UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2008

*	This Form N-CSR pertains to the following series of the Registrant: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

The MFS Intermediate Investment Bond Fund was reorganized into the MFS Research Bond Fund, both a series of MFS Series Trust IX, as of June 22, 2007.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Bond Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

4/30/08

MFB-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 16 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	54.5%
High Yield Corporates	12.0%
Mortgage-Backed Securities	11.4%
U.S. Treasury Securities	7.3%
Commercial Mortgage-Backed Securities	7.2%
Emerging Market Bonds	2.6%
Municipal Bonds	1.4%
Asset-Backed Securities	0.6%
Non-U.S. Government Bonds	0.4%
Collateralized Debt Obligations	0.3%
Residential Mortgage-Backed Securities (o)	0.0%

Credit quality of bonds (r)
AAA	25.4%
AA	8.7%
A	16.4%
BBB	35.5%
BB	7.7%
B	4.8%
CCC	0.5%
Not Rated	1.0%

Portfolio facts
Average Duration (d)(i)	5.2
Average Life (i)(m)	7.8 yrs
Average Maturity (i)(m)	14.2 yrs
Average Credit Quality of Rated Securities (long-term) (a)	A-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/08.

Percentages are based on net assets as of 4/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2008, Class A shares of the MFS Bond Fund provided a total return of 1.41%, at net asset value. This compares with a return of 7.09% for the fund’s benchmark, the Lehman Brothers U.S. Government/Credit Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the worst of the credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature.

Detractors from Performance

The fund’s overweighted positions in the financial and industrial sectors were the primary detractors from performance relative to the Lehman Brothers U.S. Government/Credit Bond Index. Greater relative exposure to “A” and “BBB” rated(s) bonds also had a negative impact on relative returns. Holdings of below investment grade “BB”, “B”, and “CCC” rated bonds held back results as spreads widened amid the troubled credit markets. The fund’s greater exposure to commercial mortgage-backed securities further dampened performance relative to the benchmark.

3

Management Review – continued

Contributors to Performance

Yield was a positive contributor to the fund’s relative performance. During the period, the fund held bonds that produced a greater level of income than the benchmark.

Respectfully,

Richard Hawkins Portfolio Manager	Robert Persons Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares.

Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3 and Class R4 shares, respectively.

4

PERFORMANCE SUMMARY THROUGH 4/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

5

Performance Summary – continued

Total Returns through 4/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	5/08/74	1.41%	4.14%	5.12%
B	9/07/93	0.69%	3.41%	4.39%
C	1/03/94	0.77%	3.43%	4.39%
I	1/02/97	1.64%	4.46%	5.43%
R1	4/01/05	0.61%	3.34%	4.36%
R2 (formerly R3)	10/31/03	1.03%	3.71%	4.54%
R3 (formerly R4)	4/01/05	1.36%	4.09%	5.10%
R4 (formerly R5)	4/01/05	1.65%	4.30%	5.20%

Average Annual

Comparative Benchmark

Lehman Brother U.S. Government/Credit Bond Index (f)	7.09%	4.27%	6.00%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	(3.40)%	3.13%	4.61%
B With CDSC (Declining over six years from 4% to 0%) (x)	(3.14)%	3.09%	4.39%
C With CDSC (1% for 12 months) (x)	(0.19)%	3.43%	4.39%

Class I, Class R1, Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Lehman Brothers U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of investment-grade debt obligations of the U.S. Treasury and U.S. government agencies, as well as U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for classes R3 and R4 shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for classes R1 and R2 shares includes the performance of the fund’s class B shares for

6

Performance Summary – continued

periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2007 through April 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/07	Ending Account Value 4/30/08	Expenses Paid During Period (p) 11/01/07-4/30/08
A	Actual	0.88%	$1,000.00	$1,006.15	$4.39
	Hypothetical (h)	0.88%	$1,000.00	$1,020.49	$4.42
B	Actual	1.58%	$1,000.00	$1,002.57	$7.87
	Hypothetical (h)	1.58%	$1,000.00	$1,017.01	$7.92
C	Actual	1.58%	$1,000.00	$1,003.36	$7.87
	Hypothetical (h)	1.58%	$1,000.00	$1,017.01	$7.92
I	Actual	0.58%	$1,000.00	$1,007.67	$2.90
	Hypothetical (h)	0.58%	$1,000.00	$1,021.98	$2.92
R1	Actual	1.65%	$1,000.00	$1,003.05	$8.22
	Hypothetical (h)	1.65%	$1,000.00	$1,016.66	$8.27
R2 (formerly R3)	Actual	1.12%	$1,000.00	$1,004.89	$5.58
	Hypothetical (h)	1.12%	$1,000.00	$1,019.29	$5.62
R3 (formerly R4)	Actual	0.88%	$1,000.00	$1,006.96	$4.39
	Hypothetical (h)	0.88%	$1,000.00	$1,020.49	$4.42
R4 (formerly R5)	Actual	0.61%	$1,000.00	$1,008.32	$3.05
	Hypothetical (h)	0.61%	$1,000.00	$1,021.83	$3.07

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4) and Class R4 (formerly Class R5) retirement plan administration and service fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 1.07%, 0.82% and 0.57% for Class R2, Class R3 and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $5.35, $4.10 and $2.85 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $5.39, $4.13 and $2.87 for Class R2, Class R3 and Class R4 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and service fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month

9

Expense Table – continued

period, the annualized expense ratio would have been 1.58%; the actual expenses paid during the period would have been approximately $7.89; and the hypothetical expenses paid during the period would have been approximately $7.95.

10

PORTFOLIO OF INVESTMENTS

4/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 98.0%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Bombardier, Inc., 6.3%, 2014 (n)	$6,575,000	$6,575,000

Asset Backed & Securitized - 8.1%
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (n)	$2,150,000	$860,000
Asset Securitization Corp., FRN, 8.631%, 2029	3,019,919	3,261,748
Bayview Financial Revolving Mortgage Loan Trust, FRN, 3.686%, 2040 (z)	2,930,000	2,109,600
BlackRock Capital Finance LP, 7.75%, 2026 (n)	523,686	314,212
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	4,314,701	4,314,701
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	1,736,421	1,799,117
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	2,920,000	2,628,501
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.555%, 2049	3,156,000	1,992,525
Commercial Mortgage Acceptance Corp., 1.088%, 2030 (i)	32,433,130	862,715
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	148,923	147,783
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	5,804,213	5,242,951
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	2,675,000	2,641,680
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	2,733,000	1,706,267
Falcon Franchise Loan LLC, FRN, 3.844%, 2025 (i)(z)	15,690,790	1,644,552
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	2,375,837	2,497,605
GE Commercial Mortgage Corp., FRN, 5.518%, 2044	2,710,000	2,499,298
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	4,140,000	3,911,868
GMAC Commercial Mortgage Securities, Inc., FRN, 7.918%, 2034 (n)	3,212,000	3,251,351
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	3,544,438	3,519,494
Greenwich Capital Commercial Funding Corp., FRN, 6.112%, 2038	2,125,000	2,024,605
JPMorgan Chase Commercial Mortgage Securities Corp., 5.372%, 2047	5,200,000	4,716,559
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.506%, 2042 (n)	4,734,928	3,679,267
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.542%, 2043	7,331,619	6,784,806
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	4,318,739	4,078,307
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	5,520,000	5,433,279

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
KKR Financial CLO Ltd., “C”, CDO, FRN, 4.515%, 2021 (n)	$3,651,630	$2,326,088
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.973%, 2030 (i)	13,029,848	464,488
Merrill Lynch Mortgage Trust, FRN, 6.023%, 2050	1,561,000	1,096,814
Morgan Stanley Capital I, Inc., 5.72%, 2032	3,294,021	3,328,164
Morgan Stanley Capital I, Inc., FRN, 0.66%, 2030 (i)(n)	84,719,556	748,438
Mortgage Capital Funding, Inc., FRN, 0.615%, 2031 (i)	22,022,643	30,594
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	580,703	580,519
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)	5,790,000	5,774,056
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013 (z)	3,468,000	3,021,459
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,713,906	2,118,448
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	3,448,527	3,363,091
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	1,030,000	708,621
Wachovia Bank Commercial Mortgage Trust, FRN, 6.159%, 2045	4,320,000	4,127,697

		$99,611,268
Automotive - 0.8%
Ford Motor Credit Co. LLC, 9.75%, 2010	$3,470,000	$3,371,112
Johnson Controls, Inc., 5.5%, 2016	6,390,000	6,375,488

		$9,746,600
Broadcasting - 1.5%
CBS Corp., 6.625%, 2011	$6,040,000	$6,223,284
Clear Channel Communications, Inc., 7.65%, 2010	4,329,000	4,500,576
Clear Channel Communications, Inc., 6.25%, 2011	3,130,000	2,660,500
News America, Inc., 8.5%, 2025	4,931,000	5,713,653

		$19,098,013
Brokerage & Asset Managers - 3.4%
Bear Stearns Cos., Inc., 5.85%, 2010	$6,950,000	$7,015,184
Goldman Sachs Group, Inc., 5.625%, 2017	6,941,000	6,707,449
INVESCO PLC, 4.5%, 2009	7,053,000	7,008,305
Lehman Brothers Holdings, Inc., 6.2%, 2014	1,734,000	1,744,770
Lehman Brothers Holdings, Inc., 6.5%, 2017	3,180,000	3,123,870
Merrill Lynch & Co., Inc., 6.15%, 2013	3,390,000	3,382,912
Merrill Lynch & Co., Inc., 6.05%, 2016	3,281,000	3,148,139
Morgan Stanley, 5.75%, 2016	5,924,000	5,800,846
Morgan Stanley Group, Inc., 6.625%, 2018	3,510,000	3,639,235

		$41,570,710
Building - 0.2%
American Standard Cos., Inc., 7.625%, 2010	$1,955,000	$2,066,750

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Business Services - 0.4%
Xerox Corp., 5.65%, 2013	$4,930,000	$4,942,710

Cable TV - 1.1%
Comcast Corp., 5.875%, 2018	$1,574,000	$1,569,672
Cox Communications, Inc., 4.625%, 2013	6,087,000	5,846,095
TCI Communications, Inc., 9.8%, 2012	3,539,000	3,989,547
Time Warner Entertainment Co. LP, 8.375%, 2033	1,734,000	2,018,499

		$13,423,813
Chemicals - 0.3%
PPG Industries, Inc., 5.75%, 2013	$3,640,000	$3,734,210

Computer Software - 0.6%
Seagate Technology HDD Holdings, 6.375%, 2011	$7,013,000	$6,890,273

Conglomerates - 0.3%
Kennametal, Inc., 7.2%, 2012	$3,091,000	$3,312,226

Construction - 1.0%
D.R. Horton, Inc., 7.875%, 2011	$4,993,000	$4,880,658
D.R. Horton, Inc., 5.625%, 2014	1,731,000	1,518,953
Pulte Homes, Inc., 4.875%, 2009	6,571,000	6,341,015

		$12,740,626
Consumer Goods & Services - 1.6%
Clorox Co., 5%, 2013	$4,780,000	$4,721,340
Fortune Brands, Inc., 5.125%, 2011	6,080,000	6,041,891
Service Corp. International, 7.375%, 2014	1,880,000	1,936,400
Western Union Co., 5.4%, 2011	7,660,000	7,656,790

		$20,356,421
Defense Electronics - 1.2%
L-3 Communications Corp., 6.375%, 2015	$6,885,000	$6,807,544
Litton Industries, Inc., 8%, 2009	8,035,000	8,418,374

		$15,225,918
Electronics - 0.3%
Tyco Electronics Ltd., 6.55%, 2017 (n)	$2,450,000	$2,508,310
Tyco Electronics Ltd., 7.125%, 2037 (n)	1,700,000	1,741,009

		$4,249,319

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 0.7%
OAO Gazprom, 9.625%, 2013	$470,000	$533,450
OAO Gazprom, 7.343%, 2013 (z)	1,210,000	1,265,963
OAO Gazprom, 8.146%, 2018 (z)	2,710,000	2,875,988
Pemex Finance Ltd., 9.69%, 2009	2,349,600	2,405,427
Pemex Finance Ltd., 10.61%, 2017	1,500,000	1,879,050

		$8,959,878
Emerging Market Sovereign - 0.2%
Republic of Argentina, FRN, 3.092%, 2012	$3,118,125	$2,665,100

Energy - Independent - 1.3%
Nexen, Inc., 6.4%, 2037	$6,380,000	$6,239,213
Ocean Energy, Inc., 7.25%, 2011	8,687,000	9,419,366

		$15,658,579
Entertainment - 0.7%
Time Warner, Inc., 9.125%, 2013	$6,649,000	$7,475,624
Time Warner, Inc., 6.5%, 2036	1,100,000	1,037,463

		$8,513,087
Financial Institutions - 2.9%
American Express Centurion Bank, 5.55%, 2012	$5,510,000	$5,514,149
CIT Group, Inc., 6.1% to 2017, FRN to 2067	1,030,000	537,997
General Electric Co., 5.625%, 2018	6,320,000	6,384,616
General Motors Acceptance Corp., 7.25%, 2011	4,461,000	3,784,284
HSBC Finance Corp., 5.5%, 2016	8,598,000	8,510,051
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	6,900,000	5,466,366
International Lease Finance Corp., 5.625%, 2013	3,380,000	3,329,919
Residential Capital LLC, 8.5%, 2012	3,440,000	1,754,400

		$35,281,782
Food & Beverages - 2.6%
Diageo Capital PLC, 5.5%, 2016	$6,930,000	$6,954,213
Dr Pepper Snapple Group, Inc., 6.82%, 2018 (z)	3,980,000	4,128,661
General Mills, Inc., 5.65%, 2012	4,110,000	4,230,707
Miller Brewing Co., 5.5%, 2013 (n)	9,815,000	10,162,579
Tyson Foods, Inc., 6.85%, 2016	6,160,000	6,118,408

		$31,594,568
Food & Drug Stores - 0.4%
CVS Caremark Corp., 5.75%, 2017	$4,388,000	$4,446,562

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Forest & Paper Products - 0.3%
Stora Enso Oyj, 7.25%, 2036 (n)	$4,707,000	$3,972,990

Gaming & Lodging - 1.4%
MGM Mirage, 8.375%, 2011	$6,070,000	$6,039,650
Royal Caribbean Cruises Ltd., 8%, 2010	4,190,000	4,284,275
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	3,425,000	3,607,717
Wyndham Worldwide Corp., 6%, 2016	4,380,000	3,941,544

		$17,873,186
Industrial - 0.4%
Steelcase, Inc., 6.5%, 2011	$5,024,000	$5,091,744

Insurance - 2.1%
American International Group, Inc., 6.25%, 2037	$5,320,000	$4,690,591
ING Groep N.V., 5.775% to 2015, FRN to 2049	4,906,000	4,215,314
Metropolitan Life Global Funding, 5.125%, 2013 (z)	4,190,000	4,189,736
Prudential Financial, Inc., 6%, 2017	3,720,000	3,750,701
UnumProvident Corp., 6.85%, 2015 (n)	8,751,000	8,796,103

		$25,642,445
Insurance - Health - 0.2%
UnitedHealth Group, Inc., 6.875%, 2038	$2,425,000	$2,366,136

Insurance - Property & Casualty - 1.3%
AXIS Capital Holdings Ltd., 5.75%, 2014	$3,795,000	$3,642,342
Chubb Corp., 6.375% to 2017, FRN to 2037	1,838,000	1,714,951
Fund American Cos., Inc., 5.875%, 2013	6,104,000	5,971,378
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	5,610,000	4,941,972

		$16,270,643
Machinery & Tools - 0.6%
Case New Holland, Inc., 7.125%, 2014	$6,815,000	$6,849,075

Major Banks - 5.8%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$4,150,000	$3,333,533
Bank of America Corp., 5.49%, 2019	2,815,000	2,749,658
Barclays Bank PLC, 8.55% to 2011, FRN to 2049 (n)	6,318,000	6,334,976
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	4,300,000	4,033,955
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	10,231,000	9,246,921
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	9,752,000	9,821,639
Natixis S.A., 10% to 2018, FRN to 2049 (z)	4,000,000	4,044,120
PNC Funding Corp., 5.625%, 2017	4,570,000	4,385,335
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	1,960,000	1,799,019
Royal Bank of Scotland Group PLC, 9.118%, 2049	2,152,000	2,175,573
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	5,204,000	5,145,923

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	$6,850,000	$6,628,533
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	6,500,000	5,167,500
Wachovia Corp., 6.605%, 2025	7,936,000	7,367,211

		$72,233,896
Medical & Health Technology & Services - 2.5%
Covidien Ltd., 6%, 2017 (n)	$2,740,000	$2,801,088
Covidien Ltd., 6.55%, 2037 (n)	3,470,000	3,547,270
Fisher Scientific International, Inc., 6.125%, 2015	9,060,000	9,038,238
HCA, Inc., 8.75%, 2010	4,117,000	4,230,218
Hospira, Inc., 5.55%, 2012	1,390,000	1,374,820
Hospira, Inc., 6.05%, 2017	5,030,000	4,924,863
McKesson Corp., 5.7%, 2017	5,010,000	4,904,364

		$30,820,861
Metals & Mining - 0.5%
International Steel Group, Inc., 6.5%, 2014	$6,119,000	$6,271,235

Mortgage Backed - 11.4%
Fannie Mae, 5.5%, 2017 - 2035	$33,988,026	$34,514,318
Fannie Mae, 6%, 2017 - 2035	10,022,812	10,286,560
Fannie Mae, 4.5%, 2018	9,147,690	9,100,701
Fannie Mae, 7.5%, 2030 - 2031	1,908,496	2,056,384
Fannie Mae, 6.5%, 2032 - 2036	6,166,589	6,417,700
Freddie Mac, 6%, 2021 - 2034	4,016,100	4,134,621
Freddie Mac, 5%, 2025 - 2035	25,879,668	25,549,102
Freddie Mac, 5.5%, 2035 - 2038	23,583,026	23,765,570
Ginnie Mae, 6%, 2036	11,856,824	12,204,643
Ginnie Mae, 5.5%, 2038	12,357,000	12,516,185

		$140,545,784
Municipals - 1.4%
Hacienda La Puente, CA, Unified School District Facilities Authority Rev., FSA, 5%, 2027	$4,675,000	$4,967,234
Harris County, TX, “C”, FSA, 5.25%, 2031	3,325,000	3,626,578
Harris County, TX, “C”, FSA, 5.25%, 2032	3,335,000	3,639,486
Metropolitan Atlanta, GA, Rapid Transit Tax Authority Rev., “A”, FGIC, 5.25%, 2032	4,900,000	5,308,709

		$17,542,007
Natural Gas - Pipeline - 3.2%
CenterPoint Energy, Inc., 7.875%, 2013	$8,438,000	$9,216,895
CenterPoint Energy, Inc., 5.95%, 2017	2,950,000	2,831,198

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Enterprise Products Operating LP, 5.65%, 2013	$2,434,000	$2,450,425
Enterprise Products Partners LP, 6.3%, 2017	3,590,000	3,658,235
Kinder Morgan Energy Partners LP, 5.125%, 2014	2,559,000	2,484,032
Kinder Morgan Energy Partners LP, 7.4%, 2031	3,627,000	3,765,450
Spectra Energy Capital LLC, 8%, 2019	5,750,000	6,363,025
Williams Cos., Inc., 7.125%, 2011	8,651,000	9,191,688

		$39,960,948
Network & Telecom - 4.3%
AT&T, Inc., 5.1%, 2014	$8,569,000	$8,595,675
British Telecommunications PLC, 5.15%, 2013	5,460,000	5,484,406
CenturyTel, Inc., 8.375%, 2010	230,000	248,060
Deutsche Telekom International Finance B.V., 8%, 2010	3,029,000	3,244,816
Telecom Italia Capital, 6.2%, 2011	6,070,000	6,114,754
Telefonica Emisiones S.A.U., 7.045%, 2036	3,450,000	3,771,319
Telefonica Europe B.V., 7.75%, 2010	6,019,000	6,455,684
TELUS Corp., 8%, 2011	11,676,000	12,596,010
Verizon New York, Inc., 6.875%, 2012	6,786,000	7,148,393

		$53,659,117
Oil Services - 0.5%
Weatherford International Ltd., 5.15%, 2013	$3,280,000	$3,292,454
Weatherford International Ltd., 6.35%, 2017	3,000,000	3,158,643

		$6,451,097
Oils - 0.9%
Premcor Refining Group, Inc., 7.5%, 2015	$10,500,000	$10,949,159

Other Banks & Diversified Financials - 4.2%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.7%, 2011 (n)	$2,682,000	$2,561,310
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.8%, 2012 (z)	3,470,000	3,186,813
Citigroup, Inc., 5.5%, 2013	6,830,000	6,871,622
Citigroup, Inc., 8.4% to 2018, FRN to 2049	6,770,000	6,851,782
Credit Suisse (USA), Inc., 4.875%, 2010	8,611,000	8,753,891
Fifth Third Bancorp, 5.45%, 2017	460,000	429,048
Mizuho Financial Group, Inc., 5.79%, 2014 (n)	5,310,000	5,472,730
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	4,178,000	3,510,911
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	6,312,000	5,323,654
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	3,471,000	3,037,833
UFJ Finance Aruba AEC, 6.75%, 2013	6,193,000	6,388,296

		$52,387,890

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - 0.2%
Pearson PLC, 5.5%, 2013 (z)	$1,930,000	$1,945,073

Railroad & Shipping - 1.2%
CSX Corp., 6.3%, 2012	$4,932,000	$5,082,850
Kansas City Southern de Mexico, 7.375%, 2014 (n)	2,170,000	2,058,788
TFM S.A. de C.V., 9.375%, 2012	6,032,000	6,288,360
Union Pacific Corp., 5.7%, 2018	1,725,000	1,744,912

		$15,174,910
Real Estate - 2.8%
ERP Operating LP, REIT, 5.75%, 2017	$6,580,000	$6,174,290
HRPT Properties Trust, REIT, 6.25%, 2016	6,245,000	5,772,990
Liberty Property LP, REIT, 5.5%, 2016	4,340,000	3,856,507
ProLogis, REIT, 5.75%, 2016	6,887,000	6,488,057
ProLogis, REIT, 5.625%, 2016	1,300,000	1,209,863
Simon Property Group, Inc., REIT, 6.35%, 2012	4,283,000	4,327,453
Simon Property Group, Inc., REIT, 5.75%, 2015	6,800,000	6,648,074

		$34,477,234
Restaurants - 0.3%
YUM! Brands, Inc., 8.875%, 2011	$2,887,000	$3,177,302

Retailers - 2.0%
Federated Retail Holdings, Inc., 5.35%, 2012	$3,170,000	$2,953,933
Home Depot, Inc., 5.25%, 2013	2,661,000	2,576,809
Home Depot, Inc., 5.875%, 2036	3,866,000	3,232,011
J.C. Penney Corp., Inc., 8%, 2010	527,000	543,705
Macy’s, Inc., 6.625%, 2011	2,861,000	2,816,188
Target Corp., 6.5%, 2037	2,623,000	2,643,525
Wal-Mart Stores, Inc., 6.2%, 2038	5,470,000	5,567,355
Wesfarmers Ltd., 6.998%, 2013 (z)	4,170,000	4,337,918

		$24,671,444
Steel - 0.3%
Evraz Group S.A., 8.875%, 2013 (z)	$3,033,000	$3,070,913

Supermarkets - 0.7%
Delhaize America, Inc., 9%, 2031	$2,407,000	$2,978,417
Kroger Co., 6.4%, 2017	5,070,000	5,393,806

		$8,372,223

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supranational - 0.4%
Corporacion Andina de Fomento, 6.875%, 2012	$2,747,000	$2,876,543
European Investment Bank, 5.125%, 2017	2,177,000	2,323,956

		$5,200,499
Telecommunications - Wireless - 1.2%
Nextel Communications, Inc., 5.95%, 2014	$9,650,000	$7,527,000
Rogers Cable, Inc., 5.5%, 2014	2,229,000	2,183,996
Rogers Wireless, Inc., 7.25%, 2012	3,315,000	3,535,696
Vodafone Group PLC, 5.625%, 2017	1,452,000	1,458,273

		$14,704,965
Telephone Services - 0.3%
Embarq Corp., 7.082%, 2016	$3,710,000	$3,680,795

Tobacco - 1.0%
Reynolds American, Inc., 7.25%, 2012	$5,112,000	$5,360,162
Reynolds American, Inc., 6.75%, 2017	7,310,000	7,402,947

		$12,763,109
Transportation - Services - 0.6%
FedEx Corp., 9.65%, 2012	$5,930,000	$6,925,938

U.S. Treasury Obligations - 7.2%
U.S. Treasury Bonds, 6.25%, 2023	$11,300,000	$13,599,731
U.S. Treasury Bonds, 5.375%, 2031	5,060,000	5,692,895
U.S. Treasury Bonds, 4.375%, 2038	18,691,000	18,327,404
U.S. Treasury Notes, 4.75%, 2014	13,062,000	14,200,850
U.S. Treasury Notes, 4.875%, 2016	33,914,000	36,918,577

		$88,739,457
Utilities - Electric Power - 8.7%
AES Corp., 8.875%, 2011	$8,673,000	$9,171,698
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	8,890,000	9,467,850
Beaver Valley Funding Corp., 9%, 2017	9,694,000	10,617,063
DPL, Inc., 6.875%, 2011	3,644,000	3,789,396
E.On International Finance B.V., 6.65%, 2038 (z)	6,330,000	6,513,165
EDP Finance B.V., 6%, 2018 (n)	6,800,000	6,919,156
Enersis S.A., 7.375%, 2014	4,189,000	4,508,575
Exelon Generation Co. LLC, 6.95%, 2011	11,821,000	12,393,491
Mirant Americas Generation LLC, 8.3%, 2011	5,000,000	5,187,500
NiSource Finance Corp., 7.875%, 2010	7,649,000	8,040,591
NorthWestern Corp., 5.875%, 2014	4,275,000	4,255,412
NRG Energy, Inc., 7.375%, 2016	9,430,000	9,712,900

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
PSEG Power LLC, 5.5%, 2015	$1,705,000	$1,667,708
Reliant Energy, Inc., 7.625%, 2014	6,970,000	7,248,800
System Energy Resources, Inc., 5.129%, 2014 (n)	2,774,733	2,717,185
Waterford 3 Funding Corp., 8.09%, 2017	5,874,653	5,757,160

		$107,967,650
Total Bonds (Identified Cost, $1,236,877,976)		$1,210,423,138

Money Market Funds (v) - 0.1%
MFS Institutional Money Market Portfolio, 2.66%, at Cost and Net Asset Value	1,760,385	$1,760,385
Total Investments (Identified Cost, $1,238,638,361) (k)		$1,212,183,523

Other Assets, Less Liabilities - 1.9%		23,439,851
Net Assets - 100.0%		$1,235,623,374

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of April 30, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $1,196,948,618 and 98.74% of market value. All these security values were provided by an independent pricing service using an evaluated bid.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $135,985,277, representing 11.0% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

20

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.8%, 2012	3/23/07	$3,470,000	$3,186,813
Bayview Financial Revolving Mortgage Loan Trust, FRN, 3.686%, 2040	3/01/06	2,930,000	2,109,600
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	4,319,560	4,314,701
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	1,642,969	1,799,117
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	2,637,347	2,641,680
Dr Pepper Snapple Group, Inc., 6.82%, 2018	4/25/08	3,979,403	4,128,661
E.On International Finance B.V., 6.65%, 2038	4/15/08-4/16/08	6,319,020	6,513,165
Evraz Group S.A., 8.875%, 2013	4/17/08-4/21/08	3,080,303	3,070,913
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	2,487,640	1,706,267
Falcon Franchise Loan LLC, FRN, 3.844%, 2025	1/29/03	2,017,247	1,644,552
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	3/20/02	3,807,369	3,911,868
Metropolitan Life Global Funding, 5.125%, 2013	4/07/08	4,186,931	4,189,736
Natixis S.A., 10% to 2018, FRN to 2049	4/24/08	4,000,000	4,044,120
OAO Gazprom, 7.343%, 2013	4/08/08	1,260,945	1,265,963
OAO Gazprom, 8.146%, 2018	4/02/08-4/03/08	2,785,663	2,875,988
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	5,790,000	5,774,056
Pearson PLC, 5.5%, 2013	4/29/08	1,924,924	1,945,073
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013	12/06/04	3,704,743	3,021,459
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,682,292	2,118,448
Wesfarmers Ltd., 6.998%, 2013	4/03/08	4,170,000	4,337,918
Total Restricted Securities			$64,600,098
% of Net Assets			5.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

Insurers

FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

21

Portfolio of Investments – continued

Swap Agreements at 4/30/08

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	3,500,000	JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$ (928,078)
12/20/12	USD	6,090,000	Merrill Lynch International	1.00% (fixed rate)	(2)	(1,212,590)
12/20/12	USD	2,710,000	Goldman Sachs International	(3)	1.30% (fixed rate)	(50,785)
12/20/12	USD	2,710,000	Goldman Sachs International	(4)	1.55% (fixed rate)	(26,494)
12/20/12	USD	1,360,000	Morgan Stanley Capital Services, Inc.	(5)	1.60% (fixed rate)	4,581
6/20/13	USD	2,740,000	Morgan Stanley Capital Services, Inc.	(6)	1.07% (fixed rate)	(45,622)
6/20/13	USD	2,740,000	JPMorgan Chase Bank	(7)	3.10% (fixed rate)	(125,378)
6/20/13	USD	1,560,000	JPMorgan Chase Bank	(8)	1.12% (fixed rate)	(29,211)
6/20/13	USD	1,120,000	JPMorgan Chase Bank	(8)	1.10% (fixed rate)	(20,955)
6/20/13	USD	2,740,000	JPMorgan Chase Bank	(9)	0.85% (fixed rate)	(32,430)
6/20/13	USD	2,740,000	Merrill Lynch International	(10)	0.52% (fixed rate)	(12,752)
6/20/13	USD	2,740,000	Morgan Stanley Capital Services, Inc.	(11)	1.07% (fixed rate)	(21,463)
6/20/13	USD	2,670,000	Morgan Stanley Capital Services, Inc.	(12)	1.48% (fixed rate)	(20,712)

						$(2,521,889)

(1)	Fund to pay notional amount upon a defined credit event by Abitibi – Consolidated, Inc., 8.375%, 4/01/15.
(2)	Fund to pay notional amount upon a defined credit event by MBIA, Inc., 6.625%, 10/01/28.
(3)	Fund to receive notional amount upon a defined credit event by Simon Property Group, Inc., 6.35%, 8/28/12.
(4)	Fund to receive notional amount upon a defined credit event by Equity Residential Property Trust, 5.75%, 6/15/17.
(5)	Fund to receive notional amount upon a defined credit event by Prologis, 7.1%, 4/15/08.
(6)	Fund to receive notional amount upon a defined credit event by Arrow Electronic, Inc., 6.875%, 6/01/18.
(7)	Fund to receive notional amount upon a defined credit event by Capital One Financial, 6.25%, 11/15/13.
(8)	Fund to receive notional amount upon a defined credit event by Universal Health Services, 7.125%, 6/30/16.
(9)	Fund to receive notional amount upon a defined credit event by Wells Fargo & Company, 3.107%, 10/28/15.
(10)	Fund to receive notional amount upon a defined credit event by Allstate Corp., 6.75%, 5/15/18.
(11)	Fund to receive notional amount upon a defined credit event by Nordstrom, Inc., 6.95%, 3/15/28.
(12)	Fund to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.

At April 30, 2008, the series had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments - Non-affiliated issuers, at value (identified cost, $1,236,877,976)	$1,210,423,138
Underlying funds, at cost and value	1,760,385
Total investments, at value (identified cost, $1,238,638,361)	1,212,183,523
Cash	225,519
Restricted cash	2,170,000
Receivable for investments sold	19,771,775
Receivable for fund shares sold	1,072,042
Interest and dividends receivable	16,049,801
Swaps, at value	4,581
Other assets	11,107
Total assets		$1,251,488,348
Liabilities
Distributions payable	$757,970
Payable for investments purchased	9,712,616
Payable for fund shares reacquired	2,166,183
Swaps, at value	2,526,470
Payable to affiliates
Management fee	20,118
Shareholder servicing costs	407,366
Distribution and service fees	25,462
Administrative services fee	874
Payable for independent trustees’ compensation	96,439
Accrued expenses and other liabilities	151,476
Total liabilities		$15,864,974
Net assets		$1,235,623,374
Net assets consist of
Paid-in capital	$1,342,700,438
Unrealized appreciation (depreciation) on investments	(28,976,727)
Accumulated net realized gain (loss) on investments	(77,893,341)
Accumulated distributions in excess of net investment income	(206,996)
Net assets		$1,235,623,374
Shares of beneficial interest outstanding		101,506,358

23

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$769,598,938
Shares outstanding	63,188,880
Net asset value per share		$12.18
Offering price per share (100 / 95.25 × net asset value per share)		$12.79
Class B shares
Net assets	$98,670,653
Shares outstanding	8,126,989
Net asset value and offering price per share		$12.14
Class C shares
Net assets	$75,665,878
Shares outstanding	6,239,882
Net asset value and offering price per share		$12.13
Class I shares
Net assets	$56,574,294
Shares outstanding	4,643,525
Net asset value, offering price, and redemption price per share		$12.18
Class R1 shares
Net assets	$8,350,502
Shares outstanding	688,054
Net asset value, offering price, and redemption price per share		$12.14
Class R2 shares (formerly Class R3 shares)
Net assets	$81,432,997
Shares outstanding	6,688,950
Net asset value, offering price, and redemption price per share		$12.17
Class R3 shares (formerly Class R4 shares)
Net assets	$59,232,921
Shares outstanding	4,864,444
Net asset value, offering price, and redemption price per share		$12.18
Class R4 shares (formerly Class R5 shares)
Net assets	$86,097,191
Shares outstanding	7,065,634
Net asset value, offering price, and redemption price per share		$12.19

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$75,733,442
Dividends from underlying funds	1,720,601
Total investment income		$77,454,043
Expenses
Management fee	$4,940,544
Distribution and service fees	5,030,088
Shareholder servicing costs	2,734,104
Administrative services fee	195,277
Retirement plan administration and services fees	158,985
Independent trustees’ compensation	32,975
Custodian fee	168,270
Shareholder communications	180,412
Auditing fees	63,095
Legal fees	18,827
Miscellaneous	224,151
Total expenses		$13,746,728
Reduction of expenses by investment adviser	(1,133,208)
Net expenses		$12,613,520
Net investment income		$64,840,523
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(12,032,975)
Swap transactions	(326,966)
Net realized gain (loss) on investments		$(12,359,941)
Change in unrealized appreciation (depreciation)
Investments	$(34,283,903)
Swap transactions	(2,511,845)
Net unrealized gain (loss) on investments		$(36,795,748)
Net realized and unrealized gain (loss) on investments		$(49,155,689)
Change in net assets from operations		$15,684,834

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2008	2007
Change in net assets
From operations
Net investment income	$64,840,523	$66,394,357
Net realized gain (loss) on investments	(12,359,941)	4,417,282
Net unrealized gain (loss) on investments	(36,795,748)	28,069,012
Change in net assets from operations	$15,684,834	$98,880,651
Distributions declared to shareholders
From net investment income
Class A	$(44,307,621)	$(46,541,934)
Class B	(6,140,179)	(9,212,451)
Class C	(3,720,135)	(3,708,159)
Class I	(2,973,066)	(2,549,390)
Class R (b)	(1,449,200)	(2,169,220)
Class R1	(299,057)	(125,469)
Former Class R2 (b)	(280,502)	(79,913)
Class R2 (formerly Class R3)	(2,294,280)	(929,392)
Class R3 (formerly Class R4)	(2,882,499)	(1,179,768)
Class R4 (formerly Class R5)	(4,297,522)	(826,175)
Class 529A	—	(23,415)
Class 529B	—	(7,535)
Class 529C	—	(10,303)
Total distributions declared to shareholders	$(68,644,061)	$(67,363,124)
Change in net assets from fund share transactions	$(20,590,584)	$(34,861,439)
Total change in net assets	$(73,549,811)	$(3,343,912)
Net assets
At beginning of period	1,309,173,185	1,312,517,097
At end of period (including accumulated distributions in excess of net investment income of $206,996 and $333,851, respectively)	$1,235,623,374	$1,309,173,185

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.69	$12.38	$12.91	$12.92	$13.03
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.66	$0.64	$0.65	$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.32	(0.49)	0.05	(0.05)
Total from investment operations	$0.17	$0.98	$0.15	$0.70	$0.60
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.67)	$(0.68)	$(0.71)	$(0.71)
Net asset value, end of period	$12.18	$12.69	$12.38	$12.91	$12.92
Total return (%) (r)(s)(t)	1.41	8.13	1.11	5.55	4.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.93	0.97	0.93	0.94
Expenses after expense reductions (f)	0.89	0.84	0.88	0.84	0.93
Net investment income	5.21	5.29	4.99	4.98	4.95
Portfolio turnover	56	45	55	40	73
Net assets at end of period (000 Omitted)	$769,599	$832,752	$896,891	$926,909	$956,960

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.65	$12.34	$12.86	$12.88	$12.99
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.57	$0.55	$0.56	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	0.32	(0.48)	0.04	(0.04)
Total from investment operations	$0.08	$0.89	$0.07	$0.60	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.58)	$(0.59)	$(0.62)	$(0.62)
Net asset value, end of period	$12.14	$12.65	$12.34	$12.86	$12.88
Total return (%) (r)(s)(t)	0.69	7.39	0.47	4.74	3.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.63	1.67	1.63	1.64
Expenses after expense reductions (f)	1.59	1.54	1.58	1.54	1.63
Net investment income	4.52	4.60	4.28	4.29	4.25
Portfolio turnover	56	45	55	40	73
Net assets at end of period (000 Omitted)	$98,671	$164,852	$230,360	$307,017	$376,847

See Notes to Financial Statements

28

Financial Highlights – continued

Class C	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.63	$12.33	$12.85	$12.87	$12.97
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.57	$0.54	$0.55	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.31	(0.48)	0.05	(0.04)
Total from investment operations	$0.09	$0.88	$0.06	$0.60	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.58)	$(0.58)	$(0.62)	$(0.61)
Net asset value, end of period	$12.13	$12.63	$12.33	$12.85	$12.87
Total return (%) (r)(s)(t)	0.77	7.31	0.47	4.74	4.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.63	1.67	1.63	1.64
Expenses after expense reductions (f)	1.59	1.54	1.58	1.54	1.63
Net investment income	4.52	4.59	4.29	4.28	4.25
Portfolio turnover	56	45	55	40	73
Net assets at end of period (000 Omitted)	$75,666	$79,473	$79,921	$82,890	$91,338

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.70	$12.39	$12.91	$12.93	$13.03
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.70	$0.67	$0.69	$0.69
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	0.32	(0.47)	0.04	(0.04)
Total from investment operations	$0.20	$1.02	$0.20	$0.73	$0.65
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.71)	$(0.72)	$(0.75)	$(0.75)
Net asset value, end of period	$12.18	$12.70	$12.39	$12.91	$12.93
Total return (%) (r)(s)	1.64	8.45	1.50	5.79	5.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.63	0.67	0.63	0.64
Expenses after expense reductions (f)	0.58	0.54	0.58	0.54	0.63
Net investment income	5.50	5.59	5.29	5.28	5.25
Portfolio turnover	56	45	55	40	73
Net assets at end of period (000 Omitted)	$56,574	$49,251	$41,976	$44,604	$41,613

See Notes to Financial Statements

30

Financial Highlights – continued

Class R1	Years ended 4/30
	2008	2007	2006	2005(i)
Net asset value, beginning of period	$12.65	$12.34	$12.86	$12.80
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.56	$0.53	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	0.32	(0.48)	0.07	(g)
Total from investment operations	$0.07	$0.88	$0.05	$0.11
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.57)	$(0.57)	$(0.05)
Net asset value, end of period	$12.14	$12.65	$12.34	$12.86
Total return (%) (r)(s)	0.61	7.29	0.33	0.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.81	1.87	1.96	(a)
Expenses after expense reductions (f)	1.66	1.64	1.70	1.87	(a)
Net investment income	4.42	4.49	4.28	4.06	(a)
Portfolio turnover	56	45	55	40
Net assets at end of period (000 Omitted)	$8,351	$3,612	$1,900	$50

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 4/30
	2008	2007	2006	2005	2004(i)
Net asset value, beginning of period	$12.69	$12.38	$12.90	$12.92	$12.96
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.62	$0.58	$0.53	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.32	(0.47)	0.11	(0.03	)(g)
Total from investment operations	$0.12	$0.94	$0.11	$0.64	$0.28
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.63)	$(0.63)	$(0.66)	$(0.32)
Net asset value, end of period	$12.17	$12.69	$12.38	$12.90	$12.92
Total return (%) (r)(s)	1.03	7.76	0.80	5.00	2.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.36	1.42	1.45	1.37	(a)
Expenses after expense reductions (f)	1.17	1.19	1.26	1.36	1.35	(a)
Net investment income	4.91	4.94	4.65	4.48	4.84	(a)
Portfolio turnover	56	45	55	40	73
Net assets at end of period (000 Omitted)	$81,433	$27,069	$9,992	$4,039	$256

See Notes to Financial Statements

32

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 4/30
	2008	2007	2006	2005(i)
Net asset value, beginning of period	$12.69	$12.38	$12.91	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.65	$0.56	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.32	(0.43)	0.07	(g)
Total from investment operations	$0.17	$0.97	$0.13	$0.12
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.66)	$(0.66)	$(0.06)
Net asset value, end of period	$12.18	$12.69	$12.38	$12.91
Total return (%) (r)(s)	1.36	8.03	1.01	0.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.09	1.19	(a)
Expenses after expense reductions (f)	0.93	0.94	1.00	1.10	(a)
Net investment income	5.16	5.19	5.08	4.93	(a)
Portfolio turnover	56	45	55	40
Net assets at end of period (000 Omitted)	$59,233	$38,827	$4,170	$50

See Notes to Financial Statements

33

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 4/30
	2008	2007	2006	2005(i)
Net asset value, beginning of period	$12.70	$12.38	$12.91	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.68	$0.66	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.34	(0.49)	0.06	(g)
Total from investment operations	$0.20	$1.02	$0.17	$0.12
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.70)	$(0.70)	$(0.06)
Net asset value, end of period	$12.19	$12.70	$12.38	$12.91
Total return (%) (r)(s)	1.65	8.43	1.32	0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	0.77	0.90	(a)
Expenses after expense reductions (f)	0.65	0.64	0.68	0.81	(a)
Net investment income	5.44	5.84	5.19	5.14	(a)
Portfolio turnover	56	45	55	40
Net assets at end of period (000 Omitted)	$86,097	$69,694	$51	$50

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not

35

Notes to Financial Statements – continued

readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

36

Notes to Financial Statements – continued

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include swap agreements.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods

37

Notes to Financial Statements – continued

beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to

38

Notes to Financial Statements – continued

examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	4/30/08	4/30/07
Ordinary income (including any short-term capital gains)	$68,644,061	$67,363,124

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/08
Cost of investments	$1,249,034,194
Gross appreciation	12,885,119
Gross depreciation	(49,735,790)
Net unrealized appreciation (depreciation)	$(36,850,671)
Undistributed ordinary income	$2,881,870
Capital loss carryforwards	(58,708,975)
Post-October capital loss deferral	(8,795,446)
Other temporary differences	(5,603,842)

As of April 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/09	$(11,366,948)
4/30/10	(4,472,574)
4/30/11	(26,201,916)
4/30/15	(9,364,882)
4/30/16	(7,302,655)
$(58,708,975)

39

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class 529A, Class 529B, and Class 529C shares closed on March 30, 2007. At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.30% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended April 30, 2008, this waiver amounted to $1,127,130 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.30% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $88,296 for the year ended April 30, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

40

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.30%	$2,413,455
Class B	0.75%	0.25%	1.00%	1.00%	1,277,523
Class C	0.75%	0.25%	1.00%	1.00%	773,689
Class R (b)	0.25%	0.25%	0.50%	0.50%	136,926
Class R1	0.75%	0.25%	1.00%	0.81%	50,760
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	27,112
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	219,029
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	131,594
Total Distribution and Service Fees					$5,030,088

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2008 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. 0.05% of the Class A distribution fee is currently being paid by the fund. Payment of the remaining 0.05% of the Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2008, were as follows:

Amount
Class A	$8,774
Class B	$174,733
Class C	$9,255

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2008, the fee was $605,605, which equated to 0.0477% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,128,499.

41

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended April 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.27%	$17,276
Former Class R2 (b)	0.25%	—	—	0.14%	7,750
Class R2 (formerly Class R3)	0.15%	—	—	0.09%	37,578
Class R3 (formerly Class R4)	0.15%	—	—	0.09%	49,045
Class R4 (formerly Class R5)	0.10%	—	—	0.06%	47,336
Total Retirement Plan Administration and Services Fees					$158,985

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and service fee was eliminated for the Former Class R2, Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) shares. Effective March 1, 2008, the annual retirement plan administration and service fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

42

Notes to Financial Statements – continued

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $5,271. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $1,247. Both amounts are included in independent trustees’ compensation for the year ended April 30, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $92,309 at April 30, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended April 30, 2008, the fee paid by the fund to Tarantino LLC was $8,371 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $6,078, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$180,427,356	$122,170,604
Investments (non-U.S. government securities)	$510,181,568	$563,057,522

43

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,597,045	$416,140,846	18,639,614	$233,613,667
Class B	1,848,448	22,802,565	2,168,881	27,059,079
Class C	1,760,920	21,691,215	1,457,116	18,193,597
Class I	5,715,967	70,806,550	1,224,745	15,403,274
Class R (b)	1,047,022	12,958,276	2,038,452	25,586,455
Class R1	547,604	6,751,238	417,589	5,232,778
Former Class R2 (b)	552,378	6,820,918	320,893	4,028,413
Class R2 (formerly Class R3)	5,493,383	67,365,886	3,225,362	40,508,120
Class R3 (formerly Class R4)	3,298,233	40,818,666	5,025,829	62,990,729
Class R4 (formerly Class R5)	8,794,977	108,851,803	5,775,853	72,879,893
Class 529A (c)	—	—	5,608	70,616
Class 529B (c)	—	—	2,990	37,252
Class 529C (c)	—	—	5,290	65,995
	62,655,977	$775,007,963	40,308,222	$505,669,868
Shares issued to shareholders in reinvestment of distributions
Class A	3,011,468	$37,341,350	3,155,228	$39,555,451
Class B	398,250	4,927,292	573,715	7,164,418
Class C	197,445	2,436,742	195,113	2,436,063
Class I	233,018	2,888,280	195,788	2,457,055
Class R (b)	98,940	1,228,131	155,906	1,950,948
Class R1	22,576	278,299	9,941	124,434
Former Class R2 (b)	21,767	268,194	6,353	79,638
Class R2 (formerly Class R3)	170,681	2,111,040	73,099	918,638
Class R3 (formerly Class R4)	222,777	2,758,109	93,216	1,174,379
Class R4 (formerly Class R5)	337,601	4,185,286	64,705	821,559
Class 529A (c)	—	—	1,743	21,826
Class 529B (c)	—	—	563	7,017
Class 529C (c)	—	—	775	9,662
	4,714,523	$58,422,723	4,526,145	$56,721,088

44

Notes to Financial Statements – continued

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(39,040,610)	$(483,210,521)	(28,617,596)	$(358,268,389)
Class B	(7,151,860)	(88,230,870)	(8,376,957)	(104,488,165)
Class C	(2,008,838)	(24,698,987)	(1,845,623)	(23,019,306)
Class I	(5,184,903)	(64,227,576)	(930,032)	(11,655,683)
Class R (b)	(4,359,243)	(53,557,739)	(2,650,149)	(33,192,977)
Class R1	(167,728)	(2,057,719)	(295,901)	(3,715,515)
Former Class R2 (b)	(802,160)	(9,694,357)	(172,716)	(2,168,121)
Class R2 (formerly Class R3)	(1,108,713)	(13,675,753)	(1,972,028)	(24,826,178)
Class R3 (formerly Class R4)	(1,716,624)	(21,188,993)	(2,395,784)	(30,207,342)
Class R4 (formerly Class R5)	(7,555,668)	(93,478,755)	(355,964)	(4,517,980)
Class 529A (c)	—	—	(47,586)	(605,624)
Class 529B (c)	—	—	(17,216)	(218,085)
Class 529C (c)	—	—	(29,273)	(369,030)
	(69,096,347)	$(854,021,270)	(47,706,825)	$(597,252,395)
Net change
Class A	(2,432,097)	$(29,728,325)	(6,822,754)	$(85,099,271)
Class B	(4,905,162)	(60,501,013)	(5,634,361)	(70,264,668)
Class C	(50,473)	(571,030)	(193,394)	(2,389,646)
Class I	764,082	9,467,254	490,501	6,204,646
Class R (b)	(3,213,281)	(39,371,332)	(455,791)	(5,655,574)
Class R1	402,452	4,971,818	131,629	1,641,697
Former Class R2 (b)	(228,015)	(2,605,245)	154,530	1,939,930
Class R2 (formerly Class R3)	4,555,351	55,801,173	1,326,433	16,600,580
Class R3 (formerly Class R4)	1,804,386	22,387,782	2,723,261	33,957,766
Class R4 (formerly Class R5)	1,576,910	19,558,334	5,484,594	69,183,472
Class 529A (c)	—	—	(40,235)	(513,182)
Class 529B (c)	—	—	(13,663)	(173,816)
Class 529C (c)	—	—	(23,208)	(293,373)
	(1,725,847)	$(20,590,584)	(2,872,458)	$(34,861,439)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(c)	Class 529A, Class 529B, and Class 529C shares closed on March 31, 2007.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the

45

Notes to Financial Statements – continued

average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended April 30, 2008, the fund’s commitment fee and interest expense were $4,832 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	515,242,352	513,481,967	1,760,385

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	—	—	$1,720,601	$1,760,385

46

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of the MFS Bond Fund, which was held on February 15, 2008, the following actions were taken:

Item 1: To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

Number of Dollars
For	4,358,656.09
Against	0.00
Abstain	140,581.28

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IX and the Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the portfolios comprising MFS Series Trust IX (the “Trust”)) as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2008

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

53

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Richard Hawkins Robert Persons

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

55

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

MFS® Limited Maturity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

4/30/08

MQL-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 16, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Fixed income sectors (i)
High Grade Corporates	52.5%
Mortgage-Backed Securities	12.6%
Asset-Backed Securities	7.0%
U.S. Government Agencies	6.2%
Commercial Mortgage-Backed Securities	5.5%
Non-U.S. Government Bonds	3.9%
Emerging Markets Bonds	2.8%
High Yield Corporates	1.4%
Residential Mortgage-Backed Securities	0.9%
Collateralized Debt Obligations	0.4%
U.S. Treasury Securities	(3.9)%

Credit quality of bonds (r)
AAA	37.5%
AA	8.1%
A	21.3%
BBB	31.3%
BB	0.6%
B	1.1%
Not Rated	0.1%

Portfolio facts
Average Duration (d)(i)	1.8
Average Life (i)(m)	2.3 yrs
Average Maturity (i)(m)	8.5 yrs
Average Credit Quality of Rated Securities (long-term) (a)	A+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable, which may result in the investment in a sector less than 0%.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/08.

Percentages are based on net assets as of 4/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2008, Class A shares of the MFS Limited Maturity Fund provided a total return of 2.61%, at net asset value. This compares with a return of 7.18% for the fund’s benchmark, the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the worst of the credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature.

Detractors from Performance

The fund’s relative over exposure to debt in the financial and industrial sectors was the primary detractor from performance relative to the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index during the reporting period. Greater relative exposure to “A” and “BBB” rated(s) bonds also had a negative impact on relative returns. The fund’s yield curve(y) positioning further dampened relative performance.

3

Management Review – continued

Contributors to Performance

Yield was the largest positive contributor to the fund’s relative performance. During the period, the fund held bonds that produced a greater level of income than the benchmark.

Respectfully,

James Calmas

Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares.

Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3 and Class R4 shares, respectively.

4

PERFORMANCE SUMMARY THROUGH 4/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

5

Performance Summary – continued

Total returns through 4/30/2008

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/26/92	2.61%	2.73%	4.11%
B	9/07/93	1.94%	1.97%	3.31%
C	7/01/94	1.90%	1.89%	3.23%
I	1/02/97	2.91%	2.91%	4.25%
R1	4/01/05	1.80%	1.85%	3.25%
R2 (formerly R3)	10/31/03	2.41%	2.25%	3.46%
R3 (formerly R4)	4/01/05	2.40%	2.58%	4.03%
R4 (formerly R5)	4/01/05	2.69%	2.77%	4.13%
529A	7/31/02	2.42%	2.38%	3.91%
529B	7/31/02	1.76%	1.72%	3.16%
529C	7/31/02	1.66%	1.65%	3.09%

Average Annual

Comparative Benchmarks

Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index (f)	7.18%	3.55%	5.01%

Average annual with sales charge

A With Initial Sales Charge (2.50%)	0.04%	2.21%	3.85%
B With CDSC (Declining over six years from 4% to 0%) (x)	(1.97)%	1.62%	3.31%
C With CDSC (1% for 12 months) (x)	0.92%	1.89%	3.23%
529A With Initial Sales Charge (2.50%)	(0.14)%	1.87%	3.65%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(2.15)%	1.37%	3.16%
529C With CDSC (1% for 12 months) (x)	0.68%	1.65%	3.09%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(x)	Assuming redemption at the end of the applicable period.

(f)	Source: FactSet Research Systems Inc.

6

Performance Summary – continued

Benchmark Definitions

Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index – a market capitalization- weighted index that measures the performance of the short-term (1 to 3 years) investment- grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for classes R3, R4, and 529A shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for classes R1, R2, and 529B shares includes the performance of the fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund’s class C shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2007 through April 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/07	Ending Account Value 4/30/08	Expenses Paid During Period (p) 11/01/07-4/30/08
A	Actual	0.65%	$1,000.00	$1,009.27	$3.25
	Hypothetical (h)	0.65%	$1,000.00	$1,021.63	$3.27
B	Actual	1.44%	$1,000.00	$1,006.79	$7.18
	Hypothetical (h)	1.44%	$1,000.00	$1,017.70	$7.22
C	Actual	1.50%	$1,000.00	$1,006.55	$7.48
	Hypothetical (h)	1.50%	$1,000.00	$1,017.40	$7.52
I	Actual	0.50%	$1,000.00	$1,011.55	$2.50
	Hypothetical (h)	0.50%	$1,000.00	$1,022.38	$2.51
R1	Actual	1.57%	$1,000.00	$1,006.18	$7.83
	Hypothetical (h)	1.57%	$1,000.00	$1,017.06	$7.87
R2 (formerly R3)	Actual	0.95%	$1,000.00	$1,009.32	$4.75
	Hypothetical (h)	0.95%	$1,000.00	$1,020.14	$4.77
R3 (formerly R4)	Actual	0.80%	$1,000.00	$1,010.07	$4.00
	Hypothetical (h)	0.80%	$1,000.00	$1,020.89	$4.02
R4 (formerly R5)	Actual	0.54%	$1,000.00	$1,009.86	$2.70
	Hypothetical (h)	0.54%	$1,000.00	$1,022.18	$2.72
529A	Actual	0.98%	$1,000.00	$1,009.19	$4.90
	Hypothetical (h)	0.98%	$1,000.00	$1,019.99	$4.92
529B	Actual	1.65%	$1,000.00	$1,005.76	$8.23
	Hypothetical (h)	1.65%	$1,000.00	$1,016.66	$8.27
529C	Actual	1.73%	$1,000.00	$1,005.43	$8.63
	Hypothetical (h)	1.73%	$1,000.00	$1,016.26	$8.67

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and service fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.90%, 0.75% and 0.50% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $4.51, $3.76, and $2.51 for Class R2, Class R3, and Class R4, respectively; and the hypothetical expenses paid during the period would have been approximately $4.53, $3.78 and $2.52 for Class R2, Class R3, and Class R4 shares, respectively.

9

Expense Table – continued

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and service fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.50%; the actual expenses paid during the period would have been approximately $7.51; and the hypothetical expenses paid during the period would have been approximately $7.54.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.85%, 1.52% and 1.59% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $4.26, $7.61 and $7.95 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $4.28, $7.64 and $8.00 for Class 529A, Class 529B and Class 529C shares, respectively.

10

PORTFOLIO OF INVESTMENTS

4/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.8%
Issuer	Shares/Par	Value ($)

Airlines - 0.1%
American Airlines Corp., 3.857%, 2010	$891,349	$846,773

Asset Backed & Securitized - 13.7%
Bayview Commercial Asset Trust, FRN, 3.205%, 2035 (n)	$2,060,826	$1,922,140
Bayview Commercial Asset Trust, FRN, 3.165%, 2036 (z)	1,751,389	1,576,250
Bayview Commercial Asset Trust, FRN, 0.879%, 2036 (i)(z)	9,152,610	749,807
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	2,370,000	2,290,383
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	2,325,000	2,181,408
Bayview Financial Revolving Mortgage Loan Trust, FRN, 3.686%, 2040 (z)	1,402,996	1,010,157
Brascan Real Estate, CDO, FRN, 4.417%, 2040 (z)	1,526,000	1,000,858
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	2,305,074	2,305,074
Commercial Mortgage Asset Trust, 0.875%, 2032 (i)(n)	28,581,032	763,571
Commercial Mortgage Pass-Through Certificates, FRN, 2.906%, 2017 (n)	3,400,000	3,257,111
Continental Airlines, Inc., FRN, 3.515%, 2011	935,523	938,183
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	482,776	479,079
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	3,376,375	3,195,983
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.731%, 2037	4,000,000	3,231,520
Credit-Based Asset Servicing & Securitization Trust, 5.737%, 2037	2,830,000	2,129,614
DEPFA Bank PLC, 3.625%, 2008	6,100,000	6,134,050
E*TRADE RV & Marine Trust, 3.62%, 2018	2,900,160	2,821,464
Falcon Franchise Loan LLC, 7.382%, 2010 (n)	15,645	15,623
Ford Credit Auto Owner Trust, FRN, 3.046%, 2010	2,200,000	2,191,732
Gramercy Real Estate CDO Ltd., FRN, 3.24%, 2035 (z)	2,337,207	2,072,027
IMPAC CMB Trust, FRN, 3.635%, 2034	666,258	561,381
IMPAC CMB Trust, FRN, 3.815%, 2034	701,324	629,094
IMPAC Secured Assets Corp., FRN, 3.245%, 2036	1,830,735	1,561,100
Interstar Millennium Trust, FRN, 3.05%, 2036	1,310,944	1,263,815
JPMorgan Chase Commercial Mortgage Securities Corp., 4.851%, 2042	3,504,086	3,496,872
JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, 2047	5,000,000	4,957,357
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.494%, 2037	5,000,000	5,009,523
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	3,700,000	3,144,357
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.676%, 2035 (i)	60,631,061	415,590

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Merrill Lynch Mortgage Investors, Inc., FRN, 5.45%, 2037	$3,360,000	$3,161,483
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.878%, 2046	4,970,000	5,038,063
Morgan Stanley Capital I, Inc., FRN, 1.11%, 2031 (i)(n)	29,003,860	198,320
Mortgage Capital Funding, Inc., FRN, 0.615%, 2031 (i)	10,603,791	14,731
Nationslink Funding Corp., 6.476%, 2030	368,576	367,760
Nationslink Funding Corp., FRN, 0.608%, 2030 (i)	16,147,259	177,447
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	2,600,000	2,548,228
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	208,048	207,982
Nomura Asset Securities Corp., FRN, 9.948%, 2027 (z)	2,498,231	2,759,850
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,990,000	1,559,644
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	5,096,147	4,448,023
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	2,202,612	2,162,289
Putnam Structured Product Funding, CDO, FRN, 3.166%, 2008 (z)	467,797	421,017
RMAC PLC, FRN, 3.251%, 2035 (n)	59,034	59,030
RMAC PLC, FRN, 3.101%, 2036 (n)	118,499	117,316
Structured Asset Securities Corp., FRN, 4.67%, 2035	1,182,748	1,127,600
Structured Asset Securities Corp., FRN, 3.135%, 2035	873,462	844,691
Superannuation Members Home Loans Global Trust, FRN, 2.93%, 2029	599,565	588,960
Thornburg Mortgage Securities Trust, FRN, 3.575%, 2043	3,557,653	3,470,964
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	6,000,000	5,954,719

		$96,533,240
Automotive - 2.3%
DaimlerChrysler North America Holdings, FRN, 3.769%, 2008	$1,700,000	$1,695,356
Ford Motor Credit Co., 5.8%, 2009	3,785,000	3,701,003
Johnson Controls, Inc., 5.25%, 2011	7,050,000	7,151,062
Nissan Motor Acceptance Corp., 5.625%, 2011 (n)	3,289,000	3,294,743

		$15,842,164
Broadcasting - 0.6%
CBS Corp., 6.625%, 2011	$2,650,000	$2,730,414
Clear Channel Communications, Inc., 7.65%, 2010	1,710,000	1,777,774

		$4,508,188
Brokerage & Asset Managers - 3.1%
Bear Stearns Cos., Inc., 5.85%, 2010	$3,370,000	$3,401,607
Goldman Sachs Group, Inc., 7.35%, 2009	3,900,000	4,053,067
INVESCO PLC, 4.5%, 2009	4,481,000	4,452,604
Lehman Brothers E-Capital Trust I, FRN, 3.85%, 2065	2,524,000	1,997,590
Lehman Brothers Holdings, Inc., 3.95%, 2009	300,000	294,385
Merrill Lynch & Co., Inc., 6.15%, 2013	3,710,000	3,702,242
Morgan Stanley Group, Inc., 6.75%, 2011	3,920,000	4,069,717

		$21,971,212

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Building - 2.2%
American Standard Cos., Inc., 7.625%, 2010	$2,670,000	$2,822,620
CRH America, Inc., 6.95%, 2012	2,250,000	2,304,668
Hanson PLC, 7.875%, 2010	5,480,000	5,758,537
Lafarge S.A., 6.15%, 2011	4,410,000	4,474,465

		$15,360,290
Business Services - 0.4%
Xerox Corp., 5.5%, 2012	$2,570,000	$2,570,866

Cable TV - 2.4%
Comcast Corp., 5.45%, 2010	$5,100,000	$5,201,771
Cox Communications, Inc., 4.625%, 2010	5,320,000	5,296,565
Time Warner Cable, Inc., 5.4%, 2012	2,900,000	2,916,919
Time Warner Entertainment Co. LP, 7.25%, 2008	3,100,000	3,123,551

		$16,538,806
Chemicals - 0.5%
PPG Industries, Inc., 5.75%, 2013	$3,180,000	$3,262,305

Computer Software - 0.3%
Oracle Corp., 4.95%, 2013	$1,860,000	$1,892,531

Conglomerates - 0.3%
Textron Financial Corp., 5.125%, 2010	$1,810,000	$1,852,977

Construction - 0.1%
Pulte Homes, Inc., 4.875%, 2009	$821,000	$792,265

Consumer Goods & Services - 2.2%
Clorox Co., 5%, 2013	$2,100,000	$2,074,229
Fortune Brands, Inc., 5.125%, 2011	4,272,000	4,245,223
Royal Philips Electronics N.V., 4.625%, 2013	3,980,000	3,968,669
Western Union Co., 5.4%, 2011	5,500,000	5,497,696

		$15,785,817
Defense Electronics - 0.6%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$3,932,000	$4,014,281

Electronics - 0.5%
Tyco Electronics, 6%, 2012 (n)	$3,761,000	$3,834,930

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 1.2%
Corporacion Nacional del Cobre de Chile, 7.375%, 2009	$2,230,000	$2,306,117
Export-Import Banks of Korea, 4.125%, 2009 (n)	2,300,000	2,300,754
OAO Gazprom, 7.343%, 2013 (z)	100,000	104,625
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)	3,570,000	3,985,234

		$8,696,730
Energy - Independent - 0.4%
EnCana Corp., 4.6%, 2009	$2,850,000	$2,862,708

Energy - Integrated - 0.3%
TNK-BP Finance S.A., 6.875%, 2011 (n)	$2,060,000	$2,049,700

Entertainment - 0.3%
Time Warner, Inc., 5.5%, 2011	$2,000,000	$1,981,690

Financial Institutions - 5.2%
American Express Centurion Bank, 5.55%, 2012	$2,870,000	$2,872,161
Capital One Bank, 4.25%, 2008	2,957,000	2,932,747
Capital One Financial Corp., 5.7%, 2011	3,130,000	3,056,101
CIT Group, Inc., 5.6%, 2011	5,000,000	4,260,685
Countrywide Home Loans, Inc., 4.125%, 2009	530,000	495,061
Countrywide Home Loans, Inc., 4%, 2011	3,000,000	2,746,836
General Elec Capital Corp., FRN, 2.957%, 2011	2,630,000	2,589,506
General Electric Capital Corp., 4.8%, 2013	1,820,000	1,827,114
General Motors Acceptance Corp., 5.625%, 2009	3,360,000	3,159,180
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	3,500,000	2,772,795
International Lease Finance Corp., 5%, 2010	2,341,000	2,324,641
International Lease Finance Corp., 5.4%, 2012	3,340,000	3,294,379
ORIX Corp., 5.48%, 2011	4,100,000	3,975,524

		$36,306,730
Food & Beverages - 4.2%
Brown-Forman Corp., 5.2%, 2012	$3,420,000	$3,475,319
Cadbury Schweppes PLC, 3.875%, 2008 (n)	4,790,000	4,779,639
Diageo Capital PLC, 5.125%, 2012	7,130,000	7,272,450
General Mills, Inc., 5.65%, 2012	1,960,000	2,017,563
Kellogg Co., 5.125%, 2012	2,330,000	2,376,038
Kraft Foods, Inc., 4%, 2008	3,600,000	3,595,003
Kraft Foods, Inc., FRN, 3.596%, 2010	2,500,000	2,430,468
Miller Brewing Co., 4.25%, 2008 (n)	3,365,000	3,373,130

		$29,319,610

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Drug Stores - 0.6%
CVS Caremark Corp., 5.75%, 2011	$2,240,000	$2,319,692
CVS Caremark Corp., FRN, 3.376%, 2010	2,200,000	2,135,217

		$4,454,909
Industrial - 0.3%
Steelcase, Inc., 6.5%, 2011	$2,114,000	$2,142,505

Insurance - 0.4%
John Hancock Global Funding II, 3.5%, 2009 (n)	$1,710,000	$1,706,842
Metropolitan Life Global Funding, 5.125%, 2013 (z)	1,060,000	1,059,933

		$2,766,775
Insurance - Health - 0.9%
Aetna, Inc., 7.875%, 2011	$3,915,000	$4,178,742
Aetna, Inc., 5.75%, 2011	2,350,000	2,396,358

		$6,575,100
Insurance - Property & Casualty - 0.6%
St. Paul Travelers Cos., Inc., 8.125%, 2010	$1,910,000	$2,028,638
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	2,220,000	2,035,207

		$4,063,845
International Market Quasi-Sovereign - 1.0%
Eksportfinans A.S.A., 5.125%, 2011	$3,780,000	$3,949,083
KfW Bankengruppe, 4.875%, 2009	2,800,000	2,875,236

		$6,824,319
International Market Sovereign - 2.4%
Bayerische Landesbank Girozentrale, 3.2%, 2009	$8,000,000	$7,973,744
Province of Ontario, 5.5%, 2008	3,810,000	3,859,583
Province of Ontario, 5%, 2011	5,000,000	5,232,895

		$17,066,222
Major Banks - 3.9%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$3,700,000	$2,972,066
BANK ONE Corp., 7.875%, 2010	5,066,000	5,385,781
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	5,324,000	5,362,019
Popular North America, Inc., 3.875%, 2008	3,000,000	2,987,397
Popular North America, Inc., 4.7%, 2009	2,950,000	2,929,371
Royal Bank of Scotland Group PLC, 9.118%, 2049	5,727,000	5,789,734
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	2,250,000	1,788,750

		$27,215,118

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - 1.4%
Cardinal Health, Inc., 2.958%, 2009	$2,800,000	$2,733,615
Covidien International, 5.15%, 2010 (n)	3,770,000	3,832,654
Hospira, Inc., 5.55%, 2012	3,140,000	3,105,708

		$9,671,977
Mortgage Backed - 12.6%
Fannie Mae, 5.5%, 2014-2019	$10,633,304	$10,893,132
Fannie Mae, 7%, 2015-2016	1,807,148	1,894,159
Fannie Mae, 4%, 2016	2,492,912	2,498,541
Fannie Mae, 6.5%, 2016-2017	3,919,573	4,078,767
Fannie Mae, 6%, 2017	4,783,961	4,940,887
Fannie Mae, 4.5%, 2018	2,598,474	2,585,126
Fannie Mae, 5%, 2018	4,982,241	5,034,496
Fannie Mae, FRN, 3.784%, 2033	2,411,568	2,406,738
Fannie Mae, FRN, 5.974%, 2033	324,864	328,468
Fannie Mae, FRN, 6.21%, 2033	181,847	183,290
Freddie Mac, 7.5%, 2015	697,831	732,162
Freddie Mac, 6%, 2016-2017	4,003,239	4,134,136
Freddie Mac, 5.5%, 2017-2025	12,709,373	12,957,886
Freddie Mac, 5%, 2018-2025	28,511,492	28,729,239
Freddie Mac, 4.5%, 2023	530,241	531,459
Freddie Mac, FRN, 3.016%, 2026	2,201,101	2,198,078
Freddie Mac, FRN, 3.166%, 2031	3,907,377	3,847,275
Ginnie Mae, 7.5%, 2008-2011	145,453	152,242
Ginnie Mae, FRN, 5.625%, 2032	344,977	347,422

		$88,473,503
Natural Gas - Pipeline - 1.7%
CenterPoint Energy, Inc., 7.75%, 2011	$4,500,000	$4,805,910
Enterprise Products Partners LP, 4.95%, 2010	3,800,000	3,816,925
Kinder Morgan Finance Corp., 5.35%, 2011	3,264,000	3,223,200

		$11,846,035
Network & Telecom - 4.9%
British Telecommunications PLC, 5.15%, 2013	$1,980,000	$1,988,851
CenturyTel, Inc., 8.375%, 2010	150,000	161,778
Deutsche Telekom International Finance B.V., 8%, 2010	1,980,000	2,121,075
France Telecom S.A., 7.75%, 2011	1,980,000	2,140,944
GTE Corp., 7.51%, 2009	2,200,000	2,267,408
SBC Communications, Inc., 4.125%, 2009	5,830,000	5,845,152
Telecom Italia Capital, 4%, 2008	4,100,000	4,078,348
Telecom Italia Capital, 4%, 2010	1,100,000	1,080,982
Telecom Italia Capital, 4.875%, 2010	2,227,000	2,204,592

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Telefonica Europe B.V., 7.75%, 2010	$5,460,000	$5,856,128
TELUS Corp., 8%, 2011	3,636,000	3,922,499
Verizon Communications, Inc, 5.25%, 2013	2,770,000	2,829,092

		$34,496,849
Oil Services - 1.1%
Weatherford International Ltd., 5.95%, 2012	$7,480,000	$7,765,975

Other Banks & Diversified Financials - 2.1%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.7%, 2011 (n)	$2,075,250	$1,981,864
Bosphorus Financial Services Ltd., FRN, 4.865%, 2012 (z)	1,700,000	1,637,122
Citigroup, Inc., 5.5%, 2013	3,700,000	3,722,548
General American Transportation Corp., 6.75%, 2009	1,500,000	1,525,361
Swedbank AB, FRN, 9%, 2049 (n)	5,470,000	5,680,212

		$14,547,107
Pharmaceuticals - 0.6%
Astrazeneca PLC, 5.4%, 2012	$4,210,000	$4,361,653

Printing & Publishing - 0.1%
Pearson PLC, 5.5%, 2013 (z)	$780,000	$786,092

Real Estate - 2.1%
Kimco Realty Corp., REIT, 4.62%, 2010	$3,790,000	$3,825,209
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	3,660,000	3,578,774
ProLogis, REIT, 5.5%, 2012	3,440,000	3,363,192
Simon Property Group, Inc., REIT, 7.125%, 2009	1,900,000	1,917,153
Simon Property Group, Inc., REIT, 4.6%, 2010	2,258,000	2,242,677

		$14,927,005
Restaurants - 0.5%
YUM! Brands, Inc., 8.875%, 2011	$2,910,000	$3,202,615

Retailers - 1.6%
Federated Retail Holdings, Inc., 5.35%, 2012	$1,510,000	$1,407,078
Home Depot, Inc., 5.2%, 2011	2,240,000	2,227,850
J.C. Penney Corp., Inc., 8%, 2010	2,690,000	2,775,268
May Department Stores Co., 5.95%, 2008	2,937,000	2,938,601
Wesfarmers Ltd., 6.998%, 2013 (z)	1,980,000	2,059,731

		$11,408,528
Supermarkets - 1.1%
Kroger Co., 5%, 2013	$2,453,000	$2,464,522
Safeway, Inc., 6.5%, 2008	2,650,000	2,679,086

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supermarkets - continued
Safeway, Inc., 4.95%, 2010	$984,000	$997,337
Safeway, Inc., 6.5%, 2011	1,250,000	1,297,120

		$7,438,065
Supranational - 0.4%
Corporacion Andina de Fomento, 6.875%, 2012	$3,000,000	$3,141,474

Telecommunications - Wireless - 1.1%
Sprint Capital Corp., 7.625%, 2011	$3,750,000	$3,553,125
Vodafone Group PLC, 7.75%, 2010	3,700,000	3,904,555

		$7,457,680
Tobacco - 0.4%
Philip Morris Capital Corp., 7.5%, 2009	$3,040,000	$3,047,600

U.S. Government Agencies - 6.0%
Fannie Mae, 4.25%, 2009	$6,500,000	$6,602,616
Fannie Mae, 6.375%, 2009	15,000,000	15,619,155
Farmer Mac, 5.5%, 2011 (n)	2,600,000	2,778,274
Freddie Mac, 4.875%, 2009	8,000,000	8,139,424
Small Business Administration, 5.1%, 2016	2,537,645	2,576,222
Small Business Administration, 5.37%, 2016	866,710	885,058
Small Business Administration, 5.46%, 2016	2,386,367	2,439,488
Small Business Administration, 5.68%, 2016	1,605,123	1,649,225
Small Business Administration, 5.94%, 2016	1,693,930	1,750,028

		$42,439,490
U.S. Treasury Obligations - 0.4%
U.S. Treasury Notes, 2.625%, 2008 (f)	$2,990,000	$2,991,169

Utilities - Electric Power - 3.7%
Dominion Resources, Inc., FRN, 5.687%, 2008	$1,880,000	$1,880,630
EDP Finance BV, 5.375%, 2012 (z)	2,200,000	2,231,049
Empresa Nacional de Electricidad S.A., 8.5%, 2009	2,325,000	2,408,268
Enel Finance International S.A., 5.7%, 2013 (n)	3,010,000	3,085,563
Exelon Generation Co. LLC, 6.95%, 2011	4,700,000	4,927,621
HQI Transelec Chile S.A., 7.875%, 2011	2,670,000	2,897,412
MidAmerican Energy Holdings Co., 3.5%, 2008	1,076,000	1,075,808
Niagara Mohawk Power Corp., 7.75%, 2008	855,000	867,612
NiSource Finance Corp., 7.875%, 2010	2,759,000	2,900,247
Virginia Electric & Power Co., 4.1%, 2008	4,100,000	4,092,677

		$26,366,887
Total Bonds (Identified Cost, $661,483,435)		$652,302,310

18

Portfolio of Investments – continued

Money Market Funds (v) - 6.5%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 2.69%, at Cost and Net Asset Value	$45,510,098	$45,510,098
Total Investments (Identified Cost, $706,993,533) (k)		$697,812,408

Other Assets, Less Liabilities - 0.7%		5,062,503
Net Assets - 100.0%		$702,874,911

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of April 30, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $651,455,537 and 93.36% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $66,779,726, representing 9.5% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Bayview Commercial Asset Trust, FRN, 3.165%, 2036	2/23/06	$1,751,388	$1,576,250
Bayview Commercial Asset Trust, FRN, 0.879%, 2036	5/16/06	829,773	749,807
Bayview Financial Revolving Mortgage Loan Trust, FRN, 3.686%, 2040	3/01/06	1,402,996	1,010,157
Bosphorus Financial Services Ltd., FRN, 4.865%, 2012	3/08/05	1,700,000	1,637,122
Brascan Real Estate, CDO, FRN, 4.417%, 2040	9/14/04	1,526,000	1,000,858
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03	2,309,150	2,305,074
EDP Finance BV, 5.375%, 2012	10/26/07	2,195,565	2,231,049
Gramercy Real Estate CDO Ltd., FRN, 3.24%, 2035	1/18/07	2,337,274	2,072,027
Metropolitan Life Global Funding, 5.125%, 2013	4/07/08	1,059,224	1,059,933
Nomura Asset Securities Corp., FRN, 9.948%, 2027	7/16/07	2,746,569	2,759,850
OAO Gazprom, 7.343%, 2013	4/02/08	100,000	104,625
Pearson PLC, 5.5%, 2013	4/29/08	777,949	786,092
Putnam Structured Product Funding, CDO, FRN, 3.166%, 2008	9/23/03	467,797	421,017
Wesfarmers Ltd., 6.998%, 2013	4/03/08	1,980,000	2,059,731
Total Restricted Securities			$19,773,592
% of Net Assets			2.8%

19

Portfolio of Investments – continued

Futures contracts outstanding at 4/30/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 yr (Short)	272	$30,459,750	Jun-08	$103,173

Swap Agreements at 4/30/08

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	3,310,000	Goldman Sachs International	(1)	1.30% (fixed rate)	$332,109
6/20/09	USD	3,390,000	Goldman Sachs International	1.35% (fixed rate)	(2)	(1,551,599)

						$(1,219,490)

(1)	Fund to receive notional amount upon a defined credit event by GMAC, 6.875%, 8/28/12.
(2)	Fund to pay notional amount upon a defined credit event by Residential Capital Corp., 6.5%, 4/17/13.

At April 30, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $661,483,435)	$652,302,310
Underlying funds, at cost and value	45,510,098
Total investments, at value (identified cost, $706,993,533)		$697,812,408
Receivable for investments sold	$919,505
Receivable for fund shares sold	1,382,852
Interest and dividends receivable	6,905,987
Swaps, at value	332,109
Other assets	5,156
Total assets		$707,358,017
Liabilities
Payable to custodian	$400
Distributions payable	460,146
Payable for daily variation margin on open futures contracts	93,500
Payable for investments purchased	777,949
Payable for fund shares reacquired	1,269,514
Swaps, at value	1,551,599
Payable to affiliates
Management fee	9,568
Shareholder servicing costs	164,580
Distribution and service fees	21,489
Administrative services fee	526
Program manager fees	66
Payable for independent trustees’ compensation	15,838
Accrued expenses and other liabilities	117,931
Total liabilities		$4,483,106
Net assets		$702,874,911
Net assets consist of
Paid-in capital	$821,756,797
Unrealized appreciation (depreciation) on investments	(10,297,442)
Accumulated net realized gain (loss) on investments	(108,614,427)
Undistributed net investment income	29,983
Net assets		$702,874,911
Shares of beneficial interest outstanding		112,008,209

21

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$373,587,441
Shares outstanding	59,445,026
Net asset value per share		$6.28
Offering price per share (100/97.50 × net asset value per share)		$6.44
Class B shares
Net assets	$76,245,825
Shares outstanding	12,181,803
Net asset value and offering price per share		$6.26
Class C shares
Net assets	$69,419,896
Shares outstanding	11,058,612
Net asset value and offering price per share		$6.28
Class I shares
Net assets	$163,725,013
Shares outstanding	26,152,995
Net asset value, offering price, and redemption price per share		$6.26
Class R1 shares
Net assets	$909,223
Shares outstanding	145,298
Net asset value, offering price, and redemption price per share		$6.26
Class R2 shares (formerly Class R3 shares)
Net assets	$5,768,485
Shares outstanding	918,513
Net asset value, offering price, and redemption price per share		$6.28
Class R3 shares (formerly Class R4 shares)
Net assets	$940,847
Shares outstanding	149,821
Net asset value, offering price, and redemption price per share		$6.28
Class R4 shares (formerly Class R5 shares)
Net assets	$55,865
Shares outstanding	8,890
Net asset value, offering price, and redemption price per share		$6.28
Class 529A shares
Net assets	$6,372,740
Shares outstanding	1,014,627
Net asset value per share		$6.28
Offering price per share (100/97.50 × net asset value per share)		$6.44

22

Statement of Assets and Liabilities – continued

Class 529B shares
Net assets	$988,553
Shares outstanding	158,176
Net asset value and offering price per share		$6.25
Class 529C shares
Net assets	$4,861,023
Shares outstanding	774,448
Net asset value and offering price per share		$6.28

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$34,889,011
Dividends from underlying funds	1,293,926
Total investment income		$36,182,937
Expenses
Management fee	$2,907,098
Distribution and service fees	2,322,682
Program manager fees	23,666
Shareholder servicing costs	1,082,226
Administrative services fee	117,154
Retirement plan administration and services fees	5,092
Independent trustees’ compensation	20,137
Custodian fee	129,274
Shareholder communications	129,012
Auditing fees	57,239
Legal fees	13,380
Miscellaneous	180,422
Total expenses		$6,987,382
Fees paid indirectly	(3,183)
Reduction of expenses by investment adviser and distributor	(1,102,681)
Net expenses		$5,881,518
Net investment income		$30,301,419
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(2,941,256)
Futures contracts	(5,229,045)
Swap transactions	2,560
Net realized gain (loss) on investments		$(8,167,741)
Change in unrealized appreciation (depreciation)
Investments	$(2,824,669)
Futures contracts	284,486
Swap transactions	(1,214,478)
Net unrealized gain (loss) on investments		$(3,754,661)
Net realized and unrealized gain (loss) on investments		$(11,922,402)
Change in net assets from operations		$18,379,017

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2008	2007
Change in net assets
From operations
Net investment income	$30,301,419	$28,615,960
Net realized gain (loss) on investments	(8,167,741)	(2,678,617)
Net unrealized gain (loss) on investments	(3,754,661)	9,340,446
Change in net assets from operations	$18,379,017	$35,277,789
Distributions declared to shareholders
From net investment income
Class A	$(18,731,267)	$(16,547,169)
Class B	(4,069,973)	(4,410,648)
Class C	(3,067,928)	(3,093,007)
Class I	(8,054,687)	(6,703,500)
Class R (b)	(64,892)	(122,088)
Class R1	(26,625)	(9,568)
Former Class R2 (b)	(17,476)	(5,908)
Class R2 (formerly Class R3)	(117,789)	(24,145)
Class R3 (formerly Class R4)	(33,230)	(17,817)
Class R4 (formerly Class R5)	(2,767)	(2,525)
Class 529A	(230,613)	(147,483)
Class 529B	(40,057)	(27,828)
Class 529C	(151,847)	(94,533)
Total distributions declared to shareholders	$(34,609,151)	$(31,206,219)
Change in net assets from fund share transactions	$(36,118,702)	$83,674,840
Total change in net assets	$(52,348,836)	$87,746,410
Net assets
At beginning of period	755,223,747	667,477,337
At end of period (including undistributed net investment income of $29,983 and $293,774, respectively)	$702,874,911	$755,223,747

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.43	$6.38	$6.50	$6.68	$6.87
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.28	$0.24	$0.22	$0.22
Net realized and unrealized gain (loss) on investments	(0.12)	0.07	(0.09)	(0.12)	(0.11)
Total from investment operations	$0.16	$0.35	$0.15	$0.10	$0.11
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.27)	$(0.28)	$(0.30)
Net asset value, end of period	$6.28	$6.43	$6.38	$6.50	$6.68
Total return (%) (r)(s)(t)	2.61	5.65	2.32	1.54	1.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.82	0.80	0.82
Expenses after expense reductions (f)	0.64	0.65	0.67	0.65	0.75
Net investment income	4.34	4.38	3.74	3.39	3.31
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$373,587	$388,086	$345,689	$422,096	$509,115

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.40	$6.36	$6.47	$6.66	$6.84
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23	$0.19	$0.17	$0.17
Net realized and unrealized gain (loss) on investments	(0.11)	0.06	(0.08)	(0.13)	(0.11)
Total from investment operations	$0.12	$0.29	$0.11	$0.04	$0.06
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.22)	$(0.23)	$(0.24)
Net asset value, end of period	$6.26	$6.40	$6.36	$6.47	$6.66
Total return (%) (r)(s)(t)	1.94	4.70	1.69	0.60	0.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.59	1.57	1.61
Expenses after expense reductions (f)	1.42	1.42	1.44	1.42	1.54
Net investment income	3.58	3.62	2.97	2.62	2.53
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$76,246	$119,976	$103,406	$151,997	$198,356

See Notes to Financial Statements

27

Financial Highlights – continued

Class C	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.42	$6.38	$6.49	$6.67	$6.86
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.22	$0.19	$0.17	$0.17
Net realized and unrealized gain (loss) on investments	(0.10)	0.07	(0.09)	(0.13)	(0.12)
Total from investment operations	$0.12	$0.29	$0.10	$0.04	$0.05
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.21)	$(0.22)	$(0.24)
Net asset value, end of period	$6.28	$6.42	$6.38	$6.49	$6.67
Total return (%) (r)(s)(t)	1.90	4.60	1.61	0.67	0.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.66	1.67	1.65	1.67
Expenses after expense reductions (f)	1.49	1.51	1.52	1.50	1.60
Net investment income	3.50	3.53	2.89	2.55	2.45
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$69,420	$81,986	$81,144	$140,467	$209,163

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.40	$6.36	$6.48	$6.66	$6.84
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.25	$0.23	$0.23
Net realized and unrealized gain (loss) on investments	(0.11)	0.06	(0.09)	(0.12)	(0.10)
Total from investment operations	$0.18	$0.35	$0.16	$0.11	$0.13
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.28)	$(0.29)	$(0.31)
Net asset value, end of period	$6.26	$6.40	$6.36	$6.48	$6.66
Total return (%) (r)(s)	2.91	5.65	2.46	1.68	1.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65	0.67	0.66	0.66
Expenses after expense reductions (f)	0.49	0.50	0.52	0.51	0.59
Net investment income	4.50	4.51	3.90	3.53	3.45
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$163,725	$151,568	$127,926	$110,059	$80,206

See Notes to Financial Statements

29

Financial Highlights – continued

Class R1	Years ended 4/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$6.40	$6.35	$6.47	$6.46
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.22	$0.18	$0.01
Net realized and unrealized gain (loss) on investments	(0.11)	0.07	(0.10)	0.02	(g)
Total from investment operations	$0.11	$0.29	$0.08	$0.03
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.20)	$(0.02)
Net asset value, end of period	$6.26	$6.40	$6.35	$6.47
Total return (%) (r)(s)	1.80	4.66	1.30	0.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.84	1.87	2.07	(a)
Expenses after expense reductions (f)	1.57	1.60	1.66	1.92	(a)
Net investment income	3.41	3.42	2.79	2.28	(a)
Portfolio turnover	21	33	25	35
Net assets at end of period (000 Omitted)	$909	$267	$123	$50

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 4/30
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$6.42	$6.38	$6.50	$6.68	$6.77
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.22	$0.19	$0.09
Net realized and unrealized gain (loss) on investments	(0.09)	0.07	(0.10)	(0.12)	(0.05)
Total from investment operations	$0.15	$0.32	$0.12	$0.07	$0.04
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.24)	$(0.25)	$(0.13)
Net asset value, end of period	$6.28	$6.42	$6.38	$6.50	$6.68
Total return (%) (r)(s)	2.41	5.07	1.87	1.03	0.58	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.38	1.41	1.42	1.38	(a)
Expenses after expense reductions (f)	0.97	1.05	1.09	1.17	1.21	(a)
Net investment income	3.98	3.98	3.36	2.88	2.70	(a)
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$5,768	$1,154	$269	$156	$98

See Notes to Financial Statements

31

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 4/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$6.43	$6.38	$6.50	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	$0.22	$0.02
Net realized and unrealized gain (loss) on investments	(0.11)	0.07	(0.09)	0.01	(g)
Total from investment operations	$0.15	$0.34	$0.13	$0.03
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.25)	$(0.02)
Net asset value, end of period	$6.28	$6.43	$6.38	$6.50
Total return (%) (r)(s)	2.40	5.39	2.06	0.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.05	1.07	1.27	(a)
Expenses after expense reductions (f)	0.83	0.90	0.92	1.12	(a)
Net investment income	4.15	4.13	3.60	3.13	(a)
Portfolio turnover	21	33	25	35
Net assets at end of period (000 Omitted)	$941	$494	$260	$50

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 4/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$6.43	$6.38	$6.50	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.28	$0.24	$0.02
Net realized and unrealized gain (loss) on investments	(0.11)	0.08	(0.09)	0.01	(g)
Total from investment operations	$0.17	$0.36	$0.15	$0.03
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.27)	$(0.02)
Net asset value, end of period	$6.28	$6.43	$6.38	$6.50
Total return (%) (r)(s)	2.69	5.71	2.37	0.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.76	0.77	0.97	(a)
Expenses after expense reductions (f)	0.56	0.61	0.62	0.82	(a)
Net investment income	4.42	4.41	3.80	3.45	(a)
Portfolio turnover	21	33	25	35
Net assets at end of period (000 Omitted)	$56	$54	$51	$50

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529A	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.42	$6.38	$6.50	$6.68	$6.87
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.22	$0.20	$0.20
Net realized and unrealized gain (loss) on investments	(0.10)	0.07	(0.09)	(0.12)	(0.11)
Total from investment operations	$0.15	$0.32	$0.13	$0.08	$0.09
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.25)	$(0.26)	$(0.28)
Net asset value, end of period	$6.28	$6.42	$6.38	$6.50	$6.68
Total return (%) (r)(s)(t)	2.42	5.12	1.96	1.18	1.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.26	1.27	1.27	1.27
Expenses after expense reductions (f)	0.98	1.00	1.02	1.02	1.10
Net investment income	4.00	4.02	3.41	3.03	2.97
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$6,373	$4,467	$2,868	$2,300	$1,651

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529B	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.39	$6.35	$6.47	$6.65	$6.83
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.17	$0.15	$0.15
Net realized and unrealized gain (loss) on investments	(0.10)	0.07	(0.09)	(0.12)	(0.10)
Total from investment operations	$0.11	$0.28	$0.08	$0.03	$0.05
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.20)	$(0.21)	$(0.23)
Net asset value, end of period	$6.25	$6.39	$6.35	$6.47	$6.65
Total return (%) (r)(s)(t)	1.76	4.47	1.26	0.48	0.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.78	1.86	1.84	1.89
Expenses after expense reductions (f)	1.64	1.63	1.71	1.69	1.82
Net investment income	3.36	3.39	2.71	2.35	2.24
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$989	$1,046	$682	$704	$718

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.42	$6.38	$6.49	$6.67	$6.86
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.17	$0.15	$0.15
Net realized and unrealized gain (loss) on investments	(0.11)	0.06	(0.08)	(0.12)	(0.11)
Total from investment operations	$0.10	$0.27	$0.09	$0.03	$0.04
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.20)	$(0.21)	$(0.23)
Net asset value, end of period	$6.28	$6.42	$6.38	$6.49	$6.67
Total return (%) (r)(s)(t)	1.66	4.34	1.35	0.42	0.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.92	1.91	1.92
Expenses after expense reductions (f)	1.73	1.75	1.77	1.76	1.85
Net investment income	3.25	3.27	2.66	2.29	2.22
Portfolio turnover	21	33	25	35	43
Net assets at end of period (000 Omitted)	$4,861	$3,719	$2,157	$1,820	$1,432

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short- term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to

37

Notes to Financial Statements – continued

U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a

38

Notes to Financial Statements – continued

custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument. All swap agreements entered into

39

Notes to Financial Statements – continued

by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

40

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	4/30/08	4/30/07
Ordinary income (including any short-term capital gains)	$34,609,151	$31,206,219

41

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/08
Cost of investments	$712,186,859
Gross appreciation	3,958,721
Gross depreciation	(18,333,172)
Net unrealized appreciation (depreciation)	$(14,374,451)
Undistributed ordinary income	$1,288,261
Capital loss carryforwards	(96,878,344)
Post-October capital loss deferral	(6,437,682)
Other temporary differences	(2,479,670)

As of April 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

April 30, 2009	$(2,874,797)
April 30, 2011	(18,880,791)
April 30, 2012	(15,641,631)
April 30, 2013	(18,655,874)
April 30, 2014	(16,764,678)
April 30, 2015	(11,871,035)
April 30, 2016	(12,189,538)
$(96,878,344)

The availability of a portion of the capital loss carryforwards, which were acquired on November 17, 2006 in connection with the MFS Government Limited Maturity Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an

42

Notes to Financial Statements – continued

annual rate of 0.40% of the fund’s average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.25% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended April 30, 2008, this waiver amounted to $1,090,166 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.25% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,370 and $800 for the year ended April 30, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.15%	$569,533
Class B	0.75%	0.25%	1.00%	0.93%	908,819
Class C	0.75%	0.25%	1.00%	1.00%	748,564
Class R (b)	0.25%	0.25%	0.50%	0.40%	6,934
Class R1	0.75%	0.25%	1.00%	0.81%	5,421
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	2,000
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.40%	13,008
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	1,763
Class 529A	0.25%	0.25%	0.50%	0.25%	17,690
Class 529B	0.75%	0.25%	1.00%	0.91%	9,225
Class 529C	0.75%	0.25%	1.00%	1.00%	39,725
Total Distribution and Service Fees					$2,322,682

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.

43

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2008 based on each class’ average daily net assets. 0.15% of the Class A service fee is currently being paid by the fund. Payment of the remaining 0.10% of the Class A service fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class 529A service fee is currently being waived under a written waiver arrangement through August 31, 2008. For the year ended April 30, 2008, this waiver amounted to $5,054 and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is currently in effect and the remaining portion of the Class B and Class 529B service fee is not in effect but may be implemented on such date as the fund’s Board of Trustees may determine. Prior to its conversion, 0.10% of the Class R distribution fee had been waived under a written waiver arrangement. For the period May 1, 2007 through April 18, 2008, this waiver amounted to $1,387 and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 (formerly R3) distribution fee is currently being waived under a written waiver arrangement through August 31, 2008. For the year ended April 30, 2008, this waiver amounted to $2,602 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2008, were as follows:

Amount
Class A	$1,558
Class B	154,495
Class C	10,630
Class 529B	504
Class 529C	295

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.10% annually of average daily net assets of the fund’s 529 share classes. For the period May 1, 2007 through March 31, 2008, the fee was established at 0.25%. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s

44

Notes to Financial Statements – continued

compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2008, were as follows:

Amount
Class 529A	$11,886
Class 529B	2,409
Class 529C	9,371
Total Program Manager Fees	$23,666

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2008, the fee was $353,043, which equated to 0.0487% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $562,578.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2008, these costs for the fund amounted to $166,605 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain

45

Notes to Financial Statements – continued

shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended April 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.27%	$1,841
Former Class R2 (b)	0.25%	—	—	0.13%	510
Class R2 (formerly Class R3)	0.15%	—	—	0.08%	2,050
Class R3 (formerly Class R4)	0.15%	—	—	0.09%	654
Class R4 (formerly Class R5)	0.10%	—	—	0.07%	37
Total Retirement Plan Administration and Services Fees					$5,092

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for the Former Class R2, Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,418. This amount is included in independent trustees’ compensation for the year ended April 30, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $13,194 at April 30, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended April 30, 2008, the fee paid by the fund to

46

Notes to Financial Statements – continued

Tarantino LLC was $4,776 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $3,472, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$3,875,422	$17,899,405
Investments (non-U.S. government securities)	$141,030,235	$196,756,778

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	19,586,463	$124,631,049	13,531,277	$86,737,799
Class B	799,554	5,071,429	736,783	4,700,017
Class C	2,156,372	13,710,669	1,351,585	8,643,594
Class I	3,562,606	22,558,152	3,310,021	21,119,186
Class R (b)	253,373	1,613,968	158,472	1,014,921
Class R1	136,037	863,574	80,630	513,766
Former Class R2 (b)	83,077	527,174	23,216	148,048
Class R2 (formerly Class R3)	803,787	5,082,521	279,121	1,788,949
Class R3 (formerly Class R4)	128,198	813,993	99,424	637,345
Class R4 (formerly Class R5)	33	203	28	178
Class 529A	584,867	3,710,212	402,015	2,573,156
Class 529B	46,339	293,015	66,856	427,510
Class 529C	380,469	2,411,043	354,777	2,270,342
	28,521,175	$181,287,002	20,394,205	$130,574,811
Shares issued in connection with acquisition of MFS Government Limited Maturity Fund
Class A	—	$—	18,443,722	$118,408,695
Class B	—	—	10,336,717	66,051,623
Class C	—	—	4,527,797	29,023,181
Class I	—	—	37,462	239,380
	—	$—	33,345,698	$213,722,879

47

Notes to Financial Statements – continued

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,231,120	$14,219,173	2,020,990	$12,950,984
Class B	501,203	3,182,153	508,852	3,247,764
Class C	305,453	1,945,095	277,501	1,776,509
Class I	1,269,594	8,054,687	1,050,241	6,702,989
Class R (b)	7,280	46,517	15,996	102,533
Class R1	3,895	24,686	1,495	9,538
Former Class R2 (b)	2,618	16,582	919	5,860
Class R2 (formerly Class R3)	16,711	106,296	3,748	24,030
Class R3 (formerly Class R4)	4,976	31,673	2,776	17,793
Class R4 (formerly Class R5)	402	2,563	394	2,524
Class 529A	35,100	223,503	22,952	147,036
Class 529B	6,296	39,901	4,344	27,686
Class 529C	23,335	148,490	14,720	94,258
	4,407,983	$28,041,319	3,924,928	$25,109,504
Shares reacquired
Class A	(22,752,586)	$(144,817,122)	(27,770,368)	$(177,667,009)
Class B	(7,866,918)	(49,859,287)	(9,098,848)	(58,042,032)
Class C	(4,173,490)	(26,550,120)	(6,110,502)	(39,087,109)
Class I	(2,355,598)	(14,924,145)	(840,119)	(5,348,739)
Class R (b)	(607,424)	(3,849,562)	(263,158)	(1,688,124)
Class R1	(36,379)	(230,435)	(59,661)	(380,618)
Former Class R2 (b)	(113,140)	(706,439)	(15,647)	(99,850)
Class R2 (formerly Class R3)	(81,658)	(519,316)	(145,393)	(932,323)
Class R3 (formerly Class R4)	(60,273)	(383,851)	(65,962)	(423,544)
Class R4 (formerly Class R5)	—	—	(28)	(180)
Class 529A	(300,773)	(1,912,522)	(179,085)	(1,146,475)
Class 529B	(58,140)	(367,132)	(14,871)	(94,861)
Class 529C	(208,751)	(1,327,092)	(128,447)	(821,490)
	(38,615,130)	$(245,447,023)	(44,692,089)	$(285,732,354)

48

Notes to Financial Statements – continued

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Net change
Class A	(935,003)	$(5,966,900)	6,225,621	$40,430,469
Class B	(6,566,161)	(41,605,705)	2,483,504	15,957,372
Class C	(1,711,665)	(10,894,356)	46,381	356,175
Class I	2,476,602	15,688,694	3,557,605	22,712,816
Class R (b)	(346,771)	(2,189,077)	(88,690)	(570,670)
Class R1	103,553	657,825	22,464	142,686
Former Class R2 (b)	(27,445)	(162,683)	8,488	54,058
Class R2 (formerly Class R3)	738,840	4,669,501	137,476	880,656
Class R3 (formerly Class R4)	72,901	461,815	36,238	231,594
Class R4 (formerly Class R5)	435	2,766	394	2,522
Class 529A	319,194	2,021,193	245,882	1,573,717
Class 529B	(5,505)	(34,216)	56,329	360,335
Class 529C	195,053	1,232,441	241,050	1,543,110
	(5,685,972)	$(36,118,702)	12,972,742	$83,674,840

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2.

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund was the owner of record of approximately 22% of the value of outstanding voting shares. In addition, the MFS Lifetime Retirement Income Fund and the MFS Lifetime 2010 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended April 30, 2008, the fund’s commitment fee and interest expense were $3,038 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

49

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	222,150,330	(176,640,232)	45,510,098

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions from Underlying Funds	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,293,926	$45,510,098

(8)	Acquisitions

On November 20, 2006, the fund acquired all of the assets and liabilities of MFS Government Limited Maturity Fund as of the close of business on November 17, 2006. The acquisition was accomplished by a tax-free exchange of 33,345,698 shares of the fund (valued at $213,722,879) for all of the assets and liabilities of MFS Government Limited Maturity Fund. MFS Government Limited Maturity Fund then distributed the shares that it received from the fund to its shareholders. MFS Government Limited Maturity Fund’s net assets on that date were $213,722,879, including $2,066,339 of unrealized depreciation, $5,943 of accumulated net investment loss, and $44,340,025 of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $801,912,388.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX (the “Trust”)) as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2008

51

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

53

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

54

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

55

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

56

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
James Calmas

57

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of MFS Limited Maturity Fund, which was held on February 15, 2008, the following actions were taken:

Item 1: To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 shares of the fund.

Number of Dollars
For	689,872.44
Against	0.00
Abstain	61,270.67

58

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

59

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

MFS® Municipal Limited Maturity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

4/30/08

MTL-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 16, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	13.6%
General Obligations – Schools	12.3%
Water & Sewer Utility Revenue	9.1%
State & Local Agencies	8.3%
General Obligations – General Purpose	8.0%

Credit quality of bonds (r)
AAA	43.1%
AA	16.7%
A	17.6%
BBB	18.5%
BB	0.1%
Not Rated	4.0%

Portfolio facts
Average Duration (d)(i)	3.7
Average Life (i)(m)	4.5 yrs
Average Maturity (i)(m)	8.2 yrs
Average Credit Quality of Rated Securities (long-term) (a)	AA-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/08.

Percentages are based on net assets as of 4/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2008, Class A shares of the MFS Municipal Limited Maturity Fund provided a total return of 3.25%, at net asset value. In comparison, the fund’s benchmarks, the Lehman Brothers 3- Year Municipal Bond Index (3-Year Index) and the Lehman Brothers 5-Year Municipal Bond Index (5-Year Index), returned 5.98% and 5.93%, respectively.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the worst of the credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature.

Factors that Affected Performance

Relative to the 3-Year Index, credit quality was the primary factor that negatively impacted relative performance. Specifically, the fund’s greater relative exposure to “BBB” rated(s) securities held back results over the reporting period. The fund’s positioning along the shorter end of the yield curve(y) (represented by bonds with durations(d) of 4- to 8- years) also detracted

3

Management Review – continued

from relative returns. Security selection in credit enhanced bonds and general obligations municipal securities were also detractors.

On the positive side, the fund’s duration(d) stance boosted performance, relative to the 3-Year Index, over the reporting period. Positioning along the middle portion of the yield curve (represented by bonds with durations of 11- to 14- years) also helped.

Relative to the 5-Year Index, the fund’s greater relative exposure to “BBB” rated securities held back relative results. Positioning along the middle portion of the yield curve (represented by bonds with durations of 8- to 11- years) and security selection in general obligations bonds also hurt relative returns.

During the reporting period, the fund’s positioning on the longer end of the yield curve (represented by bonds with durations of 11- to 14- years) contributed to performance relative to the 5-Year Index.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

5

Performance Summary – continued

Total Returns through 4/30/2008

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	3/17/92	3.25%	2.45%	3.63%
B	9/07/93	2.46%	1.68%	2.84%
C	7/01/94	2.24%	1.58%	2.75%

Comparative Benchmarks

Lehman Brothers 5-Year Municipal Bond Index (f)	5.93%	3.29%	4.68%
Lehman Brothers 3-Year Municipal Bond Index (f)	5.98%	2.87%	4.12%

Average annual with sales charge

A With Initial Sales Charge (2.50%)	0.67%	1.93%	3.37%
B With CDSC (Declining over six years from 4% to 0%) (x)	(1.53)%	1.31%	2.84%
C With CDSC (1% for 12 months) (x)	1.25%	1.58%	2.75%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Lehman Brothers 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Lehman Brothers 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2007 through April 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period (p) 11/01/07-4/30/08
A	Actual	0.61%	$1,000.00	$1,016.01	$3.06
	Hypothetical (h)	0.61%	$1,000.00	$1,021.83	$3.07
B	Actual	1.35%	$1,000.00	$1,012.26	$6.75
	Hypothetical (h)	1.35%	$1,000.00	$1,018.15	$6.77
C	Actual	1.46%	$1,000.00	$1,011.69	$7.30
	Hypothetical (h)	1.46%	$1,000.00	$1,017.60	$7.32

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

8

PORTFOLIO OF INVESTMENTS

4/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.0%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 5.1%
Atlanta, GA, Airport Rev., “A”, FSA, 5.375%, 2015	$1,000,000	$1,053,120
Chicago, IL (O’Hare International Airport Rev.), “A-2”, FSA, 5.25%, 2013	1,500,000	1,562,670
Dallas Fort Worth, TX, International Airport, “A”, AMBAC, 6%, 2013	1,000,000	1,064,730
Delaware River Port Authority Pennsylvania & New Jersey Refunding (Port District Project), “A”, FSA, 5.25%, 2009	550,000	558,382
Long Beach, CA, Harbor Rev., “A”, FGIC, 5%, 2015	1,000,000	1,055,270
Massachusetts Port Authority Rev., “A”, 5.75%, 2010	175,000	186,286
Minneapolis & St. Paul, MN, Metropolitan Airport, “D”, FGIC, 5.25%, 2009	500,000	504,720
New York, NY, Industrial Development Agency (Terminal One Group Assn.), 5.5%, 2014	1,000,000	1,063,230
Rhode Island Economic Development Corp. Airport Rev., “A”, FGIC, 5%, 2012	750,000	785,438
Richland Lexington, SC, Columbia Metropolitan Airport Rev., “A”, FSA, 5%, 2009	200,000	203,132

		$8,036,978
General Obligations - General Purpose - 7.9%
Columbus, OH, 5.25%, 2011 (f)	$705,000	$750,747
Commonwealth of Massachusetts Consolidated Loan, “A”, 6%, 2010 (c)	310,000	330,646
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2016	1,000,000	1,085,860
Du Page County, IL (ARS Jail Project), 5%, 2009	870,000	887,757
New York, NY, “A”, 5.25%, 2012	265,000	284,623
New York, NY, “B”, 5.75%, 2011	375,000	400,406
New York, NY, “C”, 5.25%, 2009	250,000	258,575
New York, NY, “G”, 5.5%, 2009	670,000	695,011
New York, NY, “G”, ETM, 5.5%, 2009 (c)	110,000	114,340
New York, NY, “K”, 5%, 2009 (c)	5,000	5,216
New York, NY, “K”, 5%, 2010	365,000	378,720
Oakland, CA, “A”, FGIC, 5%, 2010	820,000	850,725
Pawtucket, RI, “A”, AMBAC, 5%, 2009	1,000,000	1,023,550
Saraland, AL, Warrants, MBIA, 4.5%, 2009	865,000	875,813
St. Clair County, IL, FGIC, 5.625%, 2012	500,000	528,795
State of California, 5%, 2011	2,250,000	2,368,598
State of Wisconsin, 5.125%, 2011	400,000	429,880

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - General Purpose - continued
State of Wisconsin, “1”, MBIA, 5%, 2017	$500,000	$535,185
Taylor, MI, Building Authority, AMBAC, 5.5%, 2010	500,000	523,615

		$12,328,062
General Obligations - Improvement - 1.5%
Kauai County, HI, “A”, FGIC, 6.25%, 2010 (c)	$375,000	$406,526
New Orleans, LA, Certificate Indebtedness, FSA, 5.5%, 2010	500,000	524,885
Oak Ridge, TN, AMBAC, 5%, 2012	300,000	315,201
Pittsburgh, PA, “N”, FSA, 5.25%, 2015	1,000,000	1,117,600

		$2,364,212
General Obligations - Schools - 12.1%
Bastrop, TX, Independent School District Capital Appreciation, “N”, PSF, 0%, 2020	$1,000,000	$561,950
Bloomington, MN, Independent School District, “B”, 5.25%, 2011 (j)	500,000	521,150
Byron Center, MI, Public Schools, Q-SBLF, 5%, 2011	600,000	636,882
Clackamas County, OR, School District, 6%, 2010 (c)	315,000	338,401
Clark County, NV School District, 5%, 2017	2,845,000	3,121,819
Deer Park, TX, Independent School District, PSF, 0%, 2009	1,000,000	982,600
DeSoto, TX, Independent School District School Building, “N”, PSF, 0%, 2021	3,860,000	2,008,783
Ennis, TX, Independent School District Capital Appreciation, “N”, PSF, 0%, 2021	2,865,000	1,481,348
Fayette County, GA, School District, FSA, 0% to 2010, 4.15% to 2014	710,000	657,602
Fayette County, GA, School District, FSA, 0% to 2010, 4.35% to 2016	355,000	326,778
Ferndale, MI, School District, Q-SBLF, 5.5%, 2013	1,115,000	1,201,312
Florida Board of Education, Lottery Rev., “B”, FGIC, 5.5%, 2010 (c)	150,000	161,231
Kansas City, MO, School District Building Corp. Leasehold Rev., FGIC, 5%, 2012	1,450,000	1,504,912
Manistee, MI, Public Schools, FGIC, 5.15%, 2009 (c)	100,000	103,169
Northside, TX, Independent School District, PSF, 5.5%, 2016	850,000	899,436
Norwin, PA, School District, FGIC, 6%, 2010 (c)	250,000	266,563
Round Rock, TX, Independent School District, PSF, 6.5%, 2010 (c)	500,000	544,175
Round Rock, TX, Independent School District, PSF, 5.375%, 2012	570,000	622,531
San Marcos, TX, Consolidated Independent School District, 5.25%, 2014 (c)	1,000,000	1,112,670
Shelby County, TN, Public Improvement & Schools, “A”, FSA, 5%, 2014	1,500,000	1,638,150
Westerville, OH, City School District, MBIA, 5.5%, 2011 (c)	300,000	324,783

		$19,016,245

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - 13.4%
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 2026 (a)	$3,000,000	$3,129,030
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2010	550,000	567,848
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2011	575,000	594,136
Illinois Health Facilities Authority Rev. (Children’s Memorial Hospital), “A”, AMBAC, 5.75%, 2009 (c)	250,000	263,055
Indiana Health Facility Financing Authority Rev. (Ascension Health), “F”, ETM, 5.5%, 2008 (c)	500,000	508,235
Indiana Health Facility Financing Authority Rev. (Holy Cross Health Systems Corp.), MBIA, 5.375%, 2008	1,000,000	1,011,920
Iowa Finance Authority Health Care Facilities (Genesis Medical Center), 6%, 2010	210,000	221,693
Joplin, MO, Industrial Development Authority, Health Facilities Rev. (Freeman Health Systems), 5.5%, 2013	700,000	735,266
Kent, MI, Hospital Finance Authority Rev. (Spectrum Health), “A”, 5.25%, 2009	750,000	765,233
Kent, MI, Hospital Finance Authority Rev. (Spectrum Health), “A”, 5%, 2047 (a)	1,000,000	1,028,430
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, ETM, 6.125%, 2010 (c)	45,000	46,422
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.125%, 2010	95,000	96,463
Martin County, FL, Health Facilities Authority, Hospital Rev. (Martin Memorial Medical Center), “B”, 5.25%, 2008	800,000	805,032
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 5%, 2012	500,000	529,145
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “F”, 5%, 2009	235,000	240,156
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., MBIA, 4.125%, 2046 (a)	1,000,000	992,620
Mississippi Hospital Equipment & Facilities Authority Rev. (Southwest Mississippi Regional Medical Center), 5%, 2014	500,000	503,790
Missouri Health & Educational Facilities Authority Rev. (St. Vincent’s Blount), 3.5%, 2026 (a)	1,000,000	1,005,320
Montgomery County, OH, Rev. (Catholic Healthcare Initiatives), 4.1%, 2041 (a)	1,500,000	1,497,555
New Hampshire Health & Education Facilities (Covenant Health), 5%, 2014	920,000	942,154
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), 5%, 2013	750,000	772,095

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Oklahoma Development Finance Authority (Unity Health Center), 5%, 2013	$875,000	$913,238
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 5.75%, 2010	250,000	262,983
South Miami, FL, Health Facilities Baptist Authority, Hospital Rev. (Baptist Health South Florida Group), 5%, 2021	790,000	810,587
Springfield, TN, Health & Higher Educational Facilities Hospital Rev. (Northcrest Medical Center), 5.25%, 2013	485,000	485,975
Steubenville, OH, Hospital Rev. (Trinity Hospital), ETM, 5.75%, 2010 (c)	220,000	236,854
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2019	500,000	514,640
Waco, TX, Health Facilities Development Corp. (Ascension Health), “A”, 5.5%, 2009	250,000	261,248
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2012	610,000	629,904
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2013	645,000	665,524

		$21,036,551
Healthcare Revenue - Long Term Care - 0.8%
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), “B”, 3.75%, 2034 (a)	$735,000	$744,415
Tarrant County, TX, Cultural Educational Facilities Finance Corp. (Buckner Retirement), 5%, 2016	500,000	502,060

		$1,246,475
Industrial Revenue - Chemicals - 0.2%
Michigan Strategic Fund Ltd. Rev. (Dow Chemical Co.), 4.6%, 2014 (a)	$350,000	$350,249

Industrial Revenue - Environmental Services - 1.4%
California Statewide Communities Development Authority, Solid Waste Facilities Rev. (Republic Services, Inc.), “A”, 4.95%, 2012	$250,000	$243,023
Michigan Solid Waste Disposal Rev. (Waste Management, Inc.), 4.5%, 2013	1,000,000	955,320
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 5.3%, 2015 (a)	1,000,000	990,260

		$2,188,603

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - 1.5%
Cartersville, GA, Development Authority Rev. (Anheuser-Busch), 5.1%, 2012	$375,000	$389,303
Fort Bend County, TX, Industrial Development (Frito Lay, Inc.), 3.5%, 2011 (a)	1,000,000	1,005,640
Port Corpus Christi, TX, Nueces County General Rev. (Union Pacific Corp.), 5.35%, 2010	610,000	613,977
Utah County, UT, Environmental Improvement Rev. (Marathon Oil), 5.05%, 2017 (a)	300,000	307,461

		$2,316,381
Industrial Revenue - Paper - 2.1%
Courtland, AL, Industrial Development Board Environmental Improvement Rev. (International Paper Co.), “A”, 5%, 2013	$750,000	$747,150
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,500,000	1,657,605
Erie County, PA, Industrial Development Authority, Pollution Control (International Paper Co.), “A”, 5.25%, 2010	250,000	254,515
Erie County, PA, Industrial Development Authority, Pollution Control (International Paper Co.), “A”, 5.3%, 2012	570,000	576,777

		$3,236,047
Miscellaneous Revenue - Entertainment & Tourism - 0.7%
George L. Smith II, GA, World Congress Center Authority Rev. (Domed Stadium), MBIA, 6%, 2011	$1,000,000	$1,070,850

Miscellaneous Revenue - Other - 1.1%
Dayton Montgomery County, OH, Port Dayton, “A”, 4.75%, 2015	$605,000	$611,903
Illinois Development Finance Authority Rev. (Elgin School District), FSA, 0%, 2010	500,000	477,740
Indiana Bond Bank Common School Fund, AMBAC, 5.75%, 2013	535,000	562,296

		$1,651,939
Multi-Family Housing Revenue - 0.3%
Philadelphia, PA, Housing Authority, “A”, FSA, 5%, 2008	$500,000	$508,860

Sales & Excise Tax Revenue - 2.2%
California Economic Recovery, “B”, 5%, 2023 (a)	$1,000,000	$1,050,650
Jefferson Parish, LA, School Board, “N”, AMBAC, 5.5%, 2009	1,245,000	1,274,643
Spokane, WA, Public Facilities District Hotel, “A”, MBIA, 5.75%, 2012	425,000	459,803
Wyandotte County-Kansas City, KS, Sales Tax Second Lien Area B, 4.75%, 2016	695,000	688,502

		$3,473,598

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing Revenue - Local - 0.6%
Sedgwick & Shawnee County, KS, Mortgage Backed Securities, “B-4”, GNMA, 4.25%, 2023	$945,000	$927,905

Single Family Housing - State - 0.8%
Colorado Housing & Finance Authority Rev., Single Family Program, “A-3”, 7.25%, 2010	$25,000	$25,209
Colorado Housing & Finance Authority Rev., Single Family Program, “A-3”, 6.3%, 2012	35,000	35,282
Colorado Housing & Finance Authority Rev., Single Family Program, “B-3”, 6.7%, 2016	20,000	20,384
Colorado Housing & Finance Authority Rev., Single Family Program, “C-2”, 8.4%, 2021	20,000	20,792
Massachusetts Housing Finance Agency, “A”, MBIA, 5.35%, 2010	230,000	234,554
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	490,000	502,005
New Hampshire Housing Finance Authority, Single Family Rev., Mortgage Acquisition, “F”, 3.7%, 2010	380,000	375,022
Oklahoma Housing Finance Agency Single Family Rev., Mortgage Homeownership, GNMA, 7.6%, 2015	30,000	30,513

		$1,243,761
Solid Waste Revenue - 0.7%
Massachusetts Development Finance Agency, Resource Recovery Rev., (Semass Systems), “B”, MBIA, 5.625%, 2012	$400,000	$422,716
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (American Ref-fuel), “C”, 5.625%, 2024 (a)	300,000	300,360
Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5%, 2010	400,000	423,116

		$1,146,192
State & Agency - Other - 1.2%
Kentucky Property & Buildings Commerce Rev. (Project Number 69), “A”, FSA, 5.5%, 2011	$500,000	$541,175
New York Dormitory Authority Rev. (City University), MBIA, 5.25%, 2011	1,270,000	1,360,513

		$1,901,688
State & Local Agencies - 8.1%
Alabama Public School & College, “C”, FSA, 4.5%, 2009	$1,000,000	$1,024,650
Allen County, IN (Jail Building Corp.), ETM, 5.75%, 2009 (c)	235,000	245,977
Columbus, IN, Multi-School Building Corp., First Mortgage, FSA, 5%, 2010	725,000	754,986
Golden State, CA, Tobacco Securitization Corp., 5.5%, 2013 (c)	1,000,000	1,099,500

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Hamilton Heights School Building Corp., First Mortgage, “N”, FSA, 5%, 2014	$1,875,000	$2,046,675
Hampton, VA, Museum Rev., 5%, 2014	760,000	811,566
New Jersey Economic Development Authority Rev., FSA, 5%, 2029 (a)	1,000,000	1,055,320
New York Dormitory Authority Rev. (School Districts Financing Program), “A”, MBIA, 5.25%, 2009	1,000,000	1,039,140
New York Tobacco Settlement Financing Corp., “A-1”, 5.25%, 2012	25,000	25,047
New York Tobacco Settlement Financing Corp., “B-1”, 5.25%, 2013	1,000,000	1,001,290
New York Urban Development Corp. Rev., “A”, 5.125%, 2015	675,000	726,327
Ohio Building Authority (Adult Correctional Building), “A”, FSA, 5%, 2009	1,290,000	1,325,127
Ohio Building Authority (State Facilities Administration Building), “A”, 5.375%, 2009 (c)	1,000,000	1,052,670
Suffolk County, NY, Judicial Facilities (John P. Cohalan Complex), AMBAC, 5.75%, 2011	160,000	168,030
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2012	85,000	87,245
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2013	215,000	220,268

		$12,683,818
Student Loan Revenue - 0.1%
Massachusetts Educational Financing Authority, “E”, AMBAC, 4.5%, 2009	$85,000	$86,023

Tax - Other - 2.6%
Denver, CO, City & County Excise Tax, “A”, FSA, 5.25%, 2008	$250,000	$252,693
Harris County-Houston, TX (Sport Capital Appreciation), “N”, MBIA, 0%, 2040 (a)	600,000	587,808
New Jersey Economic Development Authority Rev., Cigarette Tax, 5.375%, 2015	2,730,000	2,720,827
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2013	200,000	206,098
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2014	250,000	257,720

		$4,025,146
Tax Assessment - 0.4%
Dyer, IN, Redevelopment Authority, Economic Development Lease Rent, CIFG, 5%, 2011	$570,000	$595,211

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - 4.1%
Buckeye, OH, Tobacco Settlement Financing Corp., 5.125%, 2024	$2,000,000	$1,877,409
District of Columbia Tobacco Settlement, Asset Backed Bonds, 5.2%, 2008	450,000	450,140
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 2008 (c)	85,000	85,175
New Jersey Tobacco Settlement Financing Corp., 4.375%, 2013 (c)	80,000	80,138
New Jersey Tobacco Settlement Financing Corp., “1A”, 4.5%, 2023	1,390,000	1,261,995
South Carolina Tobacco Settlement Authority Rev., “B”, 6%, 2022	225,000	227,113
Tobacco Settlement Financing Corp., NJ, 6.75%, 2013 (c)	1,460,000	1,700,842
Virginia Tobacco Settlement Financing Corp., 5.25%, 2019 (c)	685,000	722,901

		$6,405,713
Transportation - Special Tax - 1.5%
Colorado Department of Transportation Rev., AMBAC, 6%, 2008	$235,000	$235,964
Du Page County, IL, Transportation Rev., FSA, 5.5%, 2011	1,000,000	1,068,070
New Jersey Transportation Trust Fund Authority, MBIA, 5%, 2011 (c)	1,000,000	1,077,530

		$2,381,564
Universities - Colleges - 2.5%
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 2015	$1,000,000	$1,086,680
Illinois Educational Facilities Authority Rev. (Art Institute Chicago), “A”, 4.3%, 2030 (a)	500,000	501,295
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.15%, 2014	150,000	157,152
Massachusetts Development Finance Agency Rev. (Western New England College), ETM, 4%, 2008 (c)	150,000	151,782
Massachusetts Health & Educational (Massachusetts Institute of Technology), “K”, 5.25%, 2012	375,000	408,026
San Leanna Educational Facilities Corp. Higher Educational Rev. (St. Edwards University), 5%, 2019	750,000	756,503
Southeast Missouri State University, System Facilities Rev., MBIA, 5.625%, 2010	250,000	264,443
University of Texas, Permanent University Fund, “A”, 5%, 2009	580,000	598,954

		$3,924,835
Universities - Dormitories - 0.7%
New York Dormitory Authority Rev., FGIC, 5.25%, 2029 (a)	$1,000,000	$1,052,910

Universities - Secondary Schools - 0.3%
District of Columbia Rev. (Gonzaga College High School), FSA, 5%, 2012	$330,000	$343,471

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
New Hampshire Health & Education (Derryfield School), ETM, 6.5%, 2010 (c)	$70,000	$71,245

		$414,716
Utilities - Investor Owned - 4.4%
California Statewide Communities Development Authority Poll (Southern California Edison Co.), “A”, XLCA, 4.1%, 2028 (a)	$500,000	$495,820
Chesapeake, VA., Economic Development Authority Pollution Control Rev. (Virginia Electric Power Co.), 3.6%, 2032 (a)	1,000,000	971,300
Farmington, NM, Pollution Control Rev. (El Paso Electric Co.), “A”, FGIC, 4%, 2032 (a)	695,000	696,883
Hillsborough County, FL, Industrial Development Authority (Tampa Electric), 5.15%, 2025 (a)	1,000,000	999,930
Iowa Finance Authority Pollution Control Facilities Rev. (Interstate Power and Light), FGIC, 5%, 2014	1,000,000	989,510
Madison, WI, Industrial Development Rev. (Madison Gas & Electric Co.), “B”, 4.875%, 2027 (a)	420,000	442,781
Matagorda County TX, Navigation District No. 1 Pollution Control Rev. (AEP Texas Central Co.), 5.125%, 2030 (a)	1,000,000	998,140
Missouri Environmental Improvement & Energy Resources Authority (Kansas Power and Light Co.), XLCA, 5.25%, 2017 (a)	1,000,000	999,090
Red River, TX, Authority Pollution Control (AEP Texas Central Co.), MBIA, 4.45%, 2020	305,000	298,577

		$6,892,031
Utilities - Municipal Owned - 7.3%
California Department of Water Resources, Power Supply Rev., “A”, 5.5%, 2010	$600,000	$633,156
Cowlitz County, WA, Public Utilities District 1, ETM, AMBAC, 5.25%, 2008 (c)	195,000	197,114
Cowlitz County, WA, Public Utilities District 1, Unrefunded, AMBAC, 5.25%, 2008	305,000	307,568
Dalton, GA, Utilities Rev., FSA, 6%, 2012	500,000	551,910
Delaware Municipal Electric Corp., AMBAC, 5%, 2008	500,000	501,785
Energy Northwest, Washington, Wind Project Rev., MBIA, 5%, 2013	280,000	298,418
Indianapolis, IN, Gas Utility Rev., ASSD GTY, 5%, 2030 (a)	1,500,000	1,540,455
Kissimmee, FL, Utility Authority Electric, AMBAC, 5%, 2011	500,000	530,965
Long Island Power Authority, NY, Electric Systems Rev., “A”, 5%, 2009	1,100,000	1,129,722
Lower Colorado River Authority, TX, Rev., “A”, ETM, MBIA, 5%, 2011 (c)	30,000	31,966
Lower Colorado River Authority, TX, Rev., “N”,, MBIA, 5%, 2011	470,000	498,407

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Massachusetts Development Finance Agency (Devens Electrical Systems), 5.125%, 2011	$115,000	$117,533
Monroe County, GA, Development Authority Pollution Control Rev., AMBAC, 4.625%, 2036 (a)	1,000,000	997,810
Muscatine, IA, Electric Rev., “A”, AMBAC, 5.5%, 2010	1,000,000	1,042,850
North Carolina Eastern Municipal Power Agency, “A”, 5.5%, 2010	750,000	775,725
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5.5%, 2013	500,000	540,805
Salt River, AZ, Agricultural Improvement (Salt River), “A”, 5%, 2011	500,000	529,000
Southern California Public Power Authority (San Juan), “A”, FSA, 5.375%, 2012	595,000	644,415
Tacoma, WA, Electric Systems Rev., “A”, FSA, 5.5%, 2011	500,000	534,695

		$11,404,299
Utilities - Other - 1.5%
Edmond, OK, Public Works Authority, Sales Tax & Utility System Rev., AMBAC, 4.5%, 2008	$500,000	$501,615
Main Street Natural Gas Inc., GA, Gas Project Rev., “A”, 5.125%, 2016	365,000	359,981
SA Energy Acquisition Public Facilities Corp., (Texas Gas Supply), 5%, 2012	1,500,000	1,514,715

		$2,376,311
Water & Sewer Utility Revenue - 8.9%
Allentown, PA, Water Rev., Guaranteed, AMBAC, 5%, 2011	$925,000	$969,021
Atlanta, GA, Water & Waste Rev., “A”, FGIC, 5.5%, 2014	1,235,000	1,318,140
Fond Du Lac, WS, Water works Rev., “B”, 4.5%, 2010	1,500,000	1,548,870
Harrison County, MS, Wastewater Treatment Facilities, “A”, ETM, FGIC, 5.5%, 2011 (c)	400,000	427,936
Houston, TX, Utilities Systems Rev., MBIA, 5.25%, 2014	1,485,000	1,632,728
Houston, TX, Utilities Systems Rev., “A”, FSA, 5%, 2012	1,500,000	1,623,480
King County, WA, Sewer Rev., FGIC, 5.25%, 2012	750,000	803,145
Mississippi Development Bank Special Obligation, “N”, AMBAC, 5%, 2015	1,000,000	1,064,840
Nueces River Authority, Texas Water Supply Rev. (Corpus Christi Project), FSA, 5%, 2013	540,000	586,424
Philadelphia, PA, Water & Wastewater, FSA, 5.625%, 2008	595,000	596,821
Phoenix, AZ, Civic Improvement Corp., Wastewater Systems Rev., FGIC, 5.25%, 2009	255,000	263,226
Seattle, WA, Water Systems Rev., “B”, 5%, 2008	475,000	477,171
Sebring, FL, Water & Wastewater, FGIC, 5.25%, 2013	690,000	743,889
Truckee Meadows, NV, Water Authority, “A”, FSA, 5.5%, 2011	1,000,000	1,082,220
Utah Water Finance Agency Rev., “A”, AMBAC, 5%, 2012	500,000	537,120

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Wilsonville, OR, Water Systems Rev., MBIA, 5%, 2010	$300,000	$314,988

		$13,990,019
Total Municipal Bonds (Identified Cost, $148,657,479)		$150,277,192

Floating Rate Demand Notes - 2.2%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 2.28%, due 5/01/08	$200,000	$200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 2.48%, due 5/01/08	300,000	300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 2.48%, due 5/01/08	200,000	200,000
New York, NY, “A-4”, 2.53%, due 5/01/08	2,800,000	2,800,000
Total Floating Rate Demand Notes, at Identified Cost		$3,500,000
Total Investments (Identified Cost, $152,157,479) (k)		$153,777,192

Other Assets, Less Liabilities - 1.8%		2,796,323
Net Assets - 100.0%		$156,573,515

(a)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(j)	Crossover refunded bond.
(k)	As of April 30, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $150,277,192 and 97.72% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

The following abbreviations are used in this report and are defined:

ETM	Escrowed to Maturity

Insurers

AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Assn.
MBIA	MBIA Insurance Corp.
PSF	Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
XLCA	XL Capital Insurance Co.

19

Portfolio of Investments – continued

Futures contracts outstanding at 4/30/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 yr (Short)	36	$4,169,250	Jun-08	$(55,436)

At April 30, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $152,157,479)	$153,777,192
Cash	26,849
Receivable for investments sold	5,000
Receivable for fund shares sold	1,166,586
Interest receivable	2,039,302
Other assets	1,940
Total assets		$157,016,869
Liabilities
Distributions payable	$130,955
Payable for daily variation margin on open futures contracts	15,187
Payable for fund shares reacquired	190,854
Payable to affiliates
Management fee	2,136
Shareholder servicing costs	21,309
Distribution and service fees	4,359
Administrative services fee	166
Payable for independent trustees’ compensation	8,117
Accrued expenses and other liabilities	70,271
Total liabilities		$443,354
Net assets		$156,573,515
Net assets consist of
Paid-in capital	$158,580,426
Unrealized appreciation (depreciation) on investments	1,564,277
Accumulated net realized gain (loss) on investments	(3,684,206)
Undistributed net investment income	113,018
Net assets		$156,573,515
Shares of beneficial interest outstanding		20,417,115

21

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$124,160,660
Shares outstanding	16,190,395
Net asset value per share		$7.67
Offering price per share (100 / 97.50 × net asset value per share)		$7.87
Class B shares
Net assets	$10,454,222
Shares outstanding	1,364,925
Net asset value and offering price per share		$7.66
Class C shares
Net assets	$21,958,633
Shares outstanding	2,861,795
Net asset value and offering price per share		$7.67

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/08

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Net investment income
Interest income	$6,384,866
Expenses
Management fee	$614,986
Distribution and service fees	516,762
Shareholder servicing costs	133,470
Administrative services fee	32,704
Independent trustees’ compensation	5,551
Custodian fee	40,919
Shareholder communications	29,483
Auditing fees	48,056
Legal fees	2,036
Miscellaneous	62,736
Total expenses		$1,486,703
Reduction of expenses by investment adviser	(231,357)
Net expenses		$1,255,346
Net investment income		$5,129,520
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(256,646)
Futures contracts	(120,317)
Swap transactions	(225,993)
Net realized gain (loss) on investments		$(602,956)
Change in unrealized appreciation (depreciation)
Investments	$49,856
Futures contracts	(55,436)
Swap transactions	8,804
Net unrealized gain (loss) on investments		$3,224
Net realized and unrealized gain (loss) on investments		$(599,732)
Change in net assets from operations		$4,529,788

See Notes to Financial Statements

23

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2008	2007
Change in net assets
From operations
Net investment income	$5,129,520	$5,887,030
Net realized gain (loss) on investments	(602,956)	(482,301)
Net unrealized gain (loss) on investments	3,224	944,316
Change in net assets from operations	$4,529,788	$6,349,045
Distributions declared to shareholders
From net investment income
Class A	$(4,251,070)	$(4,142,886)
Class B	(354,968)	(473,641)
Class C	(615,740)	(720,773)
Total distributions declared to shareholders	$(5,221,778)	$(5,337,300)
Change in net assets from fund share transactions	$677,679	$(53,503,666)
Total change in net assets	$(14,311)	$(52,491,921)
Net assets
At beginning of period	156,587,826	209,079,747
At end of period (including undistributed net investment income of $113,018 and $247,118, respectively)	$156,573,515	$156,587,826

See Notes to Financial Statements

24

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$7.70	$7.66		$7.79	$7.83	$7.94
Income (loss) from investment operations
Net investment income (d)	$0.27	$ 0.27	(z)	$0.24	$0.23	$0.22
Net realized and unrealized gain (loss) on investments	(0.02)	0.02	(z)	(0.13)	(0.04)	(0.11)
Total from investment operations	$0.25	$0.29		$0.11	$0.19	$0.11
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.25)		$(0.24)	$(0.23)	$(0.22)
Net asset value, end of period	$7.67	$7.70		$7.66	$7.79	$7.83
Total return (%) (r)(s)(t)	3.25	3.83		1.40	2.45	1.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.85		0.86	0.82	0.82
Expenses after expense reductions (f)	0.63	0.70		0.71	0.67	0.71
Net investment income	3.53	3.55	(z)	3.11	3.00	2.73
Portfolio turnover	30	9		13	17	18
Net assets at end of period (000 Omitted)	$124,161	$116,562		$149,936	$177,889	$171,824

See Notes to Financial Statements

25

Financial Highlights – continued

Class B	Years ended 4/30
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$7.69	$7.65		$7.78	$7.82	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	(z)	$0.18	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	(0.02)	0.02	(z)	(0.13)	(0.05)	(0.10)
Total from investment operations	$0.19	$0.23		$0.05	$0.13	$0.05
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.19)		$(0.18)	$(0.17)	$(0.16)
Net asset value, end of period	$7.66	$7.69		$7.65	$7.78	$7.82
Total return (%) (r)(s)(t)	2.46	3.06		0.66	1.65	0.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.61		1.61	1.58	1.61
Expenses after expense reductions (f)	1.38	1.46		1.46	1.43	1.50
Net investment income	2.79	2.79	(z)	2.36	2.25	1.94
Portfolio turnover	30	9		13	17	18
Net assets at end of period (000 Omitted)	$10,454	$15,393		$23,575	$32,702	$41,733

See Notes to Financial Statements

26

Financial Highlights – continued

Class C	Years ended 4/30
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$7.71	$7.67		$7.80	$7.83	$7.94
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	(z)	$0.18	$0.17	$0.15
Net realized and unrealized gain (loss) on investments	(0.04)	0.01	(z)	(0.14)	(0.04)	(0.11)
Total from investment operations	$0.17	$0.22		$0.04	$0.13	$0.04
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)		$(0.17)	$(0.16)	$(0.15)
Net asset value, end of period	$7.67	$7.71		$7.67	$7.80	$7.83
Total return (%) (r)(s)(t)	2.24	2.96		0.54	1.71	0.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.70		1.71	1.67	1.67
Expenses after expense reductions (f)	1.48	1.55		1.56	1.52	1.56
Net investment income	2.68	2.70	(z)	2.26	2.21	1.87
Portfolio turnover	30	9		13	17	18
Net assets at end of period (000 Omitted)	$21,959	$24,634		$35,569	$43,977	$55,263

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended April 30, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, the security could decline in value, interest from the security could become taxable and the fund may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any

28

Notes to Financial Statements – continued

fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include futures contracts and swaps agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a

29

Notes to Financial Statements – continued

fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund may hold interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced

30

Notes to Financial Statements – continued

disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended April 30, 2008, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.

31

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders is as follows:

	4/30/08	4/30/07
Tax-exempt income	$5,221,778	$5,337,300

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/08
Cost of investments	$152,005,928
Gross appreciation	2,465,764
Gross depreciation	(694,500)
Net unrealized appreciation (depreciation)	$1,771,264
Undistributed tax-exempt income	$579,406
Capital loss carryforwards	(3,548,123)
Post-October capital loss deferral	(343,070)
Other temporary differences	(466,388)

As of April 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/09	$ (516,819)
4/30/11	(159,222)
4/30/12	(277,860)
4/30/13	(789,744)
4/30/14	(625,131)
4/30/15	(746,953)
4/30/16	(432,394)
$(3,548,123)

32

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.25% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended April 30, 2008, this waiver amounted to $230,621 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.25% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,328 for the year ended April 30, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.15%	$177,802
Class B	0.75%	0.25%	1.00%	0.90%	113,527
Class C	0.75%	0.25%	1.00%	1.00%	225,433
Total Distribution and Service Fees					$516,762

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.

33

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2008 based on each class’ average daily net assets. 0.15% of the Class A service fee is currently being paid by the fund. Payment of the remaining 0.10% of the Class A service fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is currently in effect and the remaining portion of the Class B service fee is not in effect but may be implemented on such date as the fund’s Board of Trustees may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2008, were as follows:

Amount
Class A	$81
Class B	$42,569
Class C	$648

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2008, the fee was $58,726, which equated to 0.0383% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $74,744.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.0213% of the fund average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

34

Notes to Financial Statements – continued

compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $387. This amount is included in independent trustees’ compensation for the year ended April 30, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $7,353 at April 30, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended April 30, 2008, the fee paid by the fund to Tarantino LLC was $1,016 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $736, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $45,679,145 and $48,647,317, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,912,184	$45,518,383	2,793,311	$21,515,998
Class B	55,406	424,717	38,653	296,625
Class C	415,723	3,199,941	234,405	1,803,662
	6,383,313	$49,143,041	3,066,369	$23,616,285

35

Notes to Financial Statements – continued

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	412,583	$3,170,611	402,418	$3,099,656
Class B	27,052	207,594	36,457	280,449
Class C	39,724	305,375	46,496	358,449
	479,359	$3,683,580	485,371	$3,738,554
Shares reacquired
Class A	(5,264,610)	$(40,561,965)	(7,633,112)	$(58,688,130)
Class B	(718,503)	(5,514,897)	(1,155,329)	(8,877,165)
Class C	(789,228)	(6,072,080)	(1,724,503)	(13,293,210)
	(6,772,341)	$(52,148,942)	(10,512,944)	$(80,858,505)
Net change
Class A	1,060,157	$8,127,029	(4,437,383)	$(34,072,476)
Class B	(636,045)	(4,882,586)	(1,080,219)	(8,300,091)
Class C	(333,781)	(2,566,764)	(1,443,602)	(11,131,099)
	90,331	$677,679	(6,961,204)	$(53,503,666)

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended April 30, 2008, the fund’s commitment fee and interest expense were $578 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX (the “Trust”)) as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2008

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

42

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

44

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

45

MFS® Research Bond Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

4/30/08

RBF-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 16, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	38.3%
Mortgage-Backed Securities	25.5%
U.S. Treasury Securities	6.8%
Commercial Mortgage-Backed Securities	5.1%
Municipal Bonds	3.9%
High Yield Corporates	3.6%
Asset-Backed Securities	2.2%
Emerging Market Bonds	1.8%
U.S. Government Agencies	1.5%
Floating Rate Loans	1.2%
Collateralized Debt Obligations	1.2%
Residential Mortgage-Backed Securities	0.1%

Credit quality of bonds (r)
AAA	48.6%
AA	7.1%
A	10.0%
BBB	27.5%
BB	4.0%
B	2.0%
Not Rated	0.8%

Portfolio facts
Average Duration (d)(i)	4.5
Average Life (i)(m)	6.9 yrs
Average Maturity (i)(m)	15.1 yrs
Average Credit Quality of Rated Securities (long-term) (a)	A+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/08.

Percentages are based on net assets as of 4/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2008, Class A shares of the MFS Research Bond Fund provided a total return of 2.60%, at net asset value. This compares with a return of 6.87% for the fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the worst of the credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature.

Detractors from Performance

Sector selection was the primary factor that held back performance relative to the Lehman Brothers U.S. Aggregate Bond Index. Relative overexposure to debt securities in the financial and industrial sectors was among the top detractors.

Management Review – continued

Credit quality also negatively impacted relative returns. The fund’s greater relative exposure to “BBB” rated (s) bonds detracted from relative results as credit spreads widened over the reporting period.

Contributors to Performance

Yield was the largest positive contributor to the fund’s relative performance. During the period, the fund held bonds that produced a greater level of income than the benchmark.

Lower relative exposure to mortgage-backed securities boosted relative performance as these securities suffered amid the recent subprime mortgage crisis.

Respectfully,

Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares.

Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

PERFORMANCE SUMMARY THROUGH 4/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

(For the period from the commencement of the fund’s investment operations, January 4, 1999, through the stated period end.)

Performance Summary – continued

Total returns through 4/30/2008

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	1/04/99	2.60%	3.69%	5.67%
B	12/29/00	1.75%	2.83%	4.99%
C	12/29/00	1.84%	2.82%	4.99%
I	1/04/99	2.75%	3.85%	5.80%
W	5/01/06	2.75%	3.71%	5.68%
R1	4/01/05	1.65%	3.09%	5.34%
R2 (formerly R3)	10/31/03	2.14%	3.17%	5.39%
R3 (formerly R4)	4/01/05	2.39%	3.52%	5.58%
R4 (formerly R5)	4/01/05	2.68%	3.73%	5.70%
529A	7/31/02	2.24%	3.32%	5.43%
529B	7/31/02	1.50%	2.55%	4.96%
529C	7/31/02	1.49%	2.56%	4.95%

Average Annual

Comparative Benchmark

Lehman Brothers U.S. Aggregate Bond Index (f)	6.87%	4.37%	5.67%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	(2.28)%	2.69%	5.12%
B With CDSC (Declining over six years from 4% to 0%) (x)	(2.14)%	2.49%	4.99%
C With CDSC (1% for 12 months) (x)	0.86%	2.82%	4.99%
529A With Initial Sales Charge (4.75%)	(2.61)%	2.32%	4.88%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(2.40)%	2.22%	4.96%
529C With CDSC (1% for 12 months) (x)	0.52%	2.56%	4.95%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, January 4, 1999, through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after class A shares includes the performance of the fund’s class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2007 through April 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/07	Ending Account Value 4/30/08	Expenses Paid During Period (p) 11/01/07-4/30/08
A	Actual	0.64%	$1,000.00	$1,013.21	$3.20
	Hypothetical (h)	0.64%	$1,000.00	$1,021.68	$3.22
B	Actual	1.43%	$1,000.00	$1,008.98	$7.14
	Hypothetical (h)	1.43%	$1,000.00	$1,017.75	$7.17
C	Actual	1.49%	$1,000.00	$1,008.95	$7.44
	Hypothetical (h)	1.49%	$1,000.00	$1,017.45	$7.47
I	Actual	0.49%	$1,000.00	$1,012.95	$2.45
	Hypothetical (h)	0.49%	$1,000.00	$1,022.43	$2.46
W	Actual	0.59%	$1,000.00	$1,012.43	$2.95
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R1	Actual	1.55%	$1,000.00	$1,008.62	$7.74
	Hypothetical (h)	1.55%	$1,000.00	$1,017.16	$7.77
R2 (formerly R3)	Actual	1.04%	$1,000.00	$1,011.18	$5.20
	Hypothetical (h)	1.04%	$1,000.00	$1,019.69	$5.22
R3 (formerly R4)	Actual	0.79%	$1,000.00	$1,012.45	$3.95
	Hypothetical (h)	0.79%	$1,000.00	$1,020.93	$3.97
R4 (formerly R5)	Actual	0.52%	$1,000.00	$1,013.80	$2.60
	Hypothetical (h)	0.52%	$1,000.00	$1,022.28	$2.61
529A	Actual	0.96%	$1,000.00	$1,010.51	$4.80
	Hypothetical (h)	0.96%	$1,000.00	$1,020.09	$4.82
529B	Actual	1.71%	$1,000.00	$1,007.82	$8.54
	Hypothetical (h)	1.71%	$1,000.00	$1,016.36	$8.57
529C	Actual	1.71%	$1,000.00	$1,007.81	$8.54
	Hypothetical (h)	1.71%	$1,000.00	$1,016.36	$8.57

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and services fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.94%, 0.69%, and 0.46% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $4.97, $3.66, and $2.46 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $4.99, $3.68, and $2.47 for Class R2, Class R3, and Class R4 shares, respectively.

Expense Table – continued

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.47%; the actual expenses paid during the period would have been approximately $7.41; and the hypothetical expenses paid during the period would have been approximately $7.44.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.84%, 1.58% and 1.59% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $4.21, $7.91, and $7.96 for Class 529A, Class 529B, and Class 529C shares, respectively, and the hypothetical expenses paid during the period would have been approximately $4.23, $7.95, and $8.00 for Class 529A, Class 529B, and Class 529C shares, respectively.

PORTFOLIO OF INVESTMENTS

4/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.3%
Issuer	Shares/Par	Value ($)

Airlines - 0.0%
American Airlines Corp., 3.857%, 2010	$247,594	$235,199

Asset Backed & Securitized - 9.0%
Anthracite CDO III Ltd., 6.077%, 2039 (z)	$5,000,000	$3,854,222
ARCap REIT, Inc., CDO, 6.1%, 2045 (z)	4,149,000	1,867,050
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (n)	2,354,000	941,600
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	1,200,897	420,314
Banc of America Commercial Mortgage, Inc., 5.356%, 2045	8,610,000	8,410,908
Bayview Commercial Asset Trust, 0.775%, 2035 (i)(z)	34,571,605	2,382,304
Bayview Commercial Asset Trust, FRN, 3.205%, 2035 (n)	1,054,290	983,340
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	26,006,105	1,891,335
Bayview Commercial Asset Trust, FRN, 3.165%, 2036 (z)	828,605	745,744
Bayview Commercial Asset Trust, FRN, 0.879%, 2036 (i)(z)	25,504,729	2,089,419
Bayview Commercial Asset Trust, FRN, 1.169%, 2036 (i)(z)	41,906,244	3,981,093
Bayview Commercial Asset Trust, FRN, 1.14%, 2036 (i)(z)	20,230,842	2,286,973
Bayview Commercial Asset Trust, FRN, 1.211%, 2037 (i)(z)	43,547,983	4,729,311
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.057%, 2013 (i)(z)	15,876,408	1,031,967
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	3,504,507	3,417,991
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	1,500,000	1,449,609
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	3,951,000	3,706,985
Bayview Financial Revolving Mortgage Loan Trust, FRN, 3.686%, 2040 (z)	4,984,717	3,588,996
Bear Stearns Commercial Mortgage Securities, Inc., 4.945%, 2041	1,500,000	1,487,299
Brascan Real Estate, CDO, FRN, 4.417%, 2040 (z)	418,000	274,154
Capital Trust Realty CDO Ltd., 5.16%, 2035 (z)	4,660,000	4,306,859
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	5,890,000	5,864,042
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	400,000	385,672
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.555%, 2049	6,901,000	4,356,913
Commercial Mortgage Asset Trust, 0.875%, 2032 (i)(n)	4,628,507	123,655
Commercial Mortgage Pass-Through Certificates, FRN, 2.906%, 2017 (n)	1,500,000	1,436,961
Countrywide Asset-Backed Certificates, FRN, 5.43%, 2033	1,107,000	1,046,352
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2034	3,720,000	3,370,753
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	142,319	141,229

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	$5,200,338	$4,697,471
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	4,739,543	4,486,319
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.731%, 2037	2,300,000	1,858,124
Credit-Based Asset Servicing & Securitization Trust, 5.737%, 2037	1,920,000	1,444,827
Crest G-Star, CDO, 6.95%, 2032 (z)	6,526,000	6,726,988
DEPFA Bank PLC, 3.625%, 2008	1,250,000	1,256,978
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	1,635,000	1,736,547
DLJ Commercial Mortgage Corp., 7.95%, 2033	1,000,000	1,018,182
E*TRADE RV & Marine Trust, 3.62%, 2018	1,620,553	1,576,579
Falcon Franchise Loan LLC, 7.382%, 2022 (n)	30,220	30,176
Falcon Franchise Loan LLC, FRN, 3.08%, 2021 (i)(n)	513,659	41,617
Falcon Franchise Loan LLC, FRN, 3.844%, 2025 (i)(z)	8,569,623	898,182
First Union National Bank Commercial Mortgage Trust, FRN, 1.144%, 2043 (i)(n)	28,167,409	600,952
First Union-Lehman Brothers Bank of America, FRN, 0.589%, 2035 (i)	9,964,078	157,919
GE Capital Commercial Mortgage Corp., 6.269%, 2035	2,042,000	2,112,089
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	3,720,000	1,732,433
Gramercy Real Estate CDO Ltd., FRN, 3.24%, 2035 (z)	1,260,000	1,117,040
Greenwich Capital Commercial Funding Corp., 4.569%, 2042	5,335,000	5,224,339
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	3,357,664	3,326,427
Greenwich Capital Commercial Funding Corp., FRN, 6.112%, 2038	8,610,000	8,769,738
IMPAC CMB Trust, FRN, 3.635%, 2034	350,662	295,464
IMPAC CMB Trust, FRN, 3.815%, 2034	175,331	157,273
IMPAC Secured Assets Corp., FRN, 3.245%, 2036	1,250,258	1,066,117
JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, 2043	8,620,000	8,437,067
JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, 2046	2,195,695	2,160,475
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.506%, 2042 (n)	4,180,000	3,248,061
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.936%, 2042	6,793,056	6,613,106
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	6,330,000	5,977,598
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	6,001,863	5,907,572
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.007%, 2049	10,140,000	9,808,312
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	2,100,000	1,784,635

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
KKR Financial CLO Ltd., “C”, CDO, FRN, 4.515%, 2021 (n)	$7,023,814	$4,474,170
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.676%, 2035 (i)	31,105,346	213,208
Merrill Lynch Mortgage Investors, Inc., FRN, 5.45%, 2037	3,976,000	3,741,088
Merrill Lynch Mortgage Trust, FRN, 5.842%, 2039	2,367,000	2,371,785
Merrill Lynch Mortgage Trust, FRN, 6.023%, 2050	8,080,000	5,859,464
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	8,610,000	8,278,745
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.714%, 2051	4,254,000	2,709,655
Morgan Stanley Capital I, Inc., FRN, 1.11%, 2031 (i)(n)	20,026,132	136,933
Mortgage Capital Funding, Inc., FRN, 0.615%, 2031 (i)	6,764,848	9,398
Multi-Family Capital Access One, Inc., 6.65%, 2024	944,790	945,528
Nationslink Funding Corp., 6.476%, 2030	78,420	78,247
Nationslink Funding Corp., FRN, 0.608%, 2030 (i)	4,185,543	45,996
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	5,000,000	4,900,439
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	571,423	571,242
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,280,000	1,003,188
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2035	2,588,328	2,259,146
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	2,286,991	2,245,123
Preferred Term Securities XIX Ltd., CDO, FRN, 3.15%, 2035 (z)	7,942,510	6,671,708
Prudential Securities Secured Financing Corp., FRN, 6.889%, 2013 (z)	1,838,000	1,928,572
Putnam Structured Product Funding, CDO, FRN, 3.166%, 2008 (z)	76,271	68,644
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	4,827,000	4,707,524
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2024	8,795,000	3,926,559
RMAC PLC, FRN, 3.101%, 2036 (n)	39,500	39,105
Salomon Brothers Mortgage Securities, Inc., FRN, 7.067%, 2032 (z)	3,262,500	3,519,557
Structured Asset Securities Corp., FRN, 4.67%, 2035	3,879,669	3,698,772
Structured Asset Securities Corp., FRN, 3.135%, 2035	1,933,592	1,869,903
Superannuation Members Home Loans Global Trust, FRN, 2.93%, 2029	599,565	588,960
Thornburg Mortgage Securities Trust, FRN, 3.575%, 2043	71,814	70,064
Timberstar Trust, 5.668%, 2036 (z)	1,100,000	1,057,408
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	1,900,000	1,885,661
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	4,700,000	4,583,560
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	4,922,500	3,386,590

		$242,687,599

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.5%
DaimlerChrysler North America Holdings, FRN, 3.769%, 2008	$1,200,000	$1,196,722
Ford Motor Credit Co., 5.8%, 2009	1,906,000	1,863,702
Ford Motor Credit Co., 7.375%, 2009	2,860,000	2,753,116
Johnson Controls, Inc., 5.5%, 2016	5,262,000	5,250,050
Nissan Motor Acceptance Corp., 5.625%, 2011 (n)	1,925,000	1,928,361

		$12,991,951
Broadcasting - 1.2%
Allbritton Communications Co., 7.75%, 2012	$4,706,000	$4,758,943
British Sky Broadcasting, 6.1%, 2018 (z)	6,820,000	6,939,275
CBS Corp., 6.625%, 2011	8,263,000	8,513,741
Clear Channel Communications, Inc., 7.65%, 2010	5,970,000	6,206,615
Clear Channel Communications, Inc., 6.25%, 2011	5,420,000	4,607,000
News America, Inc., 4.75%, 2010	1,000,000	994,204
News America, Inc., 8.5%, 2025	120,000	139,047

		$32,158,825
Brokerage & Asset Managers - 3.0%
Bear Stearns Cos., Inc., 5.85%, 2010	$14,020,000	$14,151,494
Goldman Sachs Group, Inc., 5.7%, 2012	1,650,000	1,683,109
Goldman Sachs Group, Inc., 5.625%, 2017	6,800,000	6,571,194
Goldman Sachs Group, Inc., 6.15%, 2018	6,820,000	6,898,785
INVESCO PLC, 4.5%, 2009	8,926,000	8,869,436
INVESCO PLC, 5.625%, 2012	5,090,000	4,975,857
Lehman Brothers E-Capital Trust I, FRN, 3.85%, 2065	1,098,000	868,999
Lehman Brothers Holdings, Inc., 6.5%, 2017	6,860,000	6,738,914
Merrill Lynch & Co., Inc., 6.15%, 2013	9,520,000	9,500,094
Merrill Lynch & Co., Inc., 6.05%, 2016	6,749,000	6,475,706
Morgan Stanley, 5.75%, 2016	7,752,000	7,590,844
Morgan Stanley Group, Inc., 6.625%, 2018	6,400,000	6,635,642

		$80,960,074
Building - 0.3%
American Standard Cos., Inc., 7.625%, 2010	$5,745,000	$6,073,390
CRH America, Inc., 6.95%, 2012	1,250,000	1,280,371
Hanson PLC, 7.875%, 2010	2,000,000	2,101,656

		$9,455,417
Business Services - 0.4%
Xerox Corp., 5.5%, 2012	$1,700,000	$1,700,573
Xerox Corp., 5.65%, 2013	7,850,000	7,870,237

		$9,570,810

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - 1.2%
Comcast Cable Communications LLC, 6.75%, 2011	$4,000	$4,152
Comcast Corp., 5.45%, 2010	300,000	305,987
Comcast Corp., 5.875%, 2018	2,377,000	2,370,463
Cox Communications, Inc., 4.625%, 2010	1,900,000	1,891,631
Cox Communications, Inc., 7.125%, 2012	8,510,000	9,047,364
Cox Communications, Inc., 4.625%, 2013	600,000	576,254
TCI Communications, Inc., 9.8%, 2012	1,679,000	1,892,752
Time Warner Cable, Inc., 5.4%, 2012	9,337,000	9,391,472
Time Warner Entertainment Co. LP, 7.25%, 2008	750,000	755,698
Time Warner Entertainment Co. LP, 8.375%, 2033	5,077,000	5,909,988

		$32,145,761
Chemicals - 0.4%
Dow Chemical Co., 5.75%, 2008	$775,000	$783,208
PPG Industries, Inc., 5.75%, 2013	7,941,000	8,146,529
Yara International A.S.A., 5.25%, 2014 (n)	2,700,000	2,610,471

		$11,540,208
Conglomerates - 0.0%
Kennametal, Inc., 7.2%, 2012	$525,000	$562,575

Consumer Goods & Services - 1.1%
Clorox Co., 5%, 2013	$7,440,000	$7,348,696
Fortune Brands, Inc., 5.125%, 2011	8,400,000	8,347,349
Western Union Co., 5.4%, 2011	14,620,000	14,613,874

		$30,309,919
Defense Electronics - 0.5%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$5,961,000	$6,085,740
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	7,260,000	7,552,672

		$13,638,412
Electronics - 0.3%
Tyco Electronics Ltd., 6.55%, 2017 (n)	$5,300,000	$5,426,140
Tyco Electronics Ltd., 7.125%, 2037 (n)	2,700,000	2,765,132

		$8,191,272
Emerging Market Quasi-Sovereign - 0.3%
OAO Gazprom, 7.343%, 2013 (z)	$2,696,000	$2,820,690
OAO Gazprom, 8.146%, 2018 (z)	5,602,000	5,945,123

		$8,765,813

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - 0.3%
Gabonese Republic, 8.2%, 2017 (n)	$7,119,000	$7,457,153

Energy - Independent - 1.0%
Apache Corp., 7.375%, 2047	$37,000	$42,455
EnCana Corp., 4.6%, 2009	1,290,000	1,295,752
Nexen, Inc., 6.4%, 2037	11,323,000	11,073,135
Ocean Energy, Inc., 7.25%, 2011	5,066,000	5,493,094
XTO Energy, Inc., 6.25%, 2013	3,570,000	3,761,634
XTO Energy, Inc., 5.65%, 2016	5,580,000	5,634,226

		$27,300,296
Entertainment - 0.1%
Time Warner, Inc., 5.5%, 2011	$3,000,000	$2,972,535
Time Warner, Inc., 6.875%, 2012	100,000	104,175
Turner Broadcasting System, Inc., 8.375%, 2013	399,000	435,279

		$3,511,989
Financial Institutions - 2.4%
American Express Centurion Bank, 5.55%, 2012	$8,660,000	$8,666,521
Capital One Financial Corp., 5.7%, 2011	1,790,000	1,747,738
Capital One Financial Corp., 6.15%, 2016	6,640,000	6,019,824
CIT Group, Inc., 6.1% to 2017, FRN to 2067	1,360,000	710,365
General Electric Capital Corp., 5.375%, 2016	6,105,000	6,194,560
General Electric Co., 5.625%, 2018	4,380,000	4,424,781
Household Finance Corp., 7%, 2012	170,000	179,485
HSBC Finance Corp., 6.75%, 2011	20,000	20,835
HSBC Finance Corp., 5.5%, 2016	12,782,000	12,651,253
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	14,000,000	11,091,178
International Lease Finance Corp., 5%, 2010	868,000	861,934
ORIX Corp., 5.48%, 2011	12,180,000	11,810,215

		$64,378,689
Food & Beverages - 1.7%
Brown-Forman Corp., 5.2%, 2012	$2,240,000	$2,276,232
Diageo Capital PLC, 5.5%, 2016	10,060,000	10,095,150
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (z)	6,350,000	6,587,185
General Mills, Inc., 5.65%, 2012	6,220,000	6,402,675
Kraft Foods, Inc., 4%, 2008	850,000	848,820
Miller Brewing Co., 4.25%, 2008 (n)	1,410,000	1,413,407
Miller Brewing Co., 5.5%, 2013 (n)	11,231,000	11,628,723
Tyson Foods, Inc., 6.85%, 2016	6,330,000	6,287,260

		$45,539,452

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Drug Stores - 0.4%
CVS Caremark Corp., 5.75%, 2011	$840,000	$869,885
CVS Caremark Corp., 6.125%, 2016	5,920,000	6,119,072
CVS Caremark Corp., 5.75%, 2017	2,649,000	2,684,354

		$9,673,311
Forest & Paper Products - 0.3%
MeadWestvaco Corp., 6.85%, 2012	$1,845,000	$1,871,171
Stora Enso Oyj, 6.404%, 2016 (n)	2,500,000	2,219,940
Stora Enso Oyj, 7.25%, 2036 (n)	6,029,000	5,088,838

		$9,179,949
Gaming & Lodging - 0.9%
Marriott International, Inc., 6.375%, 2017	$8,530,000	$8,393,656
MGM Mirage, 8.5%, 2010	3,000	3,075
Station Casinos, Inc., 6%, 2012	7,510,000	6,336,563
Wyndham Worldwide Corp., 6%, 2016	9,595,000	8,634,502

		$23,367,796
Industrial - 0.3%
Steelcase, Inc., 6.5%, 2011	$8,652,000	$8,768,664

Insurance - 1.1%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$6,310,000	$5,421,653
John Hancock Global Funding II, 3.5%, 2009 (n)	1,250,000	1,247,691
MetLife, Inc., 5.375%, 2012	300,000	307,443
Metropolitan Life Global Funding, 5.125%, 2013 (z)	6,580,000	6,579,585
Prudential Financial, Inc., 6%, 2017	8,280,000	8,348,335
UnumProvident Corp., 6.85%, 2015 (n)	7,368,000	7,405,975

		$29,310,682
Insurance - Health - 0.1%
UnitedHealth Group, Inc., 6.875%, 2038	$3,770,000	$3,678,487

Insurance - Property & Casualty - 1.3%
AXIS Capital Holdings Ltd., 5.75%, 2014	$14,545,000	$13,959,913
Chubb Corp., 6.375% to 2017, FRN to 2037	3,295,000	3,074,410
Fund American Cos., Inc., 5.875%, 2013	8,759,000	8,568,693
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	1,480,000	1,356,805
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	10,570,000	9,311,346

		$36,271,167

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 3.5%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$4,260,000	$3,421,892
Bank of America Corp., 5.65%, 2018	9,790,000	9,797,245
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	6,500,000	6,097,839
Credit Suisse New York, 6%, 2018	6,110,000	6,192,491
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049 (n)	4,150,000	4,326,076
JPMorgan Chase Bank N.A., 5.875%, 2016	4,250,000	4,308,459
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	10,546,000	9,531,622
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	3,640,000	3,665,993
Natixis S.A., 10% to 2018, FRN to 2049 (z)	6,870,000	6,945,776
PNC Funding Corp., 5.625%, 2017	6,370,000	6,112,601
Popular North America, Inc., 3.875%, 2008	750,000	746,849
Popular North America, Inc., 4.7%, 2009	1,200,000	1,191,608
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	3,200,000	2,937,174
Royal Bank of Scotland Group PLC, 9.118%, 2049	3,170,000	3,204,724
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	2,483,000	2,455,290
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	15,040,000	14,553,742
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	9,282,000	7,379,190
Wachovia Corp., 7.8%, 2010	250,000	264,873
Wachovia Corp., 6.605%, 2025	2,393,000	2,221,489
Wells Fargo Bank N.A., 6.45%, 2011	200,000	209,851

		$95,564,784
Medical & Health Technology & Services - 1.5%
Cardinal Health, Inc., 2.958%, 2009	$1,600,000	$1,562,066
Covidien Ltd., 6%, 2017 (n)	5,870,000	6,000,872
Covidien Ltd., 6.55%, 2037 (n)	5,450,000	5,571,361
Fisher Scientific International, Inc., 6.125%, 2015	11,840,000	11,811,560
Hospira, Inc., 5.55%, 2012	5,690,000	5,627,860
Hospira, Inc., 6.05%, 2017	3,900,000	3,818,482
McKesson Corp., 5.7%, 2017	6,220,000	6,088,851

		$40,481,052
Metals & Mining - 0.6%
International Steel Group, Inc., 6.5%, 2014	$10,352,000	$10,609,547
Peabody Energy Corp., 5.875%, 2016	7,140,000	6,925,800

		$17,535,347
Mortgage Backed - 25.4%
Fannie Mae, 6.022%, 2010	$3,500,000	$3,633,812
Fannie Mae, 4.506%, 2011	2,205,861	2,252,625
Fannie Mae, 4.55%, 2011	2,318,150	2,335,880
Fannie Mae, 4.79%, 2012	2,966,537	2,998,471

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.86%, 2012-2014	$3,685,076	$3,704,257
Fannie Mae, 5.12%, 2012	1,922,000	1,965,709
Fannie Mae, 4.51%, 2013	1,091,293	1,082,419
Fannie Mae, 4.543%, 2013	2,390,348	2,372,164
Fannie Mae, 4.845%, 2013	2,673,343	2,682,917
Fannie Mae, 5.369%, 2013	1,149,758	1,160,612
Fannie Mae, 4.62%, 2014-2015	4,500,475	4,466,579
Fannie Mae, 4.666%, 2014	1,618,546	1,603,056
Fannie Mae, 4.77%, 2014	1,836,277	1,826,798
Fannie Mae, 4.839%, 2014	4,502,119	4,502,903
Fannie Mae, 5.05%, 2014	1,255,189	1,273,089
Fannie Mae, 5.412%, 2014	2,660,575	2,730,156
Fannie Mae, 4.53%, 2015	1,208,721	1,188,294
Fannie Mae, 4.6%, 2015	1,954,464	1,929,345
Fannie Mae, 4.665%, 2015	1,229,935	1,221,916
Fannie Mae, 4.78%, 2015	2,691,834	2,684,776
Fannie Mae, 4.815%, 2015	1,848,000	1,832,232
Fannie Mae, 4.82%, 2015	1,542,198	1,540,886
Fannie Mae, 4.85%, 2015	1,499,618	1,505,094
Fannie Mae, 4.87%, 2015	1,263,990	1,268,456
Fannie Mae, 4.89%, 2015	391,862	392,821
Fannie Mae, 4.925%, 2015	5,371,204	5,370,463
Fannie Mae, 4.94%, 2015	2,591,000	2,620,042
Fannie Mae, 5%, 2016-2026	20,538,115	20,742,732
Fannie Mae, 5.09%, 2016	2,911,766	2,947,090
Fannie Mae, 5.423%, 2016	3,078,706	3,149,986
Fannie Mae, 5.5%, 2016-2038	159,003,371	160,478,276
Fannie Mae, 5.574%, 2016	2,514,027	2,556,148
Fannie Mae, 5.93%, 2016	1,339,167	1,404,272
Fannie Mae, 4.996%, 2017	4,872,433	4,888,838
Fannie Mae, 5.32%, 2017	803,018	810,853
Fannie Mae, 5.456%, 2017	2,707,000	2,759,926
Fannie Mae, 5.724%, 2017	1,520,000	1,574,008
Fannie Mae, 4.88%, 2020	962,863	974,557
Fannie Mae, 5.19%, 2020	3,241,646	3,203,311
Fannie Mae, 5.35%, 2023	2,271,968	2,296,716
Fannie Mae, 6.5%, 2031-2033	1,118,272	1,171,337
Fannie Mae, 6%, 2034-2037	27,642,416	28,293,167
Freddie Mac, 5.5%, 2017-2038	90,704,810	91,592,408
Freddie Mac, 5%, 2018-2028	53,224,915	53,909,771
Freddie Mac, 4%, 2023-2024	3,839,050	3,847,220
Freddie Mac, 6%, 2033-2037	32,363,532	33,177,677

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Ginnie Mae, 6%, 2034 - 2038	$84,290,009	$86,745,742
Ginnie Mae, 5.5%, 2038	86,028,930	87,247,688
Ginnie Mae, TBA, 5.5%, 2038	28,000,000	28,271,264

		$684,188,759
Municipals - 3.9%
Harris County, TX, “C”, FSA, 5.25%, 2031	$7,250,000	$7,907,575
Harris County, TX, “C”, FSA, 5.25%, 2032	7,265,000	7,928,295
Massachusetts Health & Educational Authority Rev. (Mass Institute Technology), “K”, 5.5%, 2032	29,445,000	33,190,698
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	6,470,000	7,242,842
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2035	10,785,000	12,134,096
Metropolitan Atlanta, GA, Rapid Transit Tax Authority Rev., “A”, FGIC, 5.25%, 2032	10,690,000	11,581,653
State of Massachusetts, “A”, AMBAC, 5.5%, 2030	21,935,000	24,371,540

		$104,356,699
Natural Gas - Pipeline - 2.4%
CenterPoint Energy, Inc., 7.75%, 2011	$2,100,000	$2,242,758
CenterPoint Energy, Inc., 7.875%, 2013	11,526,000	12,589,942
CenterPoint Energy, Inc., 5.95%, 2017	3,280,000	3,147,908
Duke Capital LLC, 6.25%, 2013	1,000,000	1,016,537
Enterprise Products Operating LP, 5.65%, 2013	3,783,000	3,808,528
Enterprise Products Partners LP, 4.95%, 2010	1,700,000	1,707,572
Enterprise Products Partners LP, 6.3%, 2017	7,550,000	7,693,503
Kinder Morgan Energy Partners LP, 6.75%, 2011	110,000	114,657
Kinder Morgan Energy Partners LP, 6%, 2017	7,502,000	7,501,167
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,797,000	1,923,651
Kinder Morgan Energy Partners LP, 5.8%, 2035	3,385,000	2,961,977
Spectra Energy Capital LLC, 8%, 2019	8,245,000	9,124,024
Williams Cos., Inc., 8.75%, 2032	8,305,000	9,820,663

		$63,652,887
Network & Telecom - 3.6%
British Telecommunications PLC, 5.15%, 2013	$11,860,000	$11,913,014
CenturyTel, Inc., 8.375%, 2010	12,223,000	13,182,774
Deutsche Telekom International Finance B.V., 5.25%, 2013	821,000	823,158
Deutsche Telekom International Finance B.V., 5.75%, 2016	6,632,000	6,689,612
France Telecom S.A., 7.75%, 2011	300,000	324,386
GTE Corp., 7.51%, 2009	600,000	618,384
Qwest Capital Funding, Inc., 7.25%, 2011	9,330,000	9,143,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Telecom Italia Capital, 4%, 2010	$1,000,000	$982,711
Telecom Italia Capital, 4.875%, 2010	1,023,000	1,012,707
Telecom Italia Capital, 6.2%, 2011	9,689,000	9,760,437
Telefonica Emisiones S.A.U., 7.045%, 2036	9,230,000	10,089,645
TELUS Corp., 8%, 2011	14,497,000	15,639,291
Verizon New York, Inc., 6.875%, 2012	16,238,000	17,105,158

		$97,284,677
Oil Services - 0.5%
Weatherford International Ltd., 5.15%, 2013	$7,120,000	$7,147,035
Weatherford International Ltd., 6.35%, 2017	5,420,000	5,706,615

		$12,853,650
Oils - 0.3%
Premcor Refining Group, Inc., 7.5%, 2015	$6,690,000	$6,976,178

Other Banks & Diversified Financials - 1.9%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.7%, 2011 (n)	$5,515,500	$5,267,303
Citigroup, Inc., 5.5%, 2013	14,860,000	14,950,557
Citigroup, Inc., 8.4% to 2018, FRN to 2049	10,700,000	10,829,256
Fifth Third Bancorp, 5.45%, 2017	795,000	741,508
Mizuho Financial Group, Inc., 5.79%, 2014 (n)	1,017,000	1,048,167
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	1,978,000	1,662,179
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	6,801,000	5,736,086
Swedbank AB, FRN, 9%, 2049 (n)	3,120,000	3,239,902
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	6,450,000	5,645,066
UFJ Finance Aruba AEC, 6.75%, 2013	980,000	1,010,904

		$50,130,928
Printing & Publishing - 0.4%
Dex Media West LLC, 9.875%, 2013	$5,372,000	$5,063,110
Idearc, Inc., 8%, 2016	3,624,000	2,355,600
Pearson PLC, 5.5%, 2013 (z)	3,090,000	3,114,133

		$10,532,843
Railroad & Shipping - 0.4%
TFM S.A. de C.V., 9.375%, 2012	$5,229,000	$5,451,233
Union Pacific Corp., 7.25%, 2008	1,580,000	1,609,840
Union Pacific Corp., 6.125%, 2012	1,000,000	1,038,246
Union Pacific Corp., 5.7%, 2018	2,675,000	2,705,878

		$10,805,197

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - 2.8%
Boston Properties, Inc., REIT, 5%, 2015	$3,697,000	$3,443,963
ERP Operating LP, REIT, 5.75%, 2017	13,700,000	12,855,285
HRPT Properties Trust, REIT, 6.25%, 2016	9,473,000	8,757,012
Kimco Realty Corp., REIT, 6%, 2012	2,846,000	2,797,897
Kimco Realty Corp., REIT, 5.783%, 2016	7,659,000	7,122,188
Liberty Property LP, REIT, 5.5%, 2016	8,840,000	7,855,189
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	2,080,000	2,033,839
ProLogis, REIT, 5.5%, 2012	1,980,000	1,935,791
ProLogis, REIT, 5.75%, 2016	8,794,000	8,284,590
ProLogis, REIT, 5.625%, 2016	3,050,000	2,838,525
Simon Property Group, Inc., REIT, 7.125%, 2009	1,100,000	1,109,931
Simon Property Group, Inc., REIT, 4.6%, 2010	4,488,000	4,457,544
Simon Property Group, Inc., REIT, 5.75%, 2015	1,506,000	1,472,353
Simon Property Group, Inc., REIT, 6.1%, 2016	5,269,000	5,282,141
Simon Property Group, Inc., REIT, 5.875%, 2017	2,870,000	2,786,219
Vornado Realty Trust, REIT, 4.5%, 2009	1,000,000	971,728
Vornado Realty Trust, REIT, 4.75%, 2010	798,000	757,131

		$74,761,326
Restaurants - 0.3%
YUM! Brands, Inc., 8.875%, 2011	$7,055,000	$7,764,416

Retailers - 1.7%
Federated Retail Holdings, Inc., 5.35%, 2012	$4,540,000	$4,230,554
Home Depot, Inc., 5.25%, 2013	3,542,000	3,429,935
Home Depot, Inc., 5.875%, 2036	5,181,000	4,331,363
J.C. Penney Corp., Inc., 8%, 2010	2,300,000	2,372,905
Limited Brands, Inc., 5.25%, 2014	1,196,000	1,015,726
Macy’s, Inc., 6.625%, 2011	4,924,000	4,846,875
May Department Stores Co., 5.95%, 2008	1,406,000	1,406,766
Target Corp., 6.5%, 2037	4,421,000	4,455,594
Wal-Mart Stores, Inc., 6.2%, 2038	10,480,000	10,666,523
Wesfarmers Ltd., 6.998%, 2013 (z)	9,070,000	9,435,231

		$46,191,472
Steel - 0.3%
Evraz Group S.A., 8.875%, 2013 (z)	$6,749,000	$6,833,363

Supermarkets - 0.9%
Delhaize America, Inc., 9%, 2031	$5,162,000	$6,387,448
Kroger Co., 6.4%, 2017	9,760,000	10,383,342
Safeway, Inc., 6.5%, 2008	1,620,000	1,637,781

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supermarkets - continued
Safeway, Inc., 6.5%, 2011	$6,860,000	$7,118,595

		$25,527,166
Telecommunications - Wireless - 0.8%
Nextel Communications, Inc., 5.95%, 2014	$8,675,000	$6,766,500
Rogers Cable, Inc., 5.5%, 2014	7,406,000	7,256,473
Sprint Capital Corp., 7.625%, 2011	2,000,000	1,895,000
Vodafone Group PLC, 7.75%, 2010	1,000,000	1,055,285
Vodafone Group PLC, 5.375%, 2015	1,510,000	1,511,048
Vodafone Group PLC, 5.625%, 2017	3,168,000	3,181,686

		$21,665,992
Telephone Services - 0.2%
Embarq Corp., 7.082%, 2016	$6,280,000	$6,230,576

Tobacco - 0.4%
Philip Morris Capital Corp., 7.5%, 2009	$1,300,000	$1,303,250
Reynolds American, Inc., 7.25%, 2012	125,000	131,068
Reynolds American, Inc., 6.75%, 2017	9,030,000	9,144,816

		$10,579,134
Transportation - Services - 0.0%
FedEx Corp., 9.65%, 2012	$725,000	$846,763

U.S. Government Agencies - 1.5%
Small Business Administration, 5.37%, 2016	$666,099	$680,200
Small Business Administration, 5.94%, 2016	723,621	747,585
Small Business Administration, 5.34%, 2021	299,852	306,334
Small Business Administration, 6.34%, 2021	53,794	56,196
Small Business Administration, 6.35%, 2021	36,209	37,817
Small Business Administration, 6.44%, 2021	52,889	55,370
Small Business Administration, 6.07%, 2022	204,981	216,066
Small Business Administration, 4.35%, 2023	1,410,615	1,374,087
Small Business Administration, 4.89%, 2023	1,927,861	1,911,847
Small Business Administration, 4.98%, 2023	2,011,559	2,026,674
Small Business Administration, 4.34%, 2024	2,136,384	2,069,578
Small Business Administration, 4.86%, 2024	1,827,007	1,822,566
Small Business Administration, 4.93%, 2024	2,515,934	2,526,507
Small Business Administration, 5.18%, 2024	2,158,435	2,190,757
Small Business Administration, 5.19%, 2024	2,922,593	2,964,535
Small Business Administration, 5.52%, 2024	2,738,757	2,816,821
Small Business Administration, 4.57%, 2025	2,963,467	2,858,603
Small Business Administration, 4.76%, 2025	9,427,913	9,196,334

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies - continued
Small Business Administration, 5.39%, 2025	$975,603	$995,673
Small Business Administration, 5.35%, 2026	5,482,809	5,580,908

		$40,434,458
U.S. Treasury Obligations - 10.5%
U.S. Treasury Bonds, 6.25%, 2023	$4,506,000	$5,423,043
U.S. Treasury Bonds, 6%, 2026	840,000	992,316
U.S. Treasury Bonds, 6.75%, 2026	8,944,000	11,447,622
U.S. Treasury Bonds, 5.375%, 2031	32,653,000	36,737,172
U.S. Treasury Bonds, 4.5%, 2036	9,366,000	9,382,100
U.S. Treasury Bonds, 5%, 2037	10,805,000	11,709,919
U.S. Treasury Notes, 3.125%, 2008	102,233,000	102,959,774
U.S. Treasury Notes, 4.5%, 2009	32,786,000	33,562,110
U.S. Treasury Notes, 4.875%, 2009 (f)	38,592,000	39,936,700
U.S. Treasury Notes, 6.5%, 2010	20,622,000	22,154,153
U.S. Treasury Notes, 4%, 2010	525,000	542,760
U.S. Treasury Notes, 4.25%, 2013	1,133,000	1,197,528
U.S. Treasury Notes, 5.125%, 2016	6,351,000	7,031,249

		$283,076,446
Utilities - Electric Power - 4.4%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$8,614,000	$9,173,910
Beaver Valley Funding Corp., 9%, 2017	221,000	242,044
Bruce Mansfield Unit, 6.85%, 2034	9,540,000	9,692,020
E.On International Finance B.V., 6.65%, 2038 (z)	11,360,000	11,688,713
EDP Finance B.V., 6%, 2018 (n)	14,950,000	15,211,969
EEB International Ltd., 8.75%, 2014 (n)	1,772,000	1,878,320
Enersis S.A., 7.375%, 2014	5,122,000	5,512,752
Exelon Generation Co. LLC, 6.95%, 2011	18,259,000	19,143,283
FirstEnergy Corp., 6.45%, 2011	9,164,000	9,516,759
ISA Capital do Brasil S.A., 7.875%, 2012	6,430,000	6,767,575
MidAmerican Energy Holdings Co., 3.5%, 2008	119,000	118,979
MidAmerican Energy Holdings Co., 5.875%, 2012	1,182,000	1,232,334
NiSource Finance Corp., 7.875%, 2010	13,053,000	13,721,248
NRG Energy, Inc., 7.25%, 2014	11,355,000	11,667,263
System Energy Resources, Inc., 5.129%, 2014 (n)	672,643	658,692
Virginia Electric & Power Co., 4.1%, 2038	3,484,000	3,477,778

		$119,703,639
Total Bonds (Identified Cost, $2,647,424,974)		$2,599,629,222

Portfolio of Investments – continued

Floating Rate Loans - 1.2% (g)(r)

Issuer	Shares/Par	Value ($)

Aerospace - 0.3%
Hawker Beechcraft Acquisition Co., Letter of Credit, 4.7%, 2014	$698,464	$664,559
Hawker Beechcraft Acquisition Co., Term Loan B, 4.7%, 2014	7,886,809	7,503,973

		$8,168,532
Food & Beverages - 0.3%
ARAMARK Corp., Letter of Credit, 5.4%, 2014	$478,865	$458,812
ARAMARK Corp., Term Loan B, 4.57%, 2014	7,537,648	7,222,009

		$7,680,821
Medical & Health Technology & Services - 0.6%
Community Health Systems, Inc., Delayed Draw Term Loan B, 0%, 2014 (q)	$433,179	$414,522
Community Health Systems, Inc., Term Loan, 5.34%, 2014	8,469,890	8,105,108
HCA, Inc., Term Loan B, 4.95%, 2013	7,081,490	6,718,562

		$15,238,192
Printing & Publishing - 0.0%
Idearc, Inc., Term Loan B, 2014 (o)	$1,354,951	$1,115,082
Total Floating Rate Loans (Identified Cost, $32,465,481)		$32,202,627

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 2.66%, at Cost and Net Asset Value	90,232	$90,232
Total Investments (Identified Cost, $2,679,980,687) (k)		$2,631,922,081

Other Assets, Less Liabilities - 2.5%		66,420,673
Net Assets - 100.0%		$2,698,342,754

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of April 30, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $2,618,782,346 and 99.50% of market value. An independent pricing service provided an evaluated bid for 98.82% of the market value.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $188,585,170, representing 7.0% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

Portfolio of Investments – continued

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, 6.1%, 2045	12/07/06	$4,243,689	$1,867,050
Anthracite CDO III Ltd., 6.077%, 2039	10/25/06	4,998,296	3,854,222
Bayview Commercial Asset Trust, 0.775%, 2035	10/06/05	2,781,707	2,382,304
Bayview Commercial Asset Trust, FRN, 1.211%, 2037	1/26/07	5,691,736	4,729,311
Bayview Commercial Asset Trust, FRN, 1.169%, 2036	9/11/06	5,593,761	3,981,093
Bayview Commercial Asset Trust, FRN, 1.14%, 2036	10/25/06	2,659,046	2,286,973
Bayview Commercial Asset Trust, FRN, 0.879%, 2036	5/16/06	2,286,993	2,089,419
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	2/28/06	2,348,302	1,891,335
Bayview Commercial Asset Trust, FRN, 3.165%, 2036	2/23/06	828,605	745,744
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.057%, 2013	3/29/06	1,566,494	1,031,967
Bayview Financial Revolving Mortgage Loan Trust, FRN, 3.686%, 2040	3/01/06	4,984,717	3,588,996
Brascan Real Estate, CDO, FRN, 4.417%, 2040	9/14/04	418,000	274,154
British Sky Broadcasting, 6.1%, 2018	2/07/08-2/14/08	6,811,333	6,939,275
Capital Trust Realty CDO Ltd., 5.16%, 2035	4/07/06	4,492,713	4,306,859
Crest G-Star, CDO, 6.95%, 2032	9/13/05	6,961,600	6,726,988
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	4/25/08	6,349,048	6,587,185
E.On International Finance B.V., 6.65%, 2038	4/15/08	11,346,393	11,688,713
Evraz Group S.A., 8.875%, 2013	4/17/08	6,856,210	6,833,363
Falcon Franchise Loan LLC, FRN, 3.844%, 2025	1/29/03	1,100,973	898,182
Gramercy Real Estate CDO Ltd., FRN, 3.24%, 2035	6/21/05-1/18/07	1,260,025	1,117,040
Metropolitan Life Global Funding, 5.125%, 2013	4/07/08	6,575,180	6,579,585
Natixis S.A., 10% to 2018, FRN to 2049	4/24/08	6,870,000	6,945,776
OAO Gazprom, 8.146%, 2018	4/02/08	5,762,745	5,945,123
OAO Gazprom, 7.343%, 2013	4/02/08-4/08/08	2,798,873	2,820,690
Pearson PLC, 5.5%, 2013	4/29/08	3,081,873	3,114,133
Preferred Term Securities XIX Ltd., CDO, FRN, 3.15%, 2035	9/08/05-11/15/07	7,930,812	6,671,708
Prudential Securities Secured Financing Corp., FRN, 6.889%, 2013	12/06/04	1,976,499	1,928,572
Putnam Structured Product Funding, CDO, FRN, 3.166%, 2008	9/23/03	76,271	68,644

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Current Market Value
Salomon Brothers Mortgage Securities, Inc., FRN, 7.067%, 2032	1/07/05	$3,710,339	$3,519,557
Timberstar Trust, 5.668%, 2036	10/13/06	1,100,000	1,057,408
Wesfarmers Ltd., 6.998%, 2013	4/03/08	9,070,000	9,435,231
Total Restricted Securities			$121,906,600
% of Net Assets			4.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust
TBA	To Be Announced

Insurers

AMBAC	AMBAC Indemnity Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.

Derivative Contracts at 4/30/08

Futures contracts outstanding at 4/30/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond (Short)	894	$104,500,219	Jun-08	$(1,812,083)
U.S. Treasury Note 10 yr (Long)	26	3,011,125	Jun-08	39,722
				$(1,772,361)

Portfolio of Investments – continued

Swap Agreements at 4/30/08

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	4,000,000	JPMorgan Chase	4.10% (fixed rate)	(1)	(1,060,660)
6/20/09	USD	1,650,000	Goldman Sachs International	(2)	1.30% (fixed rate)	165,552
6/20/09	USD	1,940,000	Goldman Sachs International	1.35% (fixed rate)	(3)	(887,935)
12/20/12	USD	4,410,000	Merrill Lynch International	(4)	1.35% (fixed rate)	(38,416)
12/20/12	USD	6,090,000	Goldman Sachs International	(5)	1.55% (fixed rate)	(59,538)
12/20/12	USD	8,810,000	Goldman Sachs International	(6)	1.43% (fixed rate)	(6,065)
12/20/12	USD	3,050,000	Morgan Stanley Capital Services, Inc.	(7)	1.60% (fixed rate)	10,273
12/20/12	USD	6,090,000	Goldman Sachs International	(8)	1.30% (fixed rate)	(114,127)
3/20/13	USD	13,170,000	Goldman Sachs International	(8)	2.13% (fixed rate)	(745,733)
6/20/13	USD	5,990,000	Merrill Lynch International	(9)	0.52% (fixed rate)	(27,878)
6/20/13	USD	5,980,000	Morgan Stanley Capital Services, Inc.	(10)	1.07% (fixed rate)	(99,570)
6/20/13	USD	5,990,000	JPMorgan Chase Bank	(11)	3.1% (fixed rate)	(274,093)
6/20/13	USD	5,990,000	Morgan Stanley Capital Services, Inc.	(12)	1.07% (fixed rate)	(46,921)
6/20/13	USD	3,420,000	JPMorgan Chase Bank	(13)	1.12% (fixed rate)	(64,039)
6/20/13	USD	2,440,000	JPMorgan Chase Bank	(13)	1.1% (fixed rate)	(45,651)
6/20/13	USD	5,990,000	JPMorgan Chase Bank	(14)	0.85% (fixed rate)	(70,896)
6/20/13	USD	5,860,000	Morgan Stanley Capital Services, Inc.	(15)	1.48% (fixed rate)	(45,459)
12/13/49	USD	8,800,000	Morgan Stanley Capital Services, Inc.	(16)	0.27% (fixed rate)	2,363,575
12/13/49	USD	8,800,000	Morgan Stanley Capital Services, Inc.	(17)	0.62% (fixed rate)	2,723,262

						$1,675,681

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/1/15.
(2)	Fund to receive notional amount upon a defined credit event by GMAC, 6.875%, 8/1/12.
(3)	Fund to pay notional amount upon a defined credit event by Rescap, 6.5%, 4/1/13.
(4)	Fund to receive notional amount upon a defined credit event by Boston Properties, Inc., 6.25%, 1/15/13.
(5)	Fund to receive notional amount upon a defined credit event by Equity Residential, Inc., 5.75%, 6/15/17.
(6)	Fund to receive notional amount upon a defined credit event by Kimco Realty, 5.98%, 7/30/12.
(7)	Fund to receive notional amount upon a defined credit event by ProLogis, Inc., 7.1%, 4/15/08.

Portfolio of Investments – continued

(8)	Fund to receive notional amount upon a defined credit event by Simon Properties Group, Inc., 6.35%, 8/28/12.
(9)	Fund to receive notional amount upon a defined credit event by Allstate Corp., 6.75%, 5/15/18.
(10)	Fund to receive notional amount upon a defined credit event by Arrow Electrics, Inc., 6.875%, 6/1/18.
(11)	Fund to receive notional amount upon a defined credit event by Capital One Financial Corp., 6.25%, 11/15/13.
(12)	Fund to receive notional amount upon a defined credit event by Nordstrom, Inc., 6.95%, 3/15/28.
(13)	Fund to receive notional amount upon a defined credit event by Universal Health Services, Inc., 7.125%, 6/30/16.
(14)	Fund to receive notional amount upon a defined credit event by Wells Fargo Co., 3.107%, 10/28/15.
(15)	Fund to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.
(16)	Fund to receive notional amount upon a defined credit event by a reference obligation specified in the CMBX.NA.AA.3 Index. (a)
(17)	Fund to receive notional amount upon a defined credit event by a reference obligation specified in the CMBX.NA.A.3 Index. (b)
(a)	Net unamortized premiums paid by the fund amounted to $1,802,526.
(b)	Net unamortized premiums paid by the fund amounted to $2,559,917.

At April 30, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $2,679,890,455)	$2,631,831,849
Underlying funds, at cost and value	90,232
Total investments, at value (identified cost, $2,679,980,687)		$2,631,922,081
Restricted cash	$1,410,000
Receivable for investments sold	99,690,970
Receivable for fund shares sold	6,380,303
Interest and dividends receivable	26,348,922
Swaps, at value (net unamortized premiums paid, $4,362,443)	5,262,662
Other assets	24,585
Total assets		$2,771,039,523
Liabilities
Payable to custodian	$5,385,912
Distributions payable	2,978,761
Payable for daily variation margin on open futures contracts	687,469
Payable for investments purchased	25,486,564
Payable for TBA purchase commitments	28,288,750
Payable for fund shares reacquired	5,208,044
Swaps, at value	3,586,981
Payable to affiliates
Management fee	43,994
Shareholder servicing costs	707,795
Distribution and service fees	34,880
Administrative services fee	1,837
Program manager fees	14
Payable for independent trustees’ compensation	6,971
Accrued expenses and other liabilities	278,797
Total liabilities		$72,696,769
Net assets		$2,698,342,754
Net assets consist of
Paid-in capital	$2,831,078,504
Unrealized appreciation (depreciation) on investments	(52,517,729)
Accumulated net realized gain (loss) on investments	(77,909,083)
Accumulated distributions in excess of net investment income	(2,308,938)
Net assets		$2,698,342,754
Shares of beneficial interest outstanding		275,857,242

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,137,795,752
Shares outstanding	116,347,240
Net asset value per share		$9.78
Offering price per share (100/95.25 × net asset value per share)		$10.27
Class B shares
Net assets	$60,334,748
Shares outstanding	6,158,762
Net asset value and offering price per share		$9.80
Class C shares
Net assets	$83,506,068
Shares outstanding	8,524,153
Net asset value and offering price per share		$9.80
Class I shares
Net assets	$1,301,075,314
Shares outstanding	132,997,924
Net asset value, offering price, and redemption price per share		$9.78
Class W shares
Net assets	$14,320,808
Shares outstanding	1,463,576
Net asset value, offering price, and redemption price per share		$9.78
Class R1 shares
Net assets	$2,890,567
Shares outstanding	295,036
Net asset value, offering price, and redemption price per share		$9.80
Class R2 shares (formerly Class R3 shares)
Net assets	$42,612,800
Shares outstanding	4,361,618
Net asset value, offering price, and redemption price per share		$9.77
Class R3 shares (formerly Class R4 shares)
Net assets	$38,850,979
Shares outstanding	3,975,086
Net asset value, offering price, and redemption price per share		$9.77
Class R4 shares (formerly Class R5 shares)
Net assets	$14,181,684
Shares outstanding	1,450,078
Net asset value, offering price, and redemption price per share		$9.78

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$1,169,941
Shares outstanding	119,948
Net asset value per share		$9.75
Offering price per share (100/95.25 × net asset value per share)		$10.24
Class 529B shares
Net assets	$396,538
Shares outstanding	40,467
Net asset value and offering price per share		$9.80
Class 529C shares
Net assets	$1,207,555
Shares outstanding	123,354
Net asset value and offering price per share		$9.79

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$146,605,225
Dividends from underlying funds	2,761,465
Total investment income		$149,366,690
Expenses
Management fee	$13,449,287
Distribution and service fees	5,897,685
Program manager fees	5,498
Shareholder servicing costs	2,985,007
Administrative services fee	387,979
Retirement plan administration and services fees	88,832
Independent trustees’ compensation	66,262
Custodian fee	275,395
Shareholder communications	267,983
Auditing fees	66,651
Legal fees	56,760
Miscellaneous	324,123
Total expenses		$23,871,462
Reduction of expenses by investment adviser and distributor	(7,561,073)
Net expenses		$16,310,389
Net investment income		$133,056,301
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$4,172,338
Futures contracts	(4,894,186)
Swap transactions	(1,217,888)
Net realized gain (loss) on investments		$(1,939,736)
Change in unrealized appreciation (depreciation)
Investments	$(44,606,641)
Futures contracts	(3,154,188)
Swap transactions	(2,675,403)
Net unrealized gain (loss) on investments		$(50,436,232)
Net realized and unrealized gain (loss) on investments		$(52,375,968)
Change in net assets from operations		$80,680,333

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2008	2007
Change in net assets
From operations
Net investment income	$133,056,301	$94,992,374
Net realized gain (loss) on investments	(1,939,736)	(13,332,198)
Net unrealized gain (loss) on investments	(50,436,232)	53,803,532
Change in net assets from operations	$80,680,333	$135,463,708
Distributions declared to shareholders
From net investment income
Class A	$(60,575,705)	$(50,750,761)
Class B	(2,974,522)	(3,098,834)
Class C	(3,392,090)	(2,622,466)
Class I	(67,572,057)	(40,427,770)
Class W	(501,835)	(9,048)
Class R (b)	(619,417)	(1,558,847)
Class R1	(100,955)	(45,592)
Former Class R2 (b)	(192,144)	(72,788)
Class R2 (formerly Class R3)	(1,470,449)	(923,717)
Class R3 (formerly Class R4)	(2,003,760)	(972,591)
Class R4 (formerly Class R5)	(628,088)	(250,653)
Class 529A	(56,835)	(33,098)
Class 529B	(14,565)	(7,137)
Class 529C	(33,327)	(12,431)
Total distributions declared to shareholders	$(140,135,749)	$(100,785,733)
Change in net assets from fund share transactions	$504,824,249	$481,309,737
Total change in net assets	$445,368,833	$515,987,712
Net assets
At beginning of period	2,252,973,921	1,736,986,209
At end of period (including accumulated distributions in excess of net investment income of $2,308,938 and $663,824, respectively)	$2,698,342,754	$2,252,973,921

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.04	$9.86	$10.33	$10.35	$10.62
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.47	$0.41	$0.39	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	0.21	(0.33)	0.13	(0.07)
Total from investment operations	$0.25	$0.68	$0.08	$0.52	$0.33
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.50)	$(0.54)	$(0.52)	$(0.54)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.51)	$(0.50)	$(0.55)	$(0.54)	$(0.60)
Net asset value, end of period	$9.78	$10.04	$9.86	$10.33	$10.35
Total return (%) (r)(s)(t)	2.60	7.08	0.70	5.10	3.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.06	1.09	1.07	1.08
Expenses after expense reductions (f)	0.62	0.70	0.70	0.70	0.70
Net investment income	4.94	4.75	4.05	3.77	3.81
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$1,137,796	$1,059,522	$922,617	$671,506	$531,705

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.06	$9.88	$10.34	$10.37	$10.64
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.39	$0.33	$0.30	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	0.21	(0.33)	0.12	(0.07)
Total from investment operations	$0.17	$0.60	$—	$0.42	$0.24
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.42)	$(0.45)	$(0.43)	$(0.45)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.43)	$(0.42)	$(0.46)	$(0.45)	$(0.51)
Net asset value, end of period	$9.80	$10.06	$9.88	$10.34	$10.37
Total return (%) (r)(s)(t)	1.75	6.17	(0.04)	4.11	2.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.71	1.74	1.72	1.73
Expenses after expense reductions (f)	1.43	1.55	1.55	1.55	1.55
Net investment income	4.11	3.92	3.21	2.93	2.92
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$60,335	$67,970	$77,518	$83,473	$90,726

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.05	$9.88	$10.34	$10.37	$10.64
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.32	$0.30	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.20	(0.32)	0.12	(0.07)
Total from investment operations	$0.18	$0.59	$—	$0.42	$0.24
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.42)	$(0.45)	$(0.43)	$(0.45)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.43)	$(0.42)	$(0.46)	$(0.45)	$(0.51)
Net asset value, end of period	$9.80	$10.05	$9.88	$10.34	$10.37
Total return (%) (r)(s)(t)	1.84	6.07	(0.04)	4.11	2.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.71	1.74	1.72	1.73
Expenses after expense reductions (f)	1.47	1.55	1.55	1.55	1.55
Net investment income	4.08	3.90	3.20	2.93	2.93
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$83,506	$67,112	$59,342	$53,915	$53,029

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.04	$9.87	$10.33	$10.35	$10.62
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.48	$0.42	$0.40	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.21	(0.32)	0.13	(0.08)
Total from investment operations	$0.27	$0.69	$0.10	$0.53	$0.34
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.52)	$(0.55)	$(0.53)	$(0.55)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.53)	$(0.52)	$(0.56)	$(0.55)	$(0.61)
Net asset value, end of period	$9.78	$10.04	$9.87	$10.33	$10.35
Total return (%) (r)(s)	2.75	7.13	0.96	5.26	3.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.71	0.74	0.72	0.73
Expenses after expense reductions (f)	0.47	0.55	0.55	0.55	0.55
Net investment income	5.09	4.89	4.20	3.95	3.93
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$1,301,075	$958,287	$614,643	$486,212	$249,314

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 4/30
	2008	2007
Net asset value, beginning of period	$10.03	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.39
Net realized and unrealized gain (loss) on investments	(0.22)	0.29
Total from investment operations	$0.27	$0.68
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.51)
Net asset value, end of period	$9.78	$10.03
Total return (%) (r)(s)	2.75	7.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.82
Expenses after expense reductions (f)	0.57	0.65
Net investment income	4.92	4.55
Portfolio turnover	96	56
Net assets at end of period (000 Omitted)	$14,321	$861

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 4/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.06	$9.88	$10.35	$10.28
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.38	$0.32	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	0.21	(0.34)	0.08
Total from investment operations	$0.16	$0.59	$(0.02)	$0.11
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.44)	$(0.04)
From net realized gain on investments	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.42)	$(0.41)	$(0.45)	$(0.04)
Net asset value, end of period	$9.80	$10.06	$9.88	$10.35
Total return (%) (r)(s)	1.65	6.07	(0.28)	1.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.90	1.94	1.93	(a)
Expenses after expense reductions (f)	1.56	1.65	1.67	1.76	(a)
Net investment income	3.99	3.79	3.11	2.93	(a)
Portfolio turnover	96	56	77	99
Net assets at end of period (000 Omitted)	$2,891	$1,655	$488	$50

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 4/30
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$10.03	$9.85	$10.32	$10.35	$10.49
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.42	$0.36	$0.32	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.21	(0.34)	0.12	(0.02	)(g)
Total from investment operations	$0.21	$0.63	$0.02	$0.44	$0.15
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.45)	$(0.48)	$(0.45)	$(0.23)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.47)	$(0.45)	$(0.49)	$(0.47)	$(0.29)
Net asset value, end of period	$9.77	$10.03	$9.85	$10.32	$10.35
Total return (%) (r)(s)	2.14	6.55	0.16	4.34	1.44	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.45	1.49	1.48	1.47	(a)
Expenses after expense reductions (f)	1.07	1.20	1.23	1.31	1.29	(a)
Net investment income	4.49	4.25	3.54	3.25	3.24	(a)
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$42,613	$26,212	$14,923	$3,908	$40

See Notes to Financial Statements

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 4/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.03	$9.86	$10.33	$10.26
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.45	$0.37	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	0.20	(0.32)	0.08
Total from investment operations	$0.23	$0.65	$0.05	$0.11
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.48)	$(0.51)	$(0.04)
From net realized gain on investments	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.49)	$(0.48)	$(0.52)	$(0.04)
Net asset value, end of period	$9.77	$10.03	$9.86	$10.33
Total return (%) (r)(s)	2.39	6.71	0.45	1.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.12	1.14	1.12	(a)
Expenses after expense reductions (f)	0.82	0.95	0.95	0.95	(a)
Net investment income	4.74	4.50	3.82	3.73	(a)
Portfolio turnover	96	56	77	99
Net assets at end of period (000 Omitted)	$38,851	$28,761	$10,835	$51

See Notes to Financial Statements

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 4/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.04	$9.86	$10.33	$10.26
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.47	$0.36	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.22	(0.28)	0.08
Total from investment operations	$0.26	$0.69	$0.08	$0.11
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.51)	$(0.54)	$(0.04)
From net realized gain on investments	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.52)	$(0.51)	$(0.55)	$(0.04)
Net asset value, end of period	$9.78	$10.04	$9.86	$10.33
Total return (%) (r)(s)	2.68	7.13	0.76	1.12	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.82	0.84	0.82	(a)
Expenses after expense reductions (f)	0.54	0.65	0.65	0.65	(a)
Net investment income	5.02	4.75	4.02	4.04	(a)
Portfolio turnover	96	56	77	99
Net assets at end of period (000 Omitted)	$14,182	$11,129	$358	$51

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.01	$9.84	$10.30	$10.33	$10.61
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.42	$0.37	$0.36	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.22	(0.32)	0.11	(0.07)
Total from investment operations	$0.22	$0.64	$0.05	$0.47	$0.29
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.47)	$(0.50)	$(0.48)	$(0.51)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.48)	$(0.47)	$(0.51)	$(0.50)	$(0.57)
Net asset value, end of period	$9.75	$10.01	$9.84	$10.30	$10.33
Total return (%) (r)(s)(t)	2.24	6.60	0.44	4.66	2.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.32	1.34	1.47	1.33
Expenses after expense reductions (f)	0.96	1.05	1.05	1.05	1.05
Net investment income	4.61	4.41	3.71	3.44	3.44
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$1,170	$1,213	$637	$498	$229

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.06	$9.88	$10.35	$10.36	$10.64
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.35	$0.30	$0.28	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.22	(0.33)	0.13	(0.09)
Total from investment operations	$0.15	$0.57	$(0.03)	$0.41	$0.20
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.39)	$(0.43)	$(0.40)	$(0.42)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.41)	$(0.39)	$(0.44)	$(0.42)	$(0.48)
Net asset value, end of period	$9.80	$10.06	$9.88	$10.35	$10.36
Total return (%) (r)(s)(t)	1.50	5.91	(0.39)	3.97	1.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.97	1.99	1.97	1.98
Expenses after expense reductions (f)	1.71	1.80	1.80	1.80	1.80
Net investment income	3.84	3.66	2.96	2.68	2.69
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$397	$355	$153	$130	$117

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 4/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.05	$9.87	$10.34	$10.36	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.35	$0.30	$0.28	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.22	(0.33)	0.12	(0.07)
Total from investment operations	$0.15	$0.57	$(0.03)	$0.40	$0.21
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.39)	$(0.43)	$(0.40)	$(0.42)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.06)
Total distributions declared to shareholders	$(0.41)	$(0.39)	$(0.44)	$(0.42)	$(0.48)
Net asset value, end of period	$9.79	$10.05	$9.87	$10.34	$10.36
Total return (%) (r)(s)(t)	1.49	5.91	(0.39)	3.91	1.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.97	1.99	1.97	1.98
Expenses after expense reductions (f)	1.71	1.80	1.80	1.80	1.80
Net investment income	3.82	3.65	3.20	2.69	2.70
Portfolio turnover	96	56	77	99	170
Net assets at end of period (000 Omitted)	$1,208	$628	$283	$249	$195

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities

Notes to Financial Statements – continued

and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains

Notes to Financial Statements – continued

and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts

Notes to Financial Statements – continued

recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At April 30, 2008, the portfolio had unfunded loan commitments of $433,179, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under

Notes to Financial Statements – continued

these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended April 30, 2008, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	4/30/08	4/30/07
Ordinary income (including any short-term capital gains)	$140,135,749	$100,785,733

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/08
Cost of investments	$2,688,722,090
Gross appreciation	25,063,871
Gross depreciation	(81,863,880)
Net unrealized appreciation (depreciation)	$(56,800,009)
Undistributed ordinary income	$6,626,961
Capital loss carryforwards	(66,008,660)
Post-October capital loss deferral	(4,595,231)
Other temporary differences	(11,958,811)

As of April 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	Amount
4/30/11	$(108,693)
4/30/12	(1,464,107)
4/30/13	(1,670,568)
4/30/14	(14,142,447)
4/30/15	(33,880,250)
4/30/16	(14,742,595)
$(66,008,660)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Intermediate Investment Grade Bond Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Prior to June 23, 2007, the investment adviser had agreed in writing to reduce its management fee to 0.35% of average daily net assets. Effective June 23, 2007, the investment adviser has agreed in writing to reduce its management fee to 0.30% of the fund’s average daily net assets. This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund’s Board of Trustees. This management fee reduction amounted to $5,215,948, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.31% of the fund’s average daily net assets.

Prior to June 23, 2007, the investment adviser had voluntarily agreed to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses did not exceed 0.20% annually of the fund’s average daily net assets. Effective June 23, 2007, this arrangement was terminated. For the period May 1, 2007 through June 23, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $64,369 and $481 for the year ended April 30, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.15%	$4,079,614
Class B	0.75%	0.25%	1.00%	0.96%	653,899
Class C	0.75%	0.25%	1.00%	1.00%	780,259
Class W	0.10%	—	0.10%	0.10%	9,557
Class R (b)	0.25%	0.25%	0.50%	0.50%	65,136
Class R1	0.75%	0.25%	1.00%	0.80%	18,857
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	20,276
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	154,612
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	99,762
Class 529A	0.25%	0.25%	0.50%	0.25%	4,102
Class 529B	0.75%	0.25%	1.00%	1.00%	3,547
Class 529C	0.75%	0.25%	1.00%	1.00%	8,064
Total Distribution and Service Fees					$5,897,685

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2008 based on each class’ average daily net assets. 0.10% of the Class A and 0.10% of the Class 529A service fee is currently being waived under a written waiver arrangement through August 31, 2008. For the year ended April 30, 2008, this waiver amounted to $1,166,768 and is reflected as a reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares sold prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. Assets attributable to Class B shares are currently subject to a Class B service fee of 0.15% annually. The remaining portion of the Class B service fee is not in effect on such assets but may be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class A distribution fee is currently being waived under a written waiver arrangement through August 31, 2008. For the year ended April 30, 2008, this waiver amounted to $1,165,596 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2008, were as follows:

Amount
Class A	$933
Class B	$114,571
Class C	$19,186
Class 529B	$76
Class 529C	$0

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.10% annually of average daily net assets of the fund’s 529 share classes. Prior to April 1, 2008, the fee was established at 0.25% annually. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2008, were as follows:

Amount
Class 529A	$2,786
Class 529B	840
Class 529C	1,872
Total Program Manager Fees	$5,498

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2008, the fee was $857,959, which equated to 0.0320% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,748,271.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2008, these costs for the fund amounted to $378,777 and are reflected in the shareholder servicing costs on the Statement of Operations.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended April 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.28%	$6,627
Former Class R2 (b)	0.25%	—	—	0.15%	6,067
Class R2 (formerly Class R3)	0.15%	—	—	0.10%	30,011
Class R3 (formerly Class R4)	0.15%	—	—	0.10%	38,468
Class R4 (formerly Class R5)	0.10%	—	—	0.06%	7,659
Total Retirement Plan Administration and Services Fees					$88,832

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for the former Class R2, Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended April 30, 2008, the fee paid by the fund to Tarantino LLC was $17,867 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $12,761, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$1,236,773,947	$1,305,323,191
Investments (non-U.S. government securities)	$1,256,281,598	$1,132,525,051

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	59,431,269	$586,011,758	43,732,716	$435,446,444
Class B	1,151,997	11,390,433	1,299,035	12,904,182
Class C	3,542,911	35,043,238	2,572,046	25,649,874
Class I	23,080,849	227,425,683	35,593,265	354,710,768
Class W	1,504,679	14,842,798	77,212	772,967
Class R (b)	674,626	6,661,079	732,685	7,297,739
Class R1	215,981	2,190,926	269,817	2,694,761
Former Class R2 (b)	670,718	6,645,082	407,856	4,064,356
Class R2 (formerly Class R3)	3,040,898	29,804,697	2,864,984	28,537,384
Class R3 (formerly Class R4)	3,173,385	31,292,691	4,233,544	42,167,701
Class R4 (formerly Class R5)	1,447,707	14,233,340	1,171,428	11,767,503
Class 529A	26,692	262,106	62,026	622,331
Class 529B	7,804	76,833	22,220	224,252
Class 529C	76,222	757,440	40,059	403,077
	98,045,738	$966,638,104	93,078,893	$927,263,339

Notes to Financial Statements – continued

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares issued in connection with acquisition of MFS Intermediate Investment Grade Bond Fund
Class A	2,410,426	$23,636,239
Class B	788,493	7,745,745
Class C	341,497	3,354,394
Class I	34,725,356	340,598,347
Class R1	792	7,787
Former Class R2 (b)	5,421	53,319
Class R2 (formerly Class R3)	4,481	43,905
Class R3 (formerly Class R4)	5,479	53,700
Class R4 (formerly Class R5)	5,510	54,028
	38,287,455	$375,547,464
Shares issued to shareholders in reinvestment of distributions
Class A	4,216,348	$41,680,376	3,660,706	$36,481,709
Class B	236,273	2,340,226	243,204	2,426,279
Class C	204,561	2,025,364	169,159	1,687,975
Class I	5,097,084	50,382,402	3,133,769	31,235,084
Class W	42,986	424,672	886	8,852
Class R (b)	60,773	601,446	121,170	1,206,738
Class R1	9,659	95,608	4,542	45,434
Former Class R2 (b)	18,488	183,154	7,235	72,603
Class R2 (formerly Class R3)	143,370	1,415,541	92,466	921,508
Class R3 (formerly Class R4)	195,320	1,929,457	96,941	966,833
Class R4 (formerly Class R5)	60,711	600,021	23,320	233,849
Class 529A	5,684	56,039	3,320	33,006
Class 529B	1,442	14,284	708	7,075
Class 529C	3,132	30,962	1,234	12,324
	10,295,831	$101,779,552	7,558,660	$75,339,269

Notes to Financial Statements – continued

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(55,268,696)	$(545,346,604)	(35,381,942)	$(352,735,882)
Class B	(2,777,374)	(27,421,562)	(2,628,701)	(26,182,078)
Class C	(2,239,481)	(22,120,931)	(2,072,848)	(20,655,386)
Class I	(25,351,516)	(250,257,833)	(5,582,609)	(55,462,565)
Class W	(169,937)	(1,672,145)	(2,392)	(24,012)
Class R (b)	(3,411,985)	(33,548,347)	(1,710,011)	(17,071,532)
Class R1	(95,968)	(1,000,637)	(159,171)	(1,596,226)
Former Class R2 (b)	(933,562)	(9,174,692)	(201,536)	(2,019,285)
Class R2 (formerly Class R3)	(1,440,797)	(14,186,798)	(1,858,073)	(18,521,766)
Class R3 (formerly Class R4)	(2,265,913)	(22,333,836)	(2,562,780)	(25,603,098)
Class R4 (formerly Class R5)	(1,172,562)	(11,524,076)	(122,391)	(1,226,855)
Class 529A	(33,587)	(330,918)	(8,916)	(88,441)
Class 529B	(4,080)	(40,520)	(3,150)	(31,644)
Class 529C	(18,499)	(181,972)	(7,468)	(74,101)
	(95,183,957)	$(939,140,871)	(52,301,988)	$(521,292,871)
Net change
Class A	10,789,347	$105,981,769	12,011,480	$119,192,271
Class B	(600,611)	(5,945,158)	(1,086,462)	(10,851,617)
Class C	1,849,488	18,302,065	668,357	6,682,463
Class I	37,551,773	368,148,599	33,144,425	330,483,287
Class W	1,377,728	13,595,325	75,706	757,807
Class R (b)	(2,676,586)	(26,285,822)	(856,156)	(8,567,055)
Class R1	130,464	1,293,684	115,188	1,143,969
Former Class R2 (b)	(238,935)	(2,293,137)	213,555	2,117,674
Class R2 (formerly Class R3)	1,747,952	17,077,345	1,099,377	10,937,126
Class R3 (formerly Class R4)	1,108,271	10,942,012	1,767,705	17,531,436
Class R4 (formerly Class R5)	341,366	3,363,313	1,072,357	10,774,497
Class 529A	(1,211)	(12,773)	56,430	566,896
Class 529B	5,166	50,597	19,778	199,683
Class 529C	60,855	606,430	33,825	341,300
	51,445,067	$504,824,249	48,335,565	$481,309,737

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 16%, 10%, and 22%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and the MFS Lifetime Retirement Income Fund were

Notes to Financial Statements – continued

each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended April 30, 2008, the fund’s commitment fee and interest expense were $10,571 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	1,625,246,620	(1,625,156,388)	90,232

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,761,465	$90,232

(8)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Intermediate Investment Grade Bond Fund. The acquisition was accomplished by a tax-free exchange of 38,287,455 shares of the fund (valued at $375,547,464) for all of the assets and liabilities of MFS Intermediate Investment Grade Bond Fund. MFS Intermediate Investment Grade Bond Fund then distributed the shares of the fund that MFS Intermediate Investment Grade Bond Fund received from the fund to its shareholders. MFS Intermediate Investment Grade Bond Fund’s net assets on that date were $375,547,464, including $8,590,690 of unrealized depreciation, $25,199 of distributions in excess of net investment income and $9,701,317 of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $2,679,113,474.

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of the MFS Research Bond Fund, which was held on February 15, 2008, the following actions were taken:

Item 1: To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 shares of the Fund.

Number of Dollars
For	1,531,969.42
Against	0.00
Abstain	134,017.87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (one of the portfolios comprising MFS Series Trust IX (the “Trust”)) as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Robert Persons
Michael Roberge
Jeffrey Wakelin

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS® Mutual Funds	4/30/08
ANNUAL REPORT

MFS® Research Bond Fund J

MFS® Research Bond Fund J

CONTACT INFORMATION	BACK COVER

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address

(www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 16, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	37.9%
Mortgage-Backed Securities	26.5%
Commercial Mortgage-Backed Securities	5.2%
Municipal Bonds	4.3%
High Yield Corporates	4.2%
U.S. Government Agencies	3.7%
Collateralized Debt Obligations	2.3%
Emerging Market Bonds	2.2%
Asset-Backed Securities	1.9%
Floating Rate Loans	1.5%
U.S. Treasury Securities	1.0%
Residential Mortgage-Backed Securities	0.1%

Credit quality of bonds (r)
AAA	46.6%
AA	7.1%
A	9.7%
BBB	28.6%
BB	4.9%
B	2.5%
Not Rated	0.6%

Portfolio facts
Average Duration (d)(i)	4.5
Average Life (i)(m)	6.9 yrs.
Average Maturity (i)(m)	15.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A+

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/08.

Percentages are based on net assets as of 4/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2008, Class B shares of the MFS Research Bond Fund J provided a total return of 1.40%, at net asset value. This compares with a return of 6.87% for the fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the worst of the credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature.

Detractors from performance

Sector selection was the primary factor that held back performance relative to the Lehman Brothers U.S. Aggregate Bond Index. Relative overexposure to debt securities in the financial and industrial sectors was among the top detractors.

Credit quality also negatively impacted relative returns. The fund’s greater relative exposure to “BBB” rated (s) bonds detracted from relative results as credit spreads widened over the reporting period.

Contributors to performance

Yield was the largest positive contributor to the fund’s relative performance. During the period, the fund held bonds that produced a greater level of income than the benchmark.

Lower relative exposure to mortgage-backed securities boosted relative performance as these securities suffered amid the recent subprime mortgage crisis.

Respectfully,

Robert Persons	Michael Roberge	Jeffery Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 4/30/08

The following chart illustrates the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

(For the period from the commencement of investment operations, October 17, 2002, through the stated period end.)

Total returns through 4/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
B	10/17/02	1.40%	2.75%	3.93%

Average annual

Comparative benchmark

Lehman Brothers U.S. Aggregate Bond Index (f)	6.87%	4.37%	4.90%

Average annual with sales charge

Share class
B With CDSC (Declining over six years from 4% to 0%) (x)	(2.49)%	2.43%	3.78%

CDSC — Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, October 17, 2002 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

4

Performance Summary – continued

Benchmark Definition

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Prior to December 22, 2003, the Research Bond Fund J (the “fund”) was a “fund of funds” and invested all of its assets in Class I shares of the MFS Research Bond Fund, an open-end investment company that has the same investment objective as the fund.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2007 through April 30, 2008.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Expense Ratio	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period (p) 11/1/07-4/30/08
Class B	Actual	1.49%	$1,000.00	$1,006.26	$7.43
	Hypothetical (h)	1.49%	$1,000.00	$1,017.45	$7.47

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

6

PORTFOLIO OF INVESTMENTS

4/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

Bonds - 95.6%
Airlines - 0.2%
Continental Airlines, Inc., 7.875%, 2018	$294,099	$244,102

Asset Backed & Securitized - 9.9%
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	$138,945	$48,631
Banc of America Commercial Mortgage, Inc., 5.356%, 2045	400,000	390,751
Bayview Commercial Asset Trust, 0.775%, 2035 (i)(z)	5,059,259	348,630
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	3,334,708	242,522
Bayview Commercial Asset Trust, FRN, 0.879%, 2036 (i)(z)	2,435,575	199,529
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.057%, 2036 (i)(z)	2,071,915	134,674
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	282,031	275,068
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	307,000	288,040
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	580,000	577,444
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.555%, 2049	300,000	189,404
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	326,330	308,895
Crest G-Star, CDO, 6.95%, 2032 (z)	974,000	1,003,997
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	415,000	440,775
E*TRADE RV & Marine Trust, 3.62%, 2018	119,883	116,630
Falcon Franchise Loan LLC, 7.382%, 2010 (n)	3,599	3,593
Falcon Franchise Loan LLC, FRN, 3.08%, 2023 (i)(n)	130,024	10,535
Falcon Franchise Loan LLC, FRN, 3.844%, 2025 (i)(z)	1,957,564	205,172
First Union National Bank Commercial Mortgage Trust, FRN, 1.144%, 2043 (i)(n)	5,335,178	113,826
First Union-Lehman Brothers Bank of America, FRN, 0.589%, 2035 (i)	2,525,581	40,027
Greenwich Capital Commercial Funding Corp., 4.569%, 2042	400,000	391,703
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	174,453	172,830
Greenwich Capital Commercial Funding Corp., FRN, 6.112%, 2038	400,000	407,421
JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, 2043	400,000	391,511
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.506%, 2042 (n)	540,000	419,606
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	310,000	292,742
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	331,125	325,923
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.007%, 2049	470,000	454,626
KKR Financial CLO Ltd., “C”, CDO, FRN, 4.515%, 2021 (n)	787,476	501,622
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.676%, 2035 (i)	6,390,462	43,803
Merrill Lynch Mortgage Trust, FRN, 6.023%, 2050	350,000	253,813
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	400,000	384,611
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.714%, 2051	100,000	63,697
Morgan Stanley Capital I, Inc., FRN, 1.11%, 2031 (i)(n)	4,208,204	28,774
Mortgage Capital Funding, Inc., FRN, 0.615%, 2031 (i)	1,528,098	2,123
Multi-Family Capital Access One, Inc., 6.65%, 2024	167,629	167,759
Nationslink Funding Corp., FRN, 0.608%, 2030 (i)	1,060,813	11,658
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	500,000	490,044
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	179,382	176,098
Preferred Term Securities XIX Ltd., CDO, FRN, 3.15%, 2035 (z)	1,419,195	1,192,123
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	185,000	180,421
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	845,000	377,253
Structured Asset Securities Corp., FRN, 3.135%, 2035	114,477	110,706
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	300,000	292,568
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	125,000	85,998

		$12,157,576

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.3%
Ford Motor Credit Co., 7.375%, 2009	$220,000	$211,778
Johnson Controls, Inc., 5.5%, 2016	211,000	210,521

		$422,299
Broadcasting - 1.2%
Allbritton Communications Co., 7.75%, 2012	$231,000	$233,599
British Sky Broadcasting, 6.1%, 2018 (z)	330,000	335,771
CBS Corp., 6.625%, 2011	448,000	461,595
Clear Channel Communications, Inc., 7.65%, 2010	99,000	102,924
Clear Channel Communications, Inc., 6.25%, 2011	400,000	340,000
News America, Inc., 8.5%, 2025	30,000	34,762

		$1,508,651
Brokerage & Asset Managers - 3.1%
Bear Stearns Cos., Inc., 5.85%, 2010	$750,000	$757,034
Goldman Sachs Group, Inc., 5.625%, 2017	298,000	287,973
Goldman Sachs Group, Inc., 6.15%, 2018	320,000	323,697
INVESCO PLC, 4.5%, 2009	518,000	514,717
INVESCO PLC, 5.625%, 2012	215,000	210,179
Lehman Brothers Holdings, Inc., 6.5%, 2017	370,000	363,469
Merrill Lynch & Co., Inc., 6.15%, 2013	440,000	439,080
Merrill Lynch & Co., Inc., 6.05%, 2016	280,000	268,662
Morgan Stanley, 5.75%, 2016	372,000	364,266
Morgan Stanley Group, Inc., 6.625%, 2018	300,000	311,046

		$3,840,123
Building - 0.1%
American Standard Cos., Inc., 7.625%, 2010	$100,000	$105,716

Business Services - 0.3%
Xerox Corp., 5.65%, 2013	$350,000	$350,902

Cable TV - 1.1%
Comcast Corp., 5.875%, 2018	$128,000	$127,648
Cox Communications, Inc., 7.125%, 2012	310,000	329,575
TCI Communications, Inc., 9.8%, 2012	181,000	204,043
Time Warner Cable, Inc., 5.4%, 2012	463,000	465,701
Time Warner Entertainment Co. LP, 8.375%, 2033	243,000	282,869

		$1,409,836
Chemicals - 0.3%
PPG Industries, Inc., 5.75%, 2013	$373,000	$382,654

Consumer Goods & Services - 1.2%
Clorox Co., 5%, 2013	$340,000	$335,828
Fortune Brands, Inc., 5.125%, 2011	458,000	455,129
Western Union Co., 5.4%, 2011	730,000	729,694

		$1,520,651
Defense Electronics - 0.6%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$402,000	$410,412
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	372,000	386,996

		$797,408

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.3%
Tyco Electronics Ltd., 6.55%, 2017 (n)	$180,000	$184,284
Tyco Electronics Ltd., 7.125%, 2037 (n)	130,000	133,136

		$317,420

Emerging Market Quasi-Sovereign - 0.3%
OAO Gazprom, 7.343%, 2013 (z)	$240,000	$251,100
OAO Gazprom, 8.146%, 2018 (z)	115,000	122,044

		$373,144
Emerging Market Sovereign - 0.3%
Gabonese Republic, 8.2%, 2017 (n)	$340,000	$356,150

Energy - Independent - 1.0%
Apache Corp., 7.375%, 2047	$10,000	$11,474
Nexen, Inc., 6.4%, 2037	540,000	528,084
Ocean Energy, Inc., 7.25%, 2011	241,000	261,318
XTO Energy, Inc., 6.25%, 2013	100,000	105,368
XTO Energy, Inc., 5.65%, 2016	329,000	332,197

		$1,238,441
Entertainment - 0.1%
Turner Broadcasting System, Inc., 8.375%, 2013	$101,000	$110,183

Financial Institutions - 2.4%
American Express Centurion Bank, 5.55%, 2012	$420,000	$420,316
Capital One Financial Corp., 6.15%, 2016	310,000	281,046
CIT Group, Inc., 6.1% to 2017, FRN to 2067	80,000	41,786
General Electric Capital Corp., 5.375%, 2016	343,000	348,032
General Electric Co., 5.625%, 2018	200,000	202,045
HSBC Finance Corp., 5.5%, 2016	624,000	617,617
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	500,000	396,113
ORIX Corp., 5.48%, 2011	630,000	610,873

		$2,917,828
Food & Beverages - 1.2%
Dr Pepper Snapple Group, Inc., 6.82%, 2018 (z)	$280,000	$290,459
General Mills, Inc., 5.65%, 2012	190,000	195,580
Miller Brewing Co., 5.5%, 2013 (n)	641,000	663,700
Tyson Foods, Inc., 6.85%, 2016	370,000	367,502

		$1,517,241
Food & Drug Stores - 0.4%
CVS Caremark Corp., 6.125%, 2016	$270,000	$279,079
CVS Caremark Corp., 5.75%, 2017	153,000	155,042

		$434,121
Forest & Paper Products - 0.2%
Stora Enso Oyj, 7.25%, 2036 (n)	$304,000	$256,594

Gaming & Lodging - 1.0%
Marriott International, Inc., 6.375%, 2017	$380,000	$373,926
Station Casinos, Inc., 6%, 2012	350,000	295,312
Wyndham Worldwide Corp., 6%, 2016	585,000	526,439

		$1,195,677
Industrial - 0.5%
Steelcase, Inc., 6.5%, 2011	$620,000	$628,360

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - 1.0%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$323,000	$277,527
Metropolitan Life Global Funding, 5.125%, 2013 (z)	300,000	299,981
Prudential Financial, Inc., 6%, 2017	320,000	322,641
UnumProvident Corp., 6.85%, 2015 (n)	393,000	395,026

		$1,295,175
Insurance - Health - 0.1%
UnitedHealth Group, Inc., 6.875%, 2038	$170,000	$165,873

Insurance - Property & Casualty - 1.0%
Chubb Corp., 6.375% to 2017, FRN to 2037	$190,000	$177,280
Fund American Cos., Inc., 5.875%, 2013	585,000	572,290
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	500,000	440,461

		$1,190,031
Major Banks - 3.5%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$230,000	$184,750
Bank of America Corp., 5.65%, 2018	430,000	430,318
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	400,000	375,252
Credit Suisse New York, 6%, 2018	210,000	212,835
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049 (n)	238,000	248,098
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	253,439
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	512,000	462,753
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	195,000	196,393
Natixis S.A., 10% to 2018, FRN to 2049 (z)	300,000	303,309
PNC Funding Corp., 5.625%, 2017	290,000	278,282
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	100,000	91,787
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	258,000	255,121
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	500,000	483,834
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	225,000	178,875
Wachovia Corp., 6.605%, 2025	387,000	359,263
		$4,314,309
Medical & Health Technology & Services - 1.7%
Covidien Ltd., 6%, 2017 (n)	$250,000	$255,574
Covidien Ltd., 6.55%, 2037 (n)	170,000	173,786
Fisher Scientific International, Inc., 6.125%, 2015	675,000	673,379
Hospira, Inc., 5.55%, 2012	300,000	296,724
Hospira, Inc., 6.05%, 2017	290,000	283,938
McKesson Corp., 5.7%, 2017	360,000	352,409

		$2,035,810
Metals & Mining - 0.7%
International Steel Group, Inc., 6.5%, 2014	$497,000	$509,365
Peabody Energy Corp., 5.875%, 2016	332,000	322,040

		$831,405
Mortgage Backed - 26.4%
Fannie Mae, 4.55%, 2011	$339,919	$342,518
Fannie Mae, 5.12%, 2012	281,573	287,976
Fannie Mae, 4.556%, 2014	232,756	229,735
Fannie Mae, 4.62%, 2014	178,896	177,664
Fannie Mae, 4.666%, 2014	277,140	274,487
Fannie Mae, 4.86%, 2014	178,846	178,303
Fannie Mae, 4.56%, 2015	229,401	226,594

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.665%, 2015	$154,208	$153,203
Fannie Mae, 4.69%, 2015	128,911	128,313
Fannie Mae, 4.7%, 2015	177,943	177,123
Fannie Mae, 4.74%, 2015	197,097	194,853
Fannie Mae, 4.78%, 2015	218,231	217,659
Fannie Mae, 4.815%, 2015	271,000	268,688
Fannie Mae, 4.82%, 2015	226,652	226,459
Fannie Mae, 4.87%, 2015	174,926	175,544
Fannie Mae, 4.89%, 2015	124,574	125,242
Fannie Mae, 4.925%, 2015	490,060	489,992
Fannie Mae, 5%, 2016 - 2025	1,282,543	1,294,798
Fannie Mae, 4.996%, 2017	568,290	570,204
Fannie Mae, 5.5%, 2018 - 2038	7,608,029	7,684,875
Fannie Mae, 4.88%, 2020	170,720	172,794
Fannie Mae, 6.5%, 2033	64,490	67,133
Fannie Mae, 6%, 2034 - 2037	672,429	688,727
Freddie Mac, 5%, 2018 - 2028	1,939,493	1,963,306
Freddie Mac, 5.5%, 2022 - 2038	4,440,768	4,485,916
Freddie Mac, 4%, 2024	76,482	76,654
Freddie Mac, 6%, 2034 - 2037	2,151,885	2,208,921
Ginnie Mae, 6%, 2036 - 2038	3,998,300	4,114,677
Ginnie Mae, 5.5%, 2038	3,972,691	4,028,930
Ginnie Mae, TBA, 5.5%, 2038	1,250,000	$1,262,110

		$32,493,398
Municipals - 4.3%
Harris County, TX, “C”, FSA, 5.25%, 2031	$340,000	$370,838
Harris County, TX, “C”, FSA, 5.25%, 2032	340,000	371,042
Massachusetts Health & Educational Authority Rev. (Mass Institute Technology), “K”, 5.5%, 2032	1,620,000	1,826,080
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	310,000	347,029
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2035	515,000	579,421
Metropolitan Atlanta, GA, Rapid Transit Tax Authority Rev., “A”, FGIC, 5.25%, 2032	500,000	541,705
State of Massachusetts, “A”, N, 5.5%, 2030	1,100,000	1,222,188

		$5,258,303
Natural Gas - Pipeline - 1.9%
CenterPoint Energy, Inc., 7.875%, 2013	$616,000	$672,862
CenterPoint Energy, Inc., 5.95%, 2017	250,000	239,932
Enterprise Products Operating LP, 5.65%, 2013	181,000	182,221
Enterprise Products Partners LP, 6.3%, 2017	40,000	40,760
Kinder Morgan Energy Partners LP, 7.75%, 2032	236,000	252,633
Spectra Energy Capital LLC, 8%, 2019	393,000	434,899
Williams Cos., Inc., 8.75%, 2032	445,000	526,212

		$2,349,519
Network & Telecom - 4.0%
British Telecommunications PLC, 5.15%, 2013	$550,000	$552,459
CenturyTel, Inc., 8.375%, 2010	606,000	653,584
Deutsche Telekom International Finance B.V., 5.75%, 2016	351,000	354,049
GTE Corp., 7.51%, 2009	580,000	597,771
Qwest Capital Funding, Inc., 7.25%, 2011	435,000	426,300
Telecom Italia Capital, 6.2%, 2011	461,000	464,399
Telefonica Emisiones S.A.U., 7.045%, 2036	319,000	348,710
TELUS Corp., 8%, 2011	713,000	769,181
Verizon New York, Inc., 6.875%, 2012	706,000	743,703

		$4,910,156

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oil Services - 0.5%
Weatherford International Ltd., 5.15%, 2013	$330,000	$331,253
Weatherford International Ltd., 6.35%, 2017	300,000	315,864

		$647,117
Oils - 0.4%
Premcor Refining Group, Inc., 7.5%, 2015	$500,000	$521,389

Other Banks & Diversified Financials - 1.8%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.7%, 2011 (n)	$277,500	$265,013
Citigroup, Inc., 5.5%, 2013	690,000	694,205
Citigroup, Inc., 8.4% to 2018, FRN to 2049	490,000	495,919
Fifth Third Bancorp, 5.45%, 2017	50,000	46,636
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	465,000	392,189
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	350,000	306,321

		$2,200,283
Printing & Publishing - 0.5%
Dex Media West LLC, 9.875%, 2013	$335,000	$315,738
Idearc, Inc., 8%, 2016	168,000	109,200
Pearson PLC, 5.5%, 2013 (z)	140,000	141,093

		$566,031
Railroad & Shipping - 0.5%
TFM S.A. de C.V., 9.375%, 2012	$326,000	$339,855
Union Pacific Corp., 7.25%, 2008	175,000	178,305
Union Pacific Corp., 5.7%, 2018	120,000	121,385

		$639,545
Real Estate - 3.1%
Boston Properties, Inc., REIT, 5%, 2015	$253,000	$235,684
ERP Operating LP, REIT, 5.75%, 2017	630,000	591,155
HRPT Properties Trust, REIT, 6.25%, 2016	416,000	384,558
Kimco Realty Corp., REIT, 6%, 2012	150,000	147,465
Kimco Realty Corp., REIT, 5.783%, 2016	648,000	602,582
Liberty Property LP, REIT, 5.5%, 2016	430,000	382,096
ProLogis, REIT, 5.75%, 2016	354,000	333,494
ProLogis, REIT, 5.625%, 2016	220,000	204,746
Simon Property Group, Inc., REIT, 4.6%, 2010	267,000	265,188
Simon Property Group, Inc., REIT, 5.75%, 2015	331,000	323,605
Simon Property Group, Inc., REIT, 6.1%, 2016	312,000	312,778

		$3,783,351
Restaurants - 0.4%
YUM! Brands, Inc., 8.875%, 2011	$417,000	$458,931

Retailers - 1.7%
Federated Retail Holdings, Inc., 5.35%, 2012	$240,000	$223,642
Home Depot, Inc., 5.25%, 2013	187,000	181,084
Home Depot, Inc., 5.875%, 2036	279,000	233,247
J.C. Penney Corp., Inc., 8%, 2010	70,000	72,219
Macy’s, Inc., 6.625%, 2011	374,000	368,142
Target Corp., 6.5%, 2037	130,000	131,017
Wal-Mart Stores, Inc., 6.2%, 2038	470,000	478,365
Wesfarmers Ltd., 6.998%, 2013 (z)	420,000	436,913

		$2,124,629

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Steel - 0.2%
Evraz Group S.A., 8.875%, 2013 (z)	$305,000	$308,813

Supermarkets - 0.9%
Delhaize America, Inc., 9%, 2031	$284,000	$351,421
Kroger Co., 6.4%, 2017	540,000	574,488
Safeway, Inc., 6.5%, 2011	227,000	235,557

		$1,161,466
Telecommunications-Wireless - 0.9%
Nextel Communications, Inc., 5.95%, 2014	$655,000	$510,900
Rogers Cable, Inc., 5.5%, 2014	406,000	397,803
Vodafone Group PLC, 5.625%, 2017	149,000	149,644

		$1,058,347
Telephone Services - 0.2%
Embarq Corp., 7.082%, 2016	$300,000	$297,639

Tobacco - 0.4%
Reynolds American, Inc., 6.75%, 2017	$430,000	$435,467

Transportation-Services - 0.1%
FedEx Corp., 9.65%, 2012	$83,000	$96,940

U.S. Government Agencies - 3.7%
Small Business Administration, 5.34%, 2021	$76,217	$77,864
Small Business Administration, 6.34%, 2021	13,449	14,049
Small Business Administration, 6.35%, 2021	9,052	9,454
Small Business Administration, 6.44%, 2021	13,222	13,843
Small Business Administration, 6.07%, 2022	51,887	54,693
Small Business Administration, 4.35%, 2023	357,565	348,306
Small Business Administration, 4.89%, 2023	489,053	484,991
Small Business Administration, 4.98%, 2023	510,307	514,141
Small Business Administration, 4.34%, 2024	440,076	426,315
Small Business Administration, 4.86%, 2024	232,419	231,854
Small Business Administration, 4.93%, 2024	446,189	448,064
Small Business Administration, 5.19%, 2024	456,446	462,996
Small Business Administration, 5.52%, 2024	453,067	465,981
Small Business Administration, 4.76%, 2025	575,458	561,323
Small Business Administration, 5.35%, 2026	383,797	390,664

		$4,504,538
U.S. Treasury Obligations - 4.7%
U.S. Treasury Bonds, 8.125%, 2019	$5,000	$6,797
U.S. Treasury Bonds, 6%, 2026	630,000	744,237
U.S. Treasury Bonds, 6.25%, 2030	375,000	466,641
U.S. Treasury Bonds, 5.375%, 2031	1,749,000	1,967,761
U.S. Treasury Bonds, 4.5%, 2036 (f)	1,347,000	1,349,315
U.S. Treasury Notes, 4.75%, 2014	74,000	80,452
U.S. Treasury Notes, 5.125%, 2016	1,080,000	1,195,678

		$5,810,881
Utilities - Electric Power - 5.0%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$439,000	$467,535
Bruce Mansfield Unit, 6.85%, 2034	530,000	538,446
E.On International Finance B.V., 6.65%, 2038 (z)	290,000	298,391

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
EDP Finance B.V., 6%, 2018 (n)	$720,000	$732,617
EEB International Ltd., 8.75%, 2014 (n)	100,000	106,000
Enersis S.A., 7.375%, 2014	388,000	417,600
Exelon Generation Co. LLC, 6.95%, 2011	843,000	883,826
FirstEnergy Corp., 6.45%, 2011	455,000	472,515
ISA Capital do Brasil S.A., 7.875%, 2012	472,000	496,780
MidAmerican Energy Holdings Co., 5.875%, 2012	150,000	156,388
NiSource Finance Corp., 7.875%, 2010	649,000	682,226
NRG Energy, Inc., 7.25%, 2014	520,000	534,300
Virginia Electric & Power Co., 4.1%, 2008	346,000	345,382

		$6,132,006
Total Bonds (Identified Cost, $120,498,522)		$117,676,429

Floating Rate Loans - 1.5% (g)(r)
Aerospace - 0.3%
Hawker Beechcraft Acquisition Co., Letter of Credit, 4.7%, 2014	$33,043	$31,439
Hawker Beechcraft Acquisition Co., Term Loan B, 4.7%, 2014	375,674	357,438

		$388,877
Food & Beverages - 0.4%
ARAMARK Corp., Letter of Credit, 5.4%, 2014	$26,419	$25,312
ARAMARK Corp., Term Loan B, 4.57%, 2014	415,846	398,433

		$423,745
Medical & Health Technology & Services - 0.8%
Community Health Systems, Inc., Delayed Draw Term Loan B, 2014 (q)	$21,197	$20,284
Community Health Systems, Inc., Term Loan, 5.34%, 2014	414,467	396,616
HCA, Inc., Term Loan B, 4.95%, 2013	535,804	508,344

		$925,244
Printing & Publishing - 0.0%
Idearc, Inc., Term Loan B, 2014 (o)	$64,622	$53,182
Total Floating Rate Loans (Identified Cost, $1,814,872)		$1,791,048

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 2.66%, at Cost and Net Asset Value	$3,705	$3,705
Total Investments (Identified Cost, $122,317,099) (k)		$119,471,182

Other Assets, Less Liabilities - 2.9%		3,622,058
Net Assets - 100.0%		$123,093,240
(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of April 30, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $117,117,999 and 98.03% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $8,792,658, representing 7.1% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

14

Portfolio of Investments – continued

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Bayview Commercial Asset Trust, 0.775%, 2035	10/06/05	$407,079	$348,630
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	2/28/06	301,118	242,522
Bayview Commercial Asset Trust, FRN, 0.879%, 2036	5/16/06	220,806	199,529
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.057%, 2036	3/29/06	204,432	134,674
British Sky Broadcasting, 6.1%, 2018	2/07/08-2/14/08	329,533	335,771
Crest G-Star, CDO, 6.95%, 2032	9/13/05	1,039,013	1,003,997
Dr Pepper Snapple Group, Inc., 6.82%, 2018	4/25/08	279,958	290,459
E.On International Finance B.V., 6.65%, 2038	4/15/08	288,759	298,391
Evraz Group S.A., 8.875%, 2013	4/21/08	309,941	308,813
Falcon Franchise Loan LLC, FRN, 3.844%, 2025	12/19/03	275,134	205,172
Metropolitan Life Global Funding, 5.125%, 2013	4/07/08	299,780	299,981
Natixis S.A., 10% to 2018, FRN to 2049	4/24/08	300,000	303,309
OAO Gazprom, 7.343%, 2013	4/08/08	249,511	251,100
OAO Gazprom, 8.146%, 2018	4/03/08	118,437	122,044
Pearson PLC, 5.5%, 2013	4/29/08	139,632	141,093
Preferred Term Securities XIX Ltd., CDO, FRN, 3.15%, 2035	9/28/07-12/24/07	1,419,195	1,192,123
Wesfarmers Ltd., 6.998%, 2013	4/03/08	420,000	436,913
Total Restricted Securities			$6,114,521
% of Net Assets			5.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust
TBA	To Be Announced

Insurers

FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.

Derivative contracts at 4/30/08

Futures contracts outstanding at 4/30/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond (Short)	61	$7,130,328	Jun-08	$(123,642)
U.S. Treasury Note 2 yr (Long)	59	12,548,563	Jun-08	(44,456)
U.S. Treasury Note 5 yr (Short)	90	10,078,594	Jun-08	15,857
				$(152,241)

15

Portfolio of Investments – continued

Swap Agreements at 4/30/08

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	300,000		JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(79,549)
12/20/12	USD	220,000		Merrill Lynch International	(2)	1.35% (fixed rate)	(1,916)
12/20/12	USD	300,000		Goldman Sachs International	(3)	1.55% (fixed rate)	(2,933)
12/20/12	USD	440,000		Goldman Sachs International	(4)	1.43% (fixed rate)	(303)
12/20/12	USD	150,000		Morgan Stanley Capital Services, Inc.	(5)	1.60% (fixed rate)	505
12/20/12	USD	300,000		Goldman Sachs International	(6)	1.30% (fixed rate)	(5,622)
3/20/13	USD	640,000		Goldman Sachs International	(6)	2.129% (fixed rate)	(36,239)
6/20/13	USD	270,000		Merrill Lynch International	(7)	0.52% (fixed rate)	(1,256)
6/20/13	USD	270,000		Morgan Stanley Capital Services, Inc.	(8)	1.07% (fixed rate)	(4,496)
6/20/13	USD	270,000		JPMorgan Chase Bank	(9)	3.1% (fixed rate)	(12,355)
6/20/13	USD	270,000		Morgan Stanley Capital Services, Inc.	(10)	1.07% (fixed rate)	(2,115)
6/20/13	USD	150,000		JPMorgan Chase Bank	(11)	1.12% (fixed rate)	(2,809)
6/20/13	USD	100,000		JPMorgan Chase Bank	(11)	1.1% (fixed rate)	(1,871)
6/20/13	USD	270,000		JPMorgan Chase Bank	(12)	0.85% (fixed rate)	(3,196)
6/20/13	USD	260,000		Morgan Stanley Capital Services, Inc.	(13)	1.48% (fixed rate)	(2,017)
12/13/49	USD	420,000	(a)	Morgan Stanley Capital Services, Inc.	(14)	0.62% (fixed rate)	129,974
12/13/49	USD	420,000	(b)	Morgan Stanley Capital Services, Inc.	(14)	0.27% (fixed rate)	112,807
							$86,609

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/01/15.
(2)	Fund to receive notional amount upon a defined credit event by Boston Properties, Inc., 6.25%, 1/15/13.
(3)	Fund to receive notional amount upon a defined credit event by Equity Residential, Inc., 5.75%, 6/15/17.
(4)	Fund to receive notional amount upon a defined credit event by Kimco Realty, 5.98%, 7/30/12.
(5)	Fund to receive notional amount upon a defined credit event by ProLogis, Inc., 7.1%, 4/15/08.
(6)	Fund to receive notional amount upon a defined credit event by Simon Properties Group, Inc., 6.35%, 8/28/12.
(7)	Fund to receive notional amount upon a defined credit event by Allstate Corp., 6.75%, 5/15/18.
(8)	Fund to receive notional amount upon a defined credit event by Arrow Electrics, Inc., 6.875%, 6/01/18.
(9)	Fund to receive notional amount upon a defined credit event by Capital One Financial Corp., 6.25%, 11/15/13.
(10)	Fund to receive notional amount upon a defined credit event by Nordstrom, Inc., 6.95%, 3/15/28.
(11)	Fund to receive notional amount upon a defined credit event by Universal Health Services, Inc., 7.125%, 6/30/16.
(12)	Fund to receive notional amount upon a defined credit event by Wells Fargo & Co. 3.107%, 10/28/15.
(13)	Fund to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.
(14)	Fund to receive notional amount upon a defined credit event by a reference obligation specified in the CMBX.NA Index.
(a)	Net unamortized premiums paid by the fund amounted to $122,178.
(b)	Net unamortized premiums paid by the fund amounted to $86,030.

At April 30, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $122,313,394)	$119,467,477
Underlying funds, at cost and value	3,705
Total investments, at value (identified cost, $122,317,099)		$119,471,182
Receivable for investments sold	$5,176,286
Receivable for fund shares sold	368,715
Interest and dividends receivable	1,312,411
Swaps, at value (net unamortized premiums paid, $208,208)	243,286
Other assets	1,663
Total assets		$126,573,543
Liabilities
Payable to custodian	$34,652
Distributions payable	455,429
Payable for daily variation margin on open futures contracts	55,547
Payable for investments purchased	1,152,052
Payable for TBA purchase commitments	1,262,891
Payable for fund shares reacquired	284,514
Swaps, at value	156,677
Payable to affiliates
Management fee	2,354
Shareholder servicing costs	48
Distribution and service fees	6,726
Administrative services fee	144
Payable for independent trustees’ compensation	759
Accrued expenses and other liabilities	68,510
Total liabilities		$3,480,303
Net assets		$123,093,240
Net assets consist of
Paid-in capital	$137,791,954
Unrealized appreciation (depreciation) on investments	(3,119,757)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,922,515)
Undistributed net investment income	343,558
Net assets		$123,093,240
Shares of beneficial interest outstanding		13,014,817
Class B shares net asset value and offering price per share		$9.46

A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$7,991,663
Dividends from underlying funds	126,824
Total investment income		$8,118,487
Expenses
Management fee	$716,334
Distribution and service fees	1,432,668
Shareholder servicing costs	41,809
Administrative services fee	31,459
Independent trustees’ compensation	5,167
Custodian fee	47,818
Shareholder communications	22,111
Auditing fees	65,267
Legal fees	2,745
Miscellaneous	16,052
Total expenses		$2,381,430
Reduction of expenses by investment adviser	(215,589)
Net expenses		$2,165,841
Net investment income		$5,952,646
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,077,714)
Futures contracts	(405,028)
Swap transactions	(33,836)
Foreign currency transactions	44
Net realized gain (loss) on investments and foreign currency transactions		$(1,516,534)
Change in unrealized appreciation (depreciation)
Investments	$(2,441,698)
Futures contracts	(313,538)
Swap transactions	(120,396)
Net unrealized gain (loss) on investments		$(2,875,632)
Net realized and unrealized gain (loss) on investments		$(4,392,166)
Change in net assets from operations		$1,560,480

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 4/30
Change in net assets	2008	2007
From operations
Net investment income	$5,952,646	$7,102,327
Net realized gain (loss) on investments and foreign currency transactions	(1,516,534)	(2,060,724)
Net unrealized gain (loss) on investments	(2,875,632)	5,782,246
Change in net assets from operations	$1,560,480	$10,823,849
Distributions declared to shareholders
From net investment income	$(6,053,133)	$(7,665,374)
Change in net assets from fund share transactions	$(41,326,736)	$(35,551,842)
Total change in net assets	$(45,819,389)	$(32,393,367)
Net assets
At beginning of period	168,912,629	201,305,996
At end of period (including undistributed net investment income of $343,558 and $75,245, respectively)	$123,093,240	$168,912,629

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 4/30
Class B	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.74	$9.58	$10.03	$10.27	$10.56
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.37	$0.32	$0.31	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	0.20	(0.33)	0.15	(0.24)
Total from investment operations	$0.13	$0.57	$(0.01)	$0.46	$0.22
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.41)	$(0.44)	$(0.43)	$(0.48)
From net realized gain on investments	—	—	—	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.41)	$(0.41)	$(0.44)	$(0.70)	$(0.51)
Net asset value, end of period	$9.46	$9.74	$9.58	$10.03	$10.27
Total return (%) (r)(s)(t)	1.40	6.03	(0.17)	4.51	2.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.75	1.73	1.73	1.65
Expenses after expense reductions (f)	1.51	1.60	1.58	1.58	1.24
Net investment income	4.16	3.88	3.18	3.04	4.33
Portfolio turnover	87	71	95	140	179
Net assets at end of period (000 Omitted)	$123,093	$168,913	$201,306	$155,004	$166,897

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund J (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

21

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement,

22

Notes to Financial Statements – continued

which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At April 30, 2008, the portfolio had unfunded loan commitments of $21,197, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement

23

Notes to Financial Statements – continued

date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended April 30, 2008, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	4/30/08	4/30/07
Ordinary income (including any short-term capital gains)	$6,053,133	$7,665,374

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/08
Cost of investments	$123,003,736
Gross appreciation	936,944
Gross depreciation	(4,469,498)
Net unrealized appreciation (depreciation)	$(3,532,554)

Undistributed ordinary income	890,044
Capital loss carryforwards	(10,370,945)
Post-October capital loss deferral	(1,166,366)
Other temporary differences	(518,893)

As of April 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/13	$ 1,678,843
4/30/14	1,444,482
4/30/15	5,723,242
4/30/16	1,524,378
$10,370,945

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services

24

Notes to Financial Statements – continued

and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.35% of average daily net assets. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $214,901, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that operating expenses do not exceed 0.25% annually of the fund’s average daily net assets. This written agreement will continue through August 31, 2008, unless changed or rescinded by the fund’s Board of Trustees. For the year ended April 30, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A (f)	0.10%	0.25%	0.35%	—	$—
Class B	0.75%	0.25%	1.00%	1.00%	1,432,668
Class C (f)	0.75%	0.25%	1.00%	—	—

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2008 based on each class’ average daily net assets. The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee and Class A distribution fee until at least August 31, 2008.
(f)	Class A and Class C shares were not available for sale during the period. Please see the fund’s prospectus for details.

Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within five years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2008, were as follows:

Amount
Class B	$3,667,447

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2008, the fee was $41,809, which equated to 0.0292% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2008, the fund did not incur any of these out-of-pocket expenses, sub-accounting and other shareholder servicing costs.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended April 30, 2008 was equivalent to an annual effective rate of 0.0220% of the fund’s average daily net assets.

25

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended April 30, 2008, the fee paid by the fund to Tarantino LLC was $944 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $688, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$58,442,199	$83,475,911
Investments (non-U.S. government securities)	$61,337,673	$80,320,693

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/08		Year ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold	6,218,628	$59,627,081	10,345,114	$99,832,512
Shares reacquired	(10,539,999)	(100,953,817)	(14,024,166)	(135,384,354)

Net change	(4,321,371)	$(41,326,736)	(3,679,052)	$(35,551,842)

Class A and class C shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended April 30, 2008, the fund’s commitment fee and interest expense were $521 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

26

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	97,741,712	(97,738,007)	3,705

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$126,824	$3,705

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund J:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund J (one of the portfolios comprising MFS Series Trust IX (the “Trust”)) as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Bond Fund J as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2008

28

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

29

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

30

Trustees and Officers – continued

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Robert Persons

Michael Roberge

Jeffrey Wakelin

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

31

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

Federal Tax Information (Unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

For non-U.S. persons only, the fund designates 99.00% of ordinary income dividends paid during the fiscal year as interest-related dividends.

32

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and

literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. ET

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. ET

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. ET

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

A report for the MFS Intermediate Investment Grade Bond Fund is not included because the Fund did not have any shareholders at period end. Please see note above.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended April 30, 2008 and 2007, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Bond Fund	52,226	52,041
MFS Intermediate Investment Grade Bond Fund+	0	40,683
MFS Limited Maturity Fund	38,953	39,217
MFS Municipal Limited Maturity Fund	37,761	37,098
MFS Research Bond Fund	53,364	52,872
MFS Research Bond Fund J	46,409	39,754

Total	228,713	261,665

For the fiscal years ended April 30, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Bond Fund	0	0	5,928	6,349	1,499	379
To MFS Intermediate Investment Grade Bond Fund+	0	0	0	6,164	0	379
To MFS Limited Maturity Fund	0	0	5,846	6,269	1,499	379
To MFS Municipal Limited Maturity Fund	0	0	5,355	5,795	1,499	379
To MFS Research Bond Fund	0	0	5,846	6,269	1,499	379
To MFS Research Bond Fund J	7,650	0	4,919	5,374	1,499	379

Total fees billed by Deloitte To above Funds:	7,650	0	27,894	36,220	7,495	2,274
To MFS and MFS Related Entities of MFS Bond Fund*	1,430,218	702,225	0	0	159,199	482,805
To MFS and MFS Related Entities of MFS Intermediate Investment Grade Bond Fund*+	0	702,225	0	0	0	482,805
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	1,430,218	702,225	0	0	159,199	482,805
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	1,430,218	702,225	0	0	159,199	482,805
To MFS and MFS Related Entities of MFS Research Bond Fund*	1,430,218	702,225	0	0	159,199	482,805
To MFS and MFS Related Entities of MFS Research Bond Fund J*	1,430,218	702,225	0	0	159,199	482,805

	2008	2007
Aggregate fees for non-audit services:
To MFS Bond Fund, MFS and MFS Related Entities#	1,699,231	1,349,631
To MFS Intermediate Investment Grade Bond Fund, MFS and MFS Related Entities#+	0	1,349,446
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,699,149	1,349,551
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,698,658	1,349,077
To MFS Research Bond Fund, MFS and MFS Related Entities#	1,699,149	1,349,551
To MFS Research Bond Fund J, MFS and MFS Related Entities#	1,705,872	1,348,656

+	The MFS Intermediate Investment Grade Bond Fund was reorganized into the MFS Research Bond Fund as of June 22, 2007. See note above.

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax

Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President

Date: June 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date: June 16, 2008

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 16, 2008

*	Print name and title of each signing officer under his or her signature.